As filed with the Securities and Exchange Commission on May 1, 2000

                                            Registration No. 333-425
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM S-6
                       Post-Effective Amendment No. 7 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                             (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)

                              --------------------

                            RONALD J. BOCAGE, ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036

                              --------------------

It is proposed that this filing become effective(check appropriate box)

 / / immediately upon filing pursuant to paragraph (b) of Rule 485
 --

 /X/ on May 1, 2000 pursuant to paragraph (b) of Rule 485
 --
 / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
 --
 / / on (date) pursuant to paragraph (a)(1) of Rule 485
 --

If appropriate check the following box

 / / this post-effective amendment designates a new effective date for a
 --
previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                           PROSPECTUS DATED MAY 1, 2000

                        MEDALLION EXECUTIVE VARIABLE LIFE

                a flexible premium variable life insurance policy
                                    issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
------------------------------------------------------------------------------------------------------------------

------
  Managed....................................................     Independence Investment Associates, Inc.
  Growth & Income............................................     Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R).................................     Fidelity Management and Research Company
  Equity Index...............................................     State Street Global Advisors
  Large Cap Value............................................     T. Rowe Price Associates, Inc.
  Large Cap Growth...........................................     Independence Investment Associates, Inc.
  Large Cap Aggressive Growth................................     Alliance Capital Management L.P.
  Fidelity VIP Growth........................................     Fidelity Management and Research Company
  AIM V.I. Value.............................................     A I M Advisors, Inc.
  Mid Cap Value..............................................     Neuberger Berman, LLC
  Fundamental Mid Cap Growth.................................     OppenheimerFunds, Inc.
  Mid Cap Growth.............................................     Janus Capital Corporation
  Real Estate Equity.........................................     Independence Investment Associates, Inc.
  Small/Mid Cap CORE.........................................     Goldman Sachs Asset Management
  Small/Mid Cap Growth.......................................     Wellington Management Company, LLP
  Small Cap Value............................................     INVESCO Management & Research, Inc.
  Small Cap Growth...........................................     John Hancock Advisers, Inc.
  MFS New Discovery..........................................     MFS Investment Management(R)
  Global Balanced............................................     Brinson Partners, Inc.
  Templeton International Securities.........................     Templeton Investment Counsel, Inc.
  International Equity Index.................................     Independence International Associates, Inc.
  International Opportunities................................     Rowe Price-Fleming International, Inc.
  Emerging Markets Equity ...................................     Morgan Stanley Dean Witter Investment
                                                                   Management, Inc.
  Short-Term Bond............................................     Independence Investment Associates, Inc.
  Bond Index.................................................     Mellon Bond Associates, LLP
  Active Bond................................................     John Hancock Advisers, Inc.
  Global Bond................................................     J.P. Morgan Investment Management, Inc.
  High Yield Bond............................................     Wellington Management Company, LLP
  Money Market...............................................     John Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds". In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

        Express Delivery                               U.S. Mail
        ----------------                               ---------
       529 Main Street (X-4)                          P.O. Box 111
       Charlestown, MA 02129                        Boston, MA 02117

                             Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                            GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 20.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 27.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 41.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 89.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                    **********

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can I invest money in the policy?. . . . . .                   5
 .Is there a minimum amount I must invest?. . . .                    6
 .How will the value of my investment in the policy change           8
over time?. . . . . . . . . . . . . . . . . . . .
 .What charges will JHVLICO deduct from my investment in             8
the policy?. . . . . . . . . . . . . . . . . . .
 .What charges will the Trusts deduct from my investment in         10
the policy?. . . . . . . . . . . . . . . . . . .
 .What other charges could JHVLICO impose in the future?            12
 .How can I change my policy's investment allocations?              12
 .How can I access my investment in the policy?. .                  13
 .How much will JHVLICO pay when the insured person dies?           14
 .How can I change my policy's insurance coverage?                  15
 .Can I cancel my policy after it's issued?. . . .                  16
 .Can I choose the form in which JHVLICO pays out policy            16
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?. . . . . .
                                                                              17
 .How will my policy be treated for income tax purposes?            18
 .How do I communicate with JHVLICO?. . . . . . .                   18

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $50.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
35. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company, or

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed death benefit feature is not in effect, the entire policy can lapse. In either case, if the
           ---
policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed death benefit feature

  This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your Basic Sum Insured will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each modal processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The Guaranteed Death Benefit Premium (or "GDB Premium) is defined in the policy and is "due" on each modal processing date. (The term "modal processing date" is defined under "Planned Premiums" on page 6.)

  No GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the insured person dies?" on page 14).

  If the Guaranteed Death Benefit test is not satisfied on any modal processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second monthly deduction date after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will permanently lapse. You cannot restore the feature once it has lapsed.

  The guaranteed death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How much will
     ---
JHVLICO pay when the insured person dies?" on page 14).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 30.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 13.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  current charge is a percentage of a certain portion of the premium you pay. The percentage is 6% in policy years 1 through 10. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in 1999, no termination of this charge has yet occurred. In no event will this charge exceed 3% after the 10th policy year. The portion of each year's premium that is currently subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently impose no sales charge on premiums in excess of the Target Premium. However, we reserve the right to impose a charge of up to 3% of such excess premiums paid after the 10th policy year.

Deductions from account value

 . Account value sales charge - A monthly charge to help defray our sales
 ----------------------------
  costs. This is a charge per $1,000 of Basic Sum Insured at issue that varies by age and sex and that is deducted only during the first five policy years. This charge will appear in the "Policy Specifications" section of the policy. As an example, the monthly charge for a male age 45 is 30c per $1,000 of Basic Sum Insured.

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This charge has two parts: (1) a flat dollar charge of $20 deducted only during the first policy year, and (2) a charge per $1,000 of Basic Sum Insured at issue that varies by age and sex and that is deducted only during the first five policy years. Both parts of this charge will appear in the "Policy Specifications" section of the policy. As an example, the second part of this monthly charge for a male age 45 is 3c per $1,000 of Basic Sum Insured.

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities. It is our current intention to make a credit to your account value to reflect a reduction in the insurance charge in the 10th policy year and thereafter, but such a reduction is not guaranteed. Because policies of this type were first offered for sale in 1996, no reductions have yet been made.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

 . Optional benefits charge - Monthly charges for any optional insurance
 --------------------------
  benefits added to the policy by means of a rider. We currently offer a number of optional riders, such as the accidental death benefit rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUSTS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed . . . . . . . . . . . . . . . .     0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Equity Index  . . . . . . . . . . . . .     0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value . . . . . . . . . . . .     0.74%           N/A              0.10%         0.84%           0.11%
Large Cap Growth  . . . . . . . . . . .     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth . . . . . .     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value . . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth  . . . . . . . . . . . .     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth  . . . . . .     0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity  . . . . . . . . . .     0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE  . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth  . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth  . . . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * . . . . . . . . . . .     0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index  . . . . . .     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities . . . . . .     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity . . . . . . . .     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond . . . . . . . . . . . .     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index  . . . . . . . . . . . . . .     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * . . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Global Bond . . . . . . . . . . . . . .     0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond . . . . . . . . . . . .     0.65%           N/A              0.10%         0.75%           0.39%
Money Market  . . . . . . . . . . . . .     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value  . . . . . . . . . . . .     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth . . . . . . . . . .     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund(R)  . . . . . .     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES (NOTE 3):
Templeton International Securities  . .     0.69%          0.25%             0.19%         1.13%           0.19%

MFS VARIABLE INSURANCE TRUST
    (NOTE 4):
MFS New Discovery . . . . . . . . . . .     0.90%           N/A              0.17%         1.07%           1.59%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999.
     Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

    * Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securi-ties Fund, the estimated expenses for the two funds combined after May 1, 2000 would be: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent.
     Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.


 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 .You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 .We must receive the request for such a transfer during the period beginning
  60 days prior to the policy anniversary and ending 30 days after it.

 .The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, in the first two policy years, a refund of certain sales charges (as described under "Additional information about how certain policy charges work" on page 32). This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 8). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see "How much will JHVLICO pay when the insured person dies?" on page 14) and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of your account value that is in the fixed investment option plus 90% of your account value that is in the variable investment options.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 20 policy years and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 30.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum
       Insured or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total Sum
       Insured plus your policy's account value on the date of death, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 35). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  After the first policy year, you may request an increase in the Total Sum Insured. Each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 32.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $100,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 32.

Change of death benefit option

  As of any policy anniversary, you may change your coverage from death benefit Option A to Option B or vice-versa, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Tax consequences

  Please read "Tax considerations" starting on page 35 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under

"Reduced charges for eligible classes" on page 33. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 35.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 45 year old male select underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                    Death Benefit                Surrender Value
                             ----------------------------  ---------------------------
                                Assuming hypothetical         Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  ---------------------------
 Year    5% annual interest     0%        6%       12%       0%        6%        12%
------   ------------------  --------  --------  --------  -------  --------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   927  $  1,007   $  1,087
   2             4,305        100,000   100,000   100,000    2,225     2,450      2,685
   3             6,620        100,000   100,000   100,000    3,172     3,615      4,098
   4             9,051        100,000   100,000   100,000    4,245     4,983      5,818
   5            11,604        100,000   100,000   100,000    5,283     6,392      7,698
   6            14,284        100,000   100,000   100,000    6,678     8,250     10,172
   7            17,098        100,000   100,000   100,000    8,030    10,170     12,885
   8            20,053        100,000   100,000   100,000    9,338    12,154     15,862
   9            23,156        100,000   100,000   100,000   10,601    14,202     19,130
  10            26,414        100,000   100,000   100,000   11,839    16,350     22,765
  11            29,834        100,000   100,000   100,000   13,149    18,699     26,905
  12            33,426        100,000   100,000   100,000   14,409    21,132     31,476
  13            37,197        100,000   100,000   100,000   15,615    23,653     36,526
  14            41,157        100,000   100,000   100,000   16,764    26,264     42,113
  15            45,315        100,000   100,000   100,000   17,852    28,969     48,304
  16            49,681        100,000   100,000   100,000   18,875    31,772     55,175
  17            54,265        100,000   100,000   100,000   19,828    34,679     62,812
  18            59,078        100,000   100,000   100,000   20,705    37,693     71,320
  19            64,132        100,000   100,000   100,000   21,501    40,823     80,817
  20            69,439        100,000   100,000   109,643   22,208    44,075     91,369
  25           100,227        100,000   100,000   187,821   24,183    62,623    163,323
  30           139,522        100,000   100,000   296,927   22,450    86,935    282,787
  35           189,673        100,000   126,120   506,448   13,700   120,114    482,332



---------
*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                    Death Benefits              Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   607  $   677   $    747
   2             4,305        100,000   100,000   100,000    1,570    1,754      1,948
   3             6,620        100,000   100,000   100,000    2,164    2,515      2,900
   4             9,051        100,000   100,000   100,000    2,869    3,439      4,088
   5            11,604        100,000   100,000   100,000    3,522    4,362      5,358
   6            14,284        100,000   100,000   100,000    4,514    5,688      7,134
   7            17,098        100,000   100,000   100,000    5,441    7,023      9,047
   8            20,053        100,000   100,000   100,000    6,298    8,362     11,107
   9            23,156        100,000   100,000   100,000    7,078    9,700     13,324
  10            26,414        100,000   100,000   100,000    7,774   11,029     15,712
  11            29,834        100,000   100,000   100,000    8,441   12,409     18,354
  12            33,426        100,000   100,000   100,000    9,015   13,774     21,210
  13            37,197        100,000   100,000   100,000    9,492   15,123     24,309
  14            41,157        100,000   100,000   100,000    9,869   16,452     27,679
  15            45,315        100,000   100,000   100,000   10,139   17,756     31,354
  16            49,681        100,000   100,000   100,000   10,290   19,025     35,369
  17            54,265        100,000   100,000   100,000   10,310   20,248     39,767
  18            59,078        100,000   100,000   100,000   10,182   21,411     44,595
  19            64,132        100,000   100,000   100,000    9,883   22,495     49,913
  20            69,439        100,000   100,000   100,000    9,394   23,483     55,790
  25           100,227        100,000   100,000   111,824    3,294   26,337     97,238
  30           139,522             **   100,000   173,583       **   22,360    165,318
  35           189,673             **        **   288,157       **       **    274,435



---------
 *The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  2,100       $100,925  $101,004  $101,084  $   925  $ 1,004   $  1,084
   2             4,305        102,059   102,283   102,518    2,219    2,443      2,678
   3             6,620        103,159   103,601   104,081    3,159    3,601      4,081
   4             9,051        104,222   104,956   105,786    4,222    4,956      5,786
   5            11,604        105,247   106,348   107,643    5,247    6,348      7,643
   6            14,284        106,624   108,182   110,084    6,624    8,182     10,084
   7            17,098        107,953   110,068   112,750    7,953   10,068     12,750
   8            20,053        109,232   112,007   115,660    9,232   12,007     15,660
   9            23,156        110,456   113,996   118,835   10,456   13,996     18,835
  10            26,414        111,647   116,066   122,346   11,647   16,066     22,346
  11            29,834        112,899   118,316   126,319   12,899   18,316     26,319
  12            33,426        114,088   120,624   130,667   14,088   20,624     30,667
  13            37,197        115,209   122,987   135,425   15,209   22,987     35,425
  14            41,157        116,256   125,400   140,631   16,256   25,400     40,631
  15            45,315        117,224   127,862   146,327   17,224   27,862     46,327
  16            49,681        118,106   130,365   152,558   18,106   30,365     52,558
  17            54,265        118,894   132,903   159,374   18,894   32,903     59,374
  18            59,078        119,581   135,470   166,830   19,581   35,470     66,830
  19            64,132        120,157   138,055   174,984   20,157   38,055     74,984
  20            69,439        120,611   140,649   183,901   20,611   40,649     83,901
  25           100,227        120,754   153,394   242,822   20,754   53,394    142,822
  30           139,522        116,061   164,145   335,532   16,061   64,145    235,532
  35           189,673        103,598   168,710   480,813    3,598   68,710    380,813



---------
*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  -------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of      gross annual return of
Policy     accumulated at    ----------------------------  -------------------------
 Year    5% annual interest     0%        6%       12%       0%      6%        12%
------   ------------------  --------  --------  --------  ------  -------  ----------
   1          $  2,100       $100,602  $100,671  $100,741  $  602  $   671   $    741
   2             4,305        101,395   101,578   101,770   1,555    1,738      1,930
   3             6,620        102,136   102,483   102,862   2,136    2,483      2,862
   4             9,051        102,823   103,383   104,020   2,823    3,383      4,020
   5            11,604        103,451   104,273   105,247   3,451    4,273      5,247
   6            14,284        104,412   105,554   106,961   4,412    5,554      6,961
   7            17,098        105,298   106,829   108,788   5,298    6,829      8,788
   8            20,053        106,104   108,091   110,730   6,104    8,091     10,730
   9            23,156        106,821   109,329   112,789   6,821    9,329     12,789
  10            26,414        107,442   110,532   114,967   7,442   10,532     14,967
  11            29,834        108,022   111,755   117,336   8,022   11,755     17,336
  12            33,426        108,492   112,928   119,839   8,492   12,928     19,839
  13            37,197        108,852   114,045   122,487   8,852   14,045     22,487
  14            41,157        109,097   115,095   125,287   9,097   15,095     25,287
  15            45,315        109,219   116,068   128,245   9,219   16,068     28,245
  16            49,681        109,207   116,947   131,363   9,207   16,947     31,363
  17            54,265        109,049   117,711   134,641   9,049   17,711     34,641
  18            59,078        108,729   118,338   138,076   8,729   18,338     38,076
  19            64,132        108,225   118,796   141,659   8,225   18,796     41,659
  20            69,439        107,520   119,058   145,382   7,520   19,058     45,382
  25           100,227        100,459   116,413   165,894     459   16,413     65,894
  30           139,522             **   103,089   187,614      **    3,089     87,614
  35           189,673             **        **   203,225      **       **    103,225



---------
 *The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                    Death Benefit                Surrender Value
                             ----------------------------  ---------------------------
                                Assuming hypothetical         Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  ---------------------------
 Year    5% annual interest     0%        6%       12%       0%        6%        12%
------   ------------------  --------  --------  --------  -------  --------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   927  $  1,007   $  1,087
   2             4,305        100,000   100,000   100,000    2,225     2,450      2,685
   3             6,620        100,000   100,000   100,000    3,172     3,615      4,098
   4             9,051        100,000   100,000   100,000    4,245     4,983      5,818
   5            11,604        100,000   100,000   100,000    5,283     6,392      7,698
   6            14,284        100,000   100,000   100,000    6,678     8,250     10,172
   7            17,098        100,000   100,000   100,000    8,030    10,170     12,885
   8            20,053        100,000   100,000   100,000    9,338    12,154     15,862
   9            23,156        100,000   100,000   100,000   10,601    14,202     19,130
  10            26,414        100,000   100,000   100,000   11,839    16,350     22,765
  11            29,834        100,000   100,000   100,000   13,149    18,699     26,905
  12            33,426        100,000   100,000   100,000   14,409    21,132     31,476
  13            37,197        100,000   100,000   100,000   15,615    23,653     36,526
  14            41,157        100,000   100,000   100,000   16,764    26,264     42,113
  15            45,315        100,000   100,000   100,000   17,852    28,969     48,304
  16            49,681        100,000   100,000   100,790   18,875    31,772     55,170
  17            54,265        100,000   100,000   111,762   19,828    34,679     62,724
  18            59,078        100,000   100,000   123,472   20,705    37,693     71,014
  19            64,132        100,000   100,000   135,990   21,501    40,823     80,107
  20            69,439        100,000   100,000   149,383   22,208    44,075     90,076
  25           100,227        100,000   100,000   232,437   24,183    62,623    156,208
  30           139,522        100,000   116,160   352,352   22,450    85,752    260,115
  35           189,673        100,000   141,501   528,903   13,700   112,660    421,101



---------
*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   607  $   677   $    747
   2             4,305        100,000   100,000   100,000    1,570    1,754      1,948
   3             6,620        100,000   100,000   100,000    2,164    2,515      2,900
   4             9,051        100,000   100,000   100,000    2,869    3,439      4,088
   5            11,604        100,000   100,000   100,000    3,522    4,362      5,358
   6            14,284        100,000   100,000   100,000    4,514    5,688      7,134
   7            17,098        100,000   100,000   100,000    5,441    7,023      9,047
   8            20,053        100,000   100,000   100,000    6,298    8,362     11,107
   9            23,156        100,000   100,000   100,000    7,078    9,700     13,324
  10            26,414        100,000   100,000   100,000    7,774   11,029     15,712
  11            29,834        100,000   100,000   100,000    8,441   12,409     18,354
  12            33,426        100,000   100,000   100,000    9,015   13,774     21,210
  13            37,197        100,000   100,000   100,000    9,492   15,123     24,309
  14            41,157        100,000   100,000   100,000    9,869   16,452     27,679
  15            45,315        100,000   100,000   100,000   10,139   17,756     31,354
  16            49,681        100,000   100,000   100,000   10,290   19,025     35,369
  17            54,265        100,000   100,000   100,000   10,310   20,248     39,767
  18            59,078        100,000   100,000   100,000   10,182   21,411     44,595
  19            64,132        100,000   100,000   100,000    9,883   22,495     49,913
  20            69,439        100,000   100,000   100,000    9,394   23,483     55,790
  25           100,227        100,000   100,000   139,680    3,294   26,337     93,871
  30           139,522             **   100,000   200,677       **   22,360    148,145
  35           189,673             **        **   280,277       **       **    223,151



---------
 *The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 19.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO ......................                      28
How we support the policy and investment options                   28
Procedures for issuance of a policy.........                       29
Basic Sum Insured vs. Additional Sum Insured                       30
Commencement of investment performance......                       30
How we process certain policy transactions..                       31
Effects of policy loans.....................                       32
Additional information about how certain policy charges            32
work........................................
How we market the policies..................                       34
Tax considerations..........................                       35
Reports that you will receive...............                       37
Voting privileges that you will have........                       37
Changes that JHVLICO can make as to your policy                    37
Adjustments we make to death benefits.......                       38
When we pay policy proceeds.................                       38
Other details about exercising rights and paying benefits          38
Legal matters...............................                       39
Registration statement filed with the SEC...                       39
Accounting and actuarial experts............                       39
Financial statements of JHVLICO and the Account                    39
List of Directors and Executive Officers of JHVLICO                40

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 75. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 30).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 .Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 35).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 .The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured decreases.

 . Reinstatements of lapsed policies.

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Additional Sum Insured increases.

 . Change of death benefit Option from A to B.

  A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The premium sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 34.)

  If you surrender the policy during the first two policy years, we will refund a portion of the total sales charges that have been deducted from premiums and account value. The refund will be equal to the amount by which such total sales charges exceed the sum of the following:

 . 30% of premiums paid up to one SEC Guideline Annual Premium (as defined below), plus

 .10% of any premiums paid that exceed one SEC Guideline Annual Premium but do not exceed two SEC Guideline Annual Premiums, plus

 . 9% of any premiums paid that exceed two SEC Guideline Annual Premiums.

 An SEC Guideline Annual Premium is the level annual premium that would be required for a fixed life insurance policy on the life of the insured person with a face amount equal to the Total Sum Insured of the policy being surrendered and having the same optional insurance benefit riders as the policy being surrendered. Calculation of this level annual premium is based on certain assumptions prescribed by the SEC for this purpose.

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $6,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $3,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 35.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 20% of the Target Premium paid in the first policy year (plus a trail commission payable in each of policy years 2 through 4 equal to 6% of such first year Target Premium), 6% of the Target Premium paid in the second through fourth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 .Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro......    Chairman of the Board and Chief
                               Executive Officer of JHVLICO; President, Chief
                               Operations Officer and Chief Executive
                               Officer-Elect, John Hancock Life Insurance
                               Company.
Michele G. Van Leer........    Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                                Life Insurance Company.
Ronald J. Bocage...........    Director, Vice President and
                               Counsel of JHVLICO; Vice President and Counsel,
                               John Hancock Life Insurance Company.
Bruce M. Jones.............    Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee..............    Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy...........    Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster...........    Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano..........    Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong................    Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette........    Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd.............    Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou............    Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen...........    Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                                Life Insurance Company
Julie H. Indge.............    Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith...........    Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli.......    Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company




  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                        1999                   1998
                                                                        ---------              ---------
                                                                       (IN MILLIONS)

INCOME
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .                          $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .                   136.0          122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .          605.4                   618.1
 ---------                                                                           --------
                                                                             1,692.2                  2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .     349.9                        301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .     888.8                        1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .     314.4                        274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .      20.5                    28.1
                                                               ----------            --------
                                                               1,573.6                 1,963.9
   ----------
 Gain from operations before federal income
 taxes and net realized capital losses                           118.6                        49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .      42.9                    33.1
                                                               ----------            --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES          75.7                    16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .     (1.7)                   (0.6)
                                                               ----------            --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .      74.0                    15.6

Unassigned deficit at beginning of year  . . . . . . . . . .    (49.2)                  (58.3)
Net unrealized capital losses and other adjustments--Note 4      (3.8)                   (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .   (198.9)                   (0.5)
                                                               ----------            --------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .         $(177.9)                 $ (49.2)
                                                               ==========            ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------

                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:




                        --------------   --------------     ---------------    ---------
                         (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                        --------         -----              ------             --------

Total bonds . . . . .
                        ========         =====              ======             ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                        --------         -----              ------             --------

Total bonds . . . . .                                              15.1
                        ========         =====              ======             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                          (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .   $   58.5           58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central   $ 71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6
                                            West North Central     16.6
                                            West South Central     48.6
                                            Other                   3.5
                                ------                           ------

                                $433.1                           $433.1
                                ======                           ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)
                                                  ------------------
 NOTIONAL AMOUNTS                             1999                               1998
                                                            FAIR VALUE
                                                            ---------
                                                           (IN MILLIONS)
Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.



                                                  DECEMBER 31, 1999   PERCENT
                                                  -----------------   ------
                                                          (IN MILLIONS)
Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
                                                     --------       --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
                                                     --------       --------

Total annuity reserves and deposit liabilities       $2,673.4         100.0%
                                                     ========       ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                            DECEMBER 31,
                                 1999                        1998
                          ----------------------   ---------------------
                          CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
                          ---------    ---------   -----------    ----------
                                              (IN MILLIONS)
ASSETS
   Bonds--Note 6
   Preferred stocks--Note
    6........................  35.9       35.9       36.5              36.5
   Common stocks--Note 6.....   3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6.............. 433.1      421.7      388.1             401.3
   Policy loans--Note 1...... 172.1      172.1      137.7             137.7
   Cash items--Note 1........ 250.1      250.1       19.9              19.9

Derivatives assets
 (liabilities) relating
   to: --Note 8
   Futures contracts.........   0.6        0.6      (0.5)             (0.5)
   Interest rate swaps.......    --       11.5         --            (17.7)
   Currency rate swaps.......    --      (1.6)         --             (3.3)
   Interest rate caps........   5.6        5.6        3.1               3.1

LIABILITIES
   Commitments--Note 10......    --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

   We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1999


                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         21,617       12,536           419        208,513
 M Fund Inc.  . . . .             --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets  . . . .    115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         20,467       12,194            75        208,172
 M Fund Inc.  . . . .             --           --            --             --
Asset charges payable          9,166        2,723         2,779          2,698
                        ------------  -----------   -----------    -----------
Total liabilities . .         29,633       14,917         2,854        210,870
                        ------------  -----------   -----------    -----------
Net assets  . . . . .   $115,521,551  $38,321,473   $33,198,674    $31,022,828
                        ============  ===========   ===========    ===========




                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .    $      304    $     4,698  $     1,803   $     3,061
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .     4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at value .            --             --           --            --
Receivable from:
 John Hancock Varidable
  Series Trust I . . .            52         27,659       12,738     1,396,082
 M Fund Inc. . . . . .            --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets . . . . .     4,592,213     63,531,973   27,121,459    62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .             9         26,980       12,479     1,395,329
 M Fund Inc. . . . . .            --             --           --            --
Asset charges payable            348          5,377        2,063         3,814
                          ----------    -----------  -----------   -----------
Total liabilities  . .           357         32,357       14,542     1,399,143
                          ----------    -----------  -----------   -----------
Net assets . . . . . .    $4,591,856    $63,499,616  $27,106,917   $61,006,769
                          ==========    ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 1999


                          MID CAP     SMALL/MID CAP   REAL ESTATE      GROWTH&
                           VALUE          GROWTH         EQUITY         INCOME
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  --------------  ------------   ------------
ASSETS
Cash  . . . . . . . .   $      1,422  $          701  $        611   $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value              --              --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         38,609         580,155            88        330,982
 M Fund Inc.  . . . .             --              --            --             --
                        ------------  --------------  ------------   ------------
Total assets  . . . .     19,178,564      10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         38,404         580,049            --        328,424
 M Fund Inc.  . . . .             --              --            --             --
Asset charges payable          1,627             807           699         20,434
                        ------------  --------------  ------------   ------------
Total liabilities . .         40,031         580,856           699        348,858
                        ------------  --------------  ------------   ------------
Net assets  . . . . .   $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                        ============  ==============  ============   ============




                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                          MANAGED        BOND         VALUE      OPPORTUNITIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   ----------    -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $     13,307  $       731  $     1,430    $     2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         34,311          215      189,514          1,308
 M Fund Inc.  . . . .             --           --           --             --
                        ------------  -----------  -----------    -----------
Total assets  . . . .    125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         32,402          114      189,306            955
 M Fund Inc.  . . . .             --           --           --             --
Asset charges payable         15,216          832        1,639          2,808
                        ------------  -----------  -----------    -----------
Total liabilities . .         47,618          946      190,945          3,763
                        ------------  -----------  -----------    -----------
Net assets  . . . . .   $125,710,809  $11,728,988  $18,783,396    $31,535,049
                        ============  ===========  ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 1999


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .   $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .    149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I . . .        126,680     766,077          222            271
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .        125,115     765,972           --            122
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable          12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities  . .        137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========




                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
                            ---------------------------------------------------
ASSETS
Cash  . . . . . . . . . .   $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . . .            --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .    16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I  . . . .           771           63          254          24
 M Fund Inc.  . . . . . .            --           --           --          --
                            -----------   ----------   ----------    --------
Total assets  . . . . . .    16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company            620           --          204          13
 M Fund Inc.  . . . . . .            --           --           --          --
Asset charges payable . .         1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities . . . .         1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets  . . . . . . .   $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 1999


                                                       SMALL/ MID
                                                        CAP CORE       HIGH
                                              BOND     SUBACCOUNT     YIELD
                                             INDEX     ----------      BOND
                                           SUBACCOUNT               SUBACCOUNT
                                           ----------              ------------
                                           ------------------------------------
ASSETS
Cash . . . . . . . . . . . . . . . . . .   $      374   $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value . . . . . . . . . . . . . . . . .    5,126,051    616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value . . . . . . . . . .           --         --            --
Receivable from:
 John Hancock Variable Series Trust I  .           87          7       906,251
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
                                           ----------   --------    ----------
Total assets . . . . . . . . . . . . . .    5,126,512    616,876     5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company. . . . . . . . . . . . . . . .           20         --       906,193
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
Asset charges payable  . . . . . . . . .          441         63           368
                                           ----------   --------    ----------
Total liabilities  . . . . . . . . . . .          461         63       906,561
                                           ----------   --------    ----------
Net assets . . . . . . . . . . . . . . .   $5,126,051   $616,813    $4,273,214
                                           ==========   ========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                             STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                        --------------------------------------  -----------------------------------
                           1999          1998         1997         1999          1998         1997
                        ------------  -----------  -----------  ------------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc.  . . . .            --            --           --           --           --          --
                        -----------   -----------  -----------  -----------   ----------    --------
Total investment
 income . . . . . . .    17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense
  risks . . . . . . .       324,595       168,652       91,256      126,407       93,556      39,184
                        -----------   -----------  -----------  -----------   ----------    --------
Net investment income    17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                        -----------   -----------  -----------  -----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                        -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                        ===========   ===========  ===========  ===========   ==========    ========





                         INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   ----------------------------------
                           1999         1998          1997          1999         1998         1997
                        -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc.  . . . .           --           --            --             --          --          --
                        ----------   ----------   -----------    -----------  ----------    --------
Total investment
 income . . . . . . .      936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks . . . . . . .       81,058       45,651        33,893         60,221      22,593       6,547
                        ----------   ----------   -----------    -----------  ----------    --------
Net investment income
 (loss) . . . . . . .      855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                        ----------   ----------   -----------    -----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                        ----------   ----------   -----------    -----------  ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                        ==========   ==========   ===========    ===========  ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                        INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ---------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc.  . . . .           --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income . . . . . . .      372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks . . . . . . .       13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss) . . . . . . .      358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments    (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========





                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc.  . . . .            --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income . . . . . . .     1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks . . . . . . .        88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income     1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments   (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   ----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income . . . . . . . . . . . .      110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks. . . . . . . . . .       68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income . . . . . . . . . . . . .       41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .     (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .      897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========





                          REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        ----------------------------------   -------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc.  . . . .          --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income . . . . . . .     544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks . . . . . . .      29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment income     515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period .      80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  ------------------------------------
                           1999          1998        1997        1999         1998          1997
                        ------------  ----------  ----------  -----------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc.  . . . .            --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment
 income . . . . . . .    11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense
  risks . . . . . . .       495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income    10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========





                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ---------------------------------
                          1999        1998        1997        1999        1998        1997
                        ----------  ----------  ---------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
 M Fund Inc.  . . . .          --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income . . . . . . .     409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks . . . . . . .      64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment income     344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the period .     325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on investments   (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                     EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                               -----------------------------------  --------------------------------
                                  1999         1998        1997        1999         1998       1997
                               -----------  ----------  ----------  ------------  --------  --------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I........       $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc.............                --          --          --           --         --         --
                               -----------  ----------  ----------  -----------   --------   --------
Total investment
 income.................         5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks.................           335,573     126,021      31,223       35,321     19,894      3,820
                               -----------  ----------  ----------  -----------   --------   --------
Net investment income...         5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)..............         7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period................         4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                               -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments..        12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                               -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations.............       $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                               ===========  ==========  ==========  ===========   ========   ========





                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  ------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  --------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I...............$1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc.............        --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income................. 1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks.................    33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment income... 1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains..... 1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period................ 1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on investments.. 2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations.............$3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========




See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ---------------------------------   --------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc.  . . . .           --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income . . . . . . .      487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks . . . . . . .       37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment income      449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .    3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on investments   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======





                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   ------------------   --------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc.  . . . .           --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income . . . . . . .      137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks . . . . . . .        5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment income     132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period .      432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========




---------
* From July 1, 1997 (commencement of operations). ** From May 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   -------------------   --------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . .   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc. . . . . . . . . . .         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income  . . . .     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks . .      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss) . .     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) . .     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments . . . . .     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from operations  $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)  . . . . .      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period  . .     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders  . . .     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders  . . . .    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets  . . . . . .     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period . . .     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period . . . . . .   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========





                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . .   $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains  . . . . . . . . . . .        753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .      6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders . . . . .     53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders . . . . . .    (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets . . . . . . . .     20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period  . . . .     12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          --------------------------------------   ---------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . .   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains . . . . . . . . . .        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period  . .      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders  . . .     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders  . . . .    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . . .     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets  . . . . . .     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period . . .     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period . . . . . .   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============





                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        ----------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains . . . . . . . . .        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period  .     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders  . .     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders  . . .    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period . .     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period . . . . .   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses) . . . . . . .       (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations  . . . . . . . . . . . . . . .        939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders . . . . .     32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders . . . . . .    (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets  . .      3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period  . . . .     15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========





                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          ----------------------------------------   -------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  ---------------
Increase in net assets from operations:
 Net investment income  . . . . . . . .   $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)  . . . . .       (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the period  . .         80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from
 operations . . . . . . . . . . . . . .       (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders  . . .     22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders  . . . .    (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .      4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets  . . . . . .      4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period . . .      4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period . . . . . .   $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            ----------------------------------------   -----------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses)  . . . . . .      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period  . . .     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders  . . . .    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders  . . . . .    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets . .     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period . . . .     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period . . . . . . .   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========





                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses) . . . . . . .       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders . . . . .     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders . . . . . .    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets . . . . . . . .      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period  . . . .     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period  . . . . . . .   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                       EQUITY INDEX SUBACCOUNT
                        -----------------------------------------------------
                                  1999                 1998          1997
                        -------------------------  -------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income  $              5,503,450   $  1,211,729   $   378,697
 Net realized gains
  (losses). . . . . .                  7,681,081        691,270       901,978
 Net unrealized
  appreciation
  (depreciation)
  during the period .                  4,678,509      6,098,919       392,256
                        ------------------------   ------------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                 17,863,040      8,001,918     1,672,931
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                225,994,914     60,690,933    23,412,687
 Net benefits to
  policyholders . . .               (147,909,470)   (31,166,123)   (9,622,006)
                        ------------------------   ------------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                 78,085,444     29,524,810    13,790,681
                        ------------------------   ------------   -----------
Net increase in net
 assets . . . . . . .                 95,948,484     37,526,728    15,463,612
Net assets at
 beginning of period                  53,964,647     16,437,919       974,307
                        ------------------------   ------------   -----------
Net assets at end of
 period . . . . . . .   $            149,913,131   $ 53,964,647   $16,437,919
                        ========================   ============   ===========
                                      GLOBAL BOND SUBACCOUNT
                        --------------------------------------------------
                                 1999                1998           1997
                        ------------------------  ------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income  $               424,767   $   283,651    $   71,030
 Net realized gains                    (204,675)       81,659         8,335
  (losses). . . . . .
 Net unrealized
  appreciation                         (433,526)       43,608       (11,727)
  (depreciation)        -----------------------   -----------    ----------
  during the period .
Net increase                           (213,434)      408,918        67,638
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                   11,387,398     9,258,713     1,828,179
  policyholders . . .
 Net benefits to
  policyholders . . .               (10,615,019)   (3,008,341)     (534,164)
                        -----------------------   -----------    ----------
Net increase in net
 assets resulting from                  772,379     6,250,372     1,294,015
 policyholder           -----------------------   -----------    ----------
 transactions . . . .
Net increase in net                     558,945     6,659,290     1,361,653
 assets . . . . . . .
Net assets at
 beginning of period                  8,279,571     1,620,281       258,628
                        -----------------------   -----------    ----------
Net assets at end of
 period . . . . . . .   $             8,838,516   $ 8,279,571    $1,620,281
                        =======================   ===========    ==========




                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . .   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains . . . . . . . . . . . . .     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . .     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders  . . . . . . .    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets  . . . . . . . . .    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period . . . . . .     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period . . . . . . . . .   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                           FRONTIER CAPITAL APPRECIATION
                                                     SUBACCOUNT
                        --------------------------------------------------------------------
                                          1999                        1998          1997
                        -----------------------------------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income  $                                449,994   $     9,897   $   118,150
 Net realized gains
  (losses). . . . . .                                    624,068      (445,752)      614,358
 Net unrealized
  appreciation
  (depreciation)
  during the period .                                  3,431,408       432,064      (368,570)
                        ----------------------------------------   -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                                  4,505,470        (3,791)      363,938
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                                 25,135,447    13,982,031    10,030,418
 Net benefits to
  policyholders . . .                                (22,331,613)   (9,695,520)   (5,969,436)
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                                  2,803,834     4,286,511     4,060,982
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets . . . . . . .                                  7,309,304     4,282,720     4,424,920
Net assets at
 beginning of period                                   9,675,718     5,392,998       968,078
                        ----------------------------------------   -----------   -----------
Net assets at end of
 period . . . . . . .   $                             16,985,022   $ 9,675,718   $ 5,392,998
                        ========================================   ===========   ===========
                                              ENHANCED U.S.
                                            EQUITY SUBACCOUNT
                        ---------------------------------------------------------
                                     1999                    1998          1997*
                        --------------------------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income  $                       518,137   $    68,233    $  14,857
 Net realized gains                             264,436        87,723        4,177
  (losses). . . . . .
 Net unrealized
  appreciation                                  151,562        89,677        6,844
  (depreciation)        -------------------------------   -----------    ---------
  during the period .
Net increase                                    934,135       245,633       25,878
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                            6,480,741     3,031,309      475,503
  policyholders . . .
 Net benefits to
  policyholders . . .                        (3,151,279)   (1,299,530)      (4,176)
                        -------------------------------   -----------    ---------
Net increase in net
 assets resulting from                        3,329,462     1,731,779      471,327
 policyholder           -------------------------------   -----------    ---------
 transactions . . . .
Net increase in net                           4,263,597     1,977,412      497,205
 assets . . . . . . .
Net assets at
 beginning of period                          2,474,617       497,205            0
                        -------------------------------   -----------    ---------
Net assets at end of
 period . . . . . . .   $                     6,738,214   $ 2,474,617    $ 497,205
                        ===============================   ===========    =========





                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               --------------------------   -------------------------   ------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . .   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses) . . . . . . . .        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . .        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders . . . . . .     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders . . . . . . .    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . .      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . .      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period  . . . . .        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . .   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========




---------
* From July 1, 1997 (commencement of operations). ** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                           SMALL/MID CAP CORE                  HIGH YIELD BOND
                               SUBACCOUNT                         SUBACCOUNT
                        ------------------------   ----------------------------------------
                           1999         1998**                1999                 1998**
                        ------------  -----------  ---------------------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income
  (loss). . . . . . .   $    52,711   $     (535)  $                  340,435    $    86,759
 Net realized gains
  (losses). . . . . .        65,733      (25,196)                      42,365         64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .       (10,735)      18,718                     (139,659)       149,416
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       107,709       (7,013)                     243,141        300,999
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     5,817,483    1,089,030                   19,870,990      6,683,673
 Net benefits to
  policyholders . . .    (5,611,532)    (778,864)                 (20,368,501)    (2,457,088)
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .       205,951      310,166                     (497,511)     4,226,585
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets . . . . . . .       313,660      303,153                     (254,370)     4,527,584
Net assets at
 beginning of period        303,153            0                    4,527,584              0
                        -----------   ----------   --------------------------    -----------
Net assets at end of
 period . . . . . . .   $   616,813   $  303,153   $                4,273,214    $ 4,527,584
                        ===========   ==========   ==========================    ===========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


             PORTFOLIO          SHARES OWNED      COST          VALUE
             ---------          ------------  ------------  --------------
Large Cap Growth  . . . . . .     4,226,550   $108,181,136   $115,521,551
Sovereign Bond  . . . . . . .     4,200,440     40,512,273     38,321,473
International Equity Index  .     1,689,937     29,224,059     33,198,674
Small Cap Growth  . . . . . .     1,622,919     25,907,535     31,022,828
International Balanced  . . .       428,930      4,680,715      4,591,856
Mid Cap Growth  . . . . . . .     2,172,468     46,744,046     63,499,616
Large Cap Value . . . . . . .     2,009,306     28,839,671     27,106,917
Money Market  . . . . . . . .     6,100,677     61,006,768     61,006,769
Mid Cap Value . . . . . . . .     1,497,913     18,236,811     19,138,533
Small/Mid Cap Growth  . . . .       707,222     10,888,164      9,925,831
Real Estate Equity  . . . . .       805,182      9,643,804      9,238,646
Growth & Income . . . . . . .    10,470,370    207,387,033    209,525,899
Managed . . . . . . . . . . .     8,137,552    130,087,567    125,710,809
Short-Term Bond . . . . . . .     1,206,452     11,963,663     11,728,988
Small Cap Value . . . . . . .     1,720,546     18,985,985     18,783,396
International Opportunities .     2,078,452     26,831,679     31,535,049
Equity Index  . . . . . . . .     7,327,855    138,687,664    149,913,131
Global Bond . . . . . . . . .       900,154      9,240,752      8,838,516
Turner Core Growth  . . . . .       988,705     20,433,059     22,671,005
Brandes International Equity      1,122,129     13,875,593     17,415,296
Frontier Capital Appreciation       804,225     13,485,020     16,985,022
Enhanced U.S. Equity  . . . .       321,327      6,490,133      6,738,214
Emerging Markets Equity . . .       303,646      3,288,843      3,723,380
Global Equity . . . . . . . .        68,965        784,773        836,878
Bond Index  . . . . . . . . .       550,115      5,214,459      5,126,051
Small/Mid Cap CORE  . . . . .        62,841        608,830        616,813
High Yield Bond . . . . . . .       475,514      4,263,457      4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  --------------
Large Cap Growth  . . . . . . . . .   $ 62,265,535   $ 14,711,539
Sovereign Bond  . . . . . . . . . .     38,288,617     29,280,010
International Equity Index  . . . .     32,519,440     17,541,313
Small Cap Growth  . . . . . . . . .     27,757,302     12,281,978
International Balanced  . . . . . .      3,415,587      1,768,784
Mid Cap Growth  . . . . . . . . . .     45,338,211     14,783,738
Large Cap Value . . . . . . . . . .     22,257,609     10,304,554
Money Market  . . . . . . . . . . .    304,141,849    329,646,739
Mid Cap Value . . . . . . . . . . .     15,413,952     12,927,617
Small/Mid Cap Growth  . . . . . . .      8,759,614      5,337,363
Real Estate Equity  . . . . . . . .     13,375,520      8,254,469
Growth & Income . . . . . . . . . .    144,949,345     32,223,136
Managed . . . . . . . . . . . . . .    111,633,323     21,803,394
Short-Term Bond . . . . . . . . . .     17,352,671     24,342,768
Small Cap Value . . . . . . . . . .     16,062,747      7,136,780
International Opportunities . . . .     24,767,973     17,918,215
Equity Index  . . . . . . . . . . .    124,086,502     40,497,607
Global Bond . . . . . . . . . . . .     10,322,531      9,125,384
Turner Core Growth  . . . . . . . .     20,980,047      5,874,338
Brandes International Equity  . . .     10,664,333      3,583,615
Frontier Capital Appreciation . . .     13,387,462     10,133,633
Enhanced U.S. Equity  . . . . . . .      5,925,334      2,077,734
Emerging Markets Equity . . . . . .      9,682,573      7,242,444
Global Equity . . . . . . . . . . .      2,167,637      1,624,954
Bond Index  . . . . . . . . . . . .      5,900,997      1,658,038
Small/Mid Cap CORE  . . . . . . . .      3,312,578      3,053,916
High Yield Bond . . . . . . . . . .     11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . . .     432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond  . . . . . . .     226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index  .     205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth  . . . . . .     151,029         21.68        131,551        21.71        42,832          21.76
International Balanced  . . .      21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth  . . . . . . .     202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value . . . . . . .     191,629         16.15        140,376        16.18         4,476          16.21
Money Market  . . . . . . . .     613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value . . . . . . . .     106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth  . . . .      83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity  . . . . .      94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income . . . . . . .     945,411         30.90        579,234        31.00       212,540          31.09
Managed . . . . . . . . . . .     554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond . . . . . . .      94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value . . . . . . .     114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities .     115,902         16.52        159,219        16.55         2,521          16.58
Equity Index  . . . . . . . .     442,683         23.06        565,394        23.10       189,577          23.14
Global Bond . . . . . . . . .      55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth  . . . . .      31,697         28.29         15,337        28.36            --             --
Brandes International Equity       18,319         16.91         33,342        16.94            --             --
Frontier Capital Appreciation      20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity  . . . .       3,102         17.47             --        17.50            --             --
Emerging Markets Equity . . .      31,332         12.77        114,481        12.78         4,803          12.79
Global Equity . . . . . . . .      11,223         12.22         15,873        12.23           777          12.24
Bond Index  . . . . . . . . .      99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE  . . . . .      12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond . . . . . . .      51,021         10.09         40,169        10.10            --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                                            --------------------------------------------------------
Large Cap Growth  . . . . . .     646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond  . . . . . . .      17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index  .      63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth  . . . . . .      90,088         22.04        39,929         22.05        38,804          22.07
International Balanced  . . .      68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth  . . . . . . .     146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value . . . . . . .     151,753         16.42       133,066         16.43       416,273          16.44
Money Market  . . . . . . . .     218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value . . . . . . . .      69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth  . . . .      27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity  . . . . .      58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income . . . . . . .     641,268         30.84       447,326         30.87        16,723          30.91
Managed . . . . . . . . . . .     162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond . . . . . . .      99,163         13.21       351,710         13.22            --             --
Small Cap Value . . . . . . .      32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities .     203,225         16.80       157,727         16.80        74,340          16.81
Equity Index  . . . . . . . .     324,024         23.44        37,253         23.46       533,298          23.47
Global Bond . . . . . . . . .      54,500         12.35         9,809         12.36            --             --
Turner Core Growth  . . . . .       7,772         28.80        12,496         28.83            --             --
Brandes International Equity      104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital Appreciation      74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity  . . . .      13,962         17.68             1         17.68            --             --
Emerging Markets Equity . . .          --            --        24,692         12.87            --             --
Global Equity . . . . . . . .          --            --            --         12.32            --             --
Bond Index  . . . . . . . . .       2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE  . . . . .          --            --            --         10.84            --             --
High Yield Bond . . . . . . .       1,998         10.18           310         10.18        85,180          10.18

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                              ---------------------------------   --------------------------  --------------------------
                                ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO                 SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ----------------  ----------------  ------------  ------------  ------------  --------------
                              --------------------------------------------------------------------------------------------
Large Cap Growth  . . . . .         92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond  . . . . . .         57,389            23.69          765,173        12.44       500,049          11.71
International Equity Index         113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth  . . . . .        193,672            21.70          298,417        21.90       197,401          24.61
International Balanced  . .         52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth  . . . . . .        168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value . . . . . .        269,931            16.17          125,284        16.31       115,052          13.95
Money Market  . . . . . . .        280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value . . . . . . .        412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth  . . .          3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity  . . . .         39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income . . . . . .        828,857            68.13        1,383,220        21.88       552,475          19.13
Managed . . . . . . . . . .      2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond . . . . . .         63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value . . . . . .        473,526            12.32          281,097        12.43        87,362          11.80
International Opportunities        559,454            16.54          227,841        16.68       335,763          15.97
Equity Index  . . . . . . .        477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond . . . . . . . .        146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth  . . . .             --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity . . . . . . . . . .             --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation . . . . . . .             --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity  . . .             --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity . .         45,954            12.77           18,062        12.82        40,257          12.82
Global Equity . . . . . . .          2,967            12.23            4,588        12.28        29,228          12.28
Bond Index  . . . . . . . .         18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE  . . . .             --               --           16,742        10.81           477          10.81
High Yield Bond . . . . . .         34,470            10.10           82,547        10.14        72,026          10.14

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                ------------------------------------------------------------------------------------
Large Cap Growth  . . . . . .      221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond  . . . . . . .      122,492        11.71        96,742         12.44          --             --
International Equity Index  .       40,197        15.54        68,833         15.05          --             --
Small Cap Growth  . . . . . .      158,068        24.61        34,357         21.90          --             --
International Balanced  . . .       22,819        12.85         3,040         13.41          --             --
Mid Cap Growth  . . . . . . .      291,628        39.83       111,636         35.92          --             --
Large Cap Value . . . . . . .       66,485        13.95        73,993         16.31          --             --
Money Market  . . . . . . . .      575,670        11.42       718,107         11.94          --             --
Mid Cap Value . . . . . . . .       62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth  . . . .       15,710        12.85        20,460         12.63          --             --
Real Estate Equity  . . . . .       10,691         9.54         7,405         12.27          --             --
Growth & Income . . . . . . .    1,047,922        19.13       196,321         21.88          --             --
Managed . . . . . . . . . . .       55,779        15.37        43,618         16.81          --             --
Short-Term Bond . . . . . . .       26,887        11.43        31,697         11.93          --             --
Small Cap Value . . . . . . .       22,247        11.80        40,374         12.43          --             --
International Opportunities .       39,238        15.97        35,379         16.68          --             --
Equity Index  . . . . . . . .    1,960,860        19.87       440,030         23.29          --             --
Global Bond . . . . . . . . .       35,346        11.58        51,458         12.27          --             --
Turner Core Growth  . . . . .      377,311        24.67       142,883         25.66          --             --
Brandes International Equity        82,135        17.67       116,504         16.53          --             --
Frontier Capital Appreciation       90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity  . . . .       48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity . . .        7,584        12.82         3,832         12.82          --             --
Global Equity . . . . . . . .        1,070        12.28         2,561         12.28          --             --
Bond Index  . . . . . . . . .      137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE  . . . . .       10,536        10.81         8,881         10.81          --             --
High Yield Bond . . . . . . .       15,036        10.14        38,875         10.14          --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  --------------
                                ----------------------------
Large Cap Growth  . . . . . .        --             --
Sovereign Bond  . . . . . . .        --             --
International Equity Index  .        --             --
Small Cap Growth  . . . . . .        --             --
International Balanced  . . .        --             --
Mid Cap Growth  . . . . . . .        --             --
Large Cap Value . . . . . . .        --             --
Money Market  . . . . . . . .        --             --
Mid Cap Value . . . . . . . .        --             --
Small/Mid Cap Growth  . . . .        --             --
Real Estate Equity  . . . . .        --             --
Growth & Income . . . . . . .        --             --
Managed . . . . . . . . . . .        --             --
Short-Term Bond . . . . . . .        --             --
Small Cap Value . . . . . . .        --             --
International Opportunities .        --             --
Equity Index  . . . . . . . .        --             --
Global Bond . . . . . . . . .        --             --
Turner Core Growth  . . . . .        --             --
Brandes International Equity         --             --
Frontier Capital Appreciation        --             --
Enhanced U.S. Equity  . . . .        --             --
Emerging Markets Equity . . .        --             --
Global Equity . . . . . . . .        --             --
Bond Index  . . . . . . . . .        --             --
Small/Mid Cap CORE  . . . . .        --             --
High Yield Bond . . . . . . .        --             --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE       PAGE        KEY WORD OR PHRASE                  PAGE
Account. . . . . . . .    28         monthly deduction date. . . . . .   30
account value. . . . .     8         mortality and expense risk charge   10
Additional Sum Insured    14         optional benefits . . . . . . . .   10
attained age . . . . .     9         options for death benefit . . . .   14
Basic Sum Insured. . .    14         owner . . . . . . . . . . . . . .    5
beneficiary. . . . . .    39         partial withdrawal. . . . . . . .   13
business day . . . . .    29         partial withdrawal charge . . . .   10
changing Option A or B    16         payment options . . . . . . . . .   16
changing the Total Sum               Planned Premium . . . . . . . . .    6
 Insured . . . . . . .    15         policy anniversary. . . . . . . .   30
charges. . . . . . . .     8         policy year . . . . . . . . . . .   30
Code . . . . . . . . .    35         premium; premium payment. . . . .    5
cost of insurance rates    9         prospectus. . . . . . . . . . . .    3
date of issue. . . . .    30         receive; receipt. . . . . . . . .   19
death benefit. . . . .     5         reinstate; reinstatement. . . . .    7
deductions . . . . . .     8         sales charges . . . . . . . . . .    9
expenses of the Trusts    10         SEC . . . . . . . . . . . . . . .    2
fixed investment option   29         Separate Account. . . . . . . . .   28
full surrender . . . .    13         Servicing Office. . . . . . . . .    2
fund . . . . . . . . .     2         special loan account. . . . . . .   14
grace period . . . . .     7         subaccount. . . . . . . . . . . .   28
guaranteed death                     surrender . . . . . . . . . . . .   13
 benefit feature . . .     7         surrender value . . . . . . . . .   13
Guaranteed Death                     Target Premium. . . . . . . . . .    9
 Benefit Premium . . .     7         tax considerations. . . . . . . .   35
insurance charge . . .     9         telephone transfers . . . . . . .   19
insured person . . . .     5         Total Sum Insured . . . . . . . .   14
investment options . .     1         transfers of account value. . . .   12
JHVLICO. . . . . . . .    28         Trust . . . . . . . . . . . . . .    2
lapse. . . . . . . . .     7         variable investment options . . .    1
loan . . . . . . . . .    13         we; us. . . . . . . . . . . . . .   28
loan interest. . . . .    14         withdrawal. . . . . . . . . . . .   13
                                     withdrawal charges. . . . . . . .   10
maximum premiums . . .     6         you; your . . . . . . . . . . . .   28

Minimum Initial Premium   29
minimum insurance
 amount. . . . . . . .    15

minimum premiums . . .     6
modified endowment
 contract. . . . . . .    36



                           PROSPECTUS DATED MAY 1, 2000

                       MEDALLION EXECUTIVE VARIABLE LIFE II

                a flexible premium variable life insurance policy
                                    issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
------------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .      Independence Investment Associates, Inc.
  Growth & Income . . . . .                                       Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R). . . . . . . . . . . . . . . .       Fidelity Management and Research Company
  Equity Index . . . . . . .                                      State Street Global Advisors
  Large Cap Value . . . . .                                       T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . .                                      Independence Investment Associates, Inc.
  Large Cap Aggressive Growth. . . . . . . . . . . . . . . .      Alliance Capital Management L.P.
  Fidelity VIP Growth. . .                                        Fidelity Management and Research Company
  AIM V.I. Value. . . . . .                                       A I M Advisors, Inc.
  Mid Cap Value . . . . . .                                       Neuberger Berman, LLC
  Fundamental Mid Cap Growth. . . . . . . . . . . . . . . .       OppenheimerFunds, Inc.
  Mid Cap Growth . . . . . .                                      Janus Capital Corporation
  Real Estate Equity . . . .                                      Independence Investment Associates, Inc.
  Small/Mid Cap CORE . . . .                                      Goldman Sachs Asset Management
  Small/Mid Cap Growth. . .                                       Wellington Management Company, LLP
  Small Cap Value . . . . .                                       INVESCO Management & Research, Inc.
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  MFS New Discovery. . . .                                        MFS Investment Management(R)
  Global Balanced . . . . .                                       Brinson Partners, Inc.
  Templeton International Securities. . . . . . . . . . . .       Templeton Investment Counsel, Inc.
  International Equity Index . . . . . . . . . . . . . . . .      Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .     Rowe Price-Fleming International, Inc.
                                                                  Morgan Stanley Dean Witter Investment
  Emerging Markets Equity .  . . . . . . . . . . . . . . . .       Management, Inc.
  Short-Term Bond . . . . .                                       Independence Investment Associates, Inc.
  Bond Index . . . . . . . .                                      Mellon Bond Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  Global Bond . . . . . . .  . . . . . . . . . . . . . . . .      J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . .                                       Wellington Management Company, LLP
  Money Market . . . . . . .                                      John Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the
investment options of the Trusts are referred to as "funds".   In the
prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

                Express Delivery                     U.S. Mail
                ----------------                     ---------
             529 Main Street (X-4)                  P.O. Box 111
             Charlestown, MA 02129                Boston, MA 02117


                             Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 20.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 27.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 42.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 90.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                    **********

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can I invest money in the policy?. . . . . .                   5
 .Is there a minimum amount I must invest?. . . .                    6
 .How will the value of my investment in the policy change           8
over time?. . . . . . . . . . . . . . . . . . . .
 .What charges will JHVLICO deduct from my investment in             8
the policy?. . . . . . . . . . . . . . . . . . .
 .What charges will the Trusts deduct from my investment in         10
the policy?. . . . . . . . . . . . . . . . . . .
 .What other charges could JHVLICO impose in the future?            12
 .How can I change my policy's investment allocations?              12
 .How can I access my investment in the policy?. .                  13
 .How much will JHVLICO pay when the insured person dies?           14
 .How can I change my policy's insurance coverage?                  15
 .Can I cancel my policy after it's issued?. . . .                  16
 .Can I choose the form in which JHVLICO pays out policy            16
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?. . . . . .                   17
 .How will my policy be treated for income tax purposes?            18
 .How do I communicate with JHVLICO?. . . . . . .                   18

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $50.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
35. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company, or

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed death benefit feature is not in effect, the entire policy can lapse. In either case, if the
           ---
policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed death benefit feature

  This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your Basic Sum Insured will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each modal processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The Guaranteed Death Benefit Premium (or "GDB Premium) is defined in the policy and is "due" on each modal processing date. (The term "modal processing date" is defined under "Planned Premiums" on page 6.)

  No GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the insured person dies?" on page 14).

  If the Guaranteed Death Benefit test is not satisfied on any modal processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the monthly deduction date after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will permanently lapse. You cannot restore the feature once it has lapsed.

  The guaranteed death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How much will
     ---
JHVLICO pay when the insured person dies?" on page 14).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 31.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 13.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  current charge is a percentage of a certain portion of the premium you pay. The percentage is 6% in policy years 1 through 10. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in 1999, no termination of this charge has yet occurred. In no event will this charge exceed 3% after the 10th policy year. The portion of each year's premium that is currently subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently impose no sales charge on premiums in excess of the Target Premium. However, we reserve the right to impose a charge of up to 3% of such excess premiums paid after the 10th policy year.

Deductions from account value

 . Account value sales charge - A monthly charge to help defray our sales
 ----------------------------
  costs. This is a charge per $1,000 of Basic Sum Insured at issue that varies by age and sex and that is deducted only during the first five policy years. This charge will appear in the "Policy Specifications" section of the policy. As an example, the monthly charge for a male age 45 is 30c per $1,000 of Basic Sum Insured.

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This charge has two parts: (1) a flat dollar charge of $20 deducted only during the first policy year, and (2) a charge per $1,000 of Basic Sum Insured at issue that varies by age and sex and that is deducted only during the first five policy years. Both parts of this charge will appear in the "Policy Specifications" section of the policy. As an example, the second part of this monthly charge for a male age 45 is 3c per $1,000 of Basic Sum Insured.

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities. It is our current intention to make a credit to your account value to reflect a reduction in the insurance charge in the 10th policy year and thereafter, but such a reduction is not guaranteed. Because policies of this type were first offered for sale in 1996, no reductions have yet been made.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

 . Optional benefits charge - Monthly charges for any optional insurance
 --------------------------
  benefits added to the policy by means of a rider. We currently offer a number of optional riders, such as the accidental death benefit rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUSTS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed . . . . . . . . . . . . . . . .     0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Equity Index  . . . . . . . . . . . . .     0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value . . . . . . . . . . . .     0.74%           N/A              0.10%         0.84%           0.11%
Large Cap Growth  . . . . . . . . . . .     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth . . . . . .     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value . . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth  . . . . . . . . . . . .     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth  . . . . . .     0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity  . . . . . . . . . .     0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE  . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth  . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth  . . . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * . . . . . . . . . . .     0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index  . . . . . .     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities . . . . . .     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity . . . . . . . .     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond . . . . . . . . . . . .     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index  . . . . . . . . . . . . . .     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * . . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Global Bond . . . . . . . . . . . . . .     0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond . . . . . . . . . . . .     0.65%           N/A              0.10%         0.75%           0.39%
Money Market  . . . . . . . . . . . . .     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value  . . . . . . . . . . . .     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth . . . . . . . . . .     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund(R)  . . . . . .     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE
 3):
Templeton International Securities  . .     0.69%          0.25%             0.19%         1.13%

MFS VARIABLE INSURANCE TRUST
    (NOTE 4):
MFS New Discovery . . . . . . . . . . .     0.90%           N/A              0.17%         1.07%           1.59%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999.
     Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

    * Global Balanced was formerly "International Balanced" and Active Bond
    was formerly "Sovereign    Bond".

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be:
    Management

    Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent.
     Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.


 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  We currently make no charge against account value for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, in the first two policy years, a refund of certain sales charges (as described under "Additional information about how certain policy charges work" on page 32). This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see "How much will JHVLICO pay when the insured person dies?" on page 14) and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of your account value that is in the fixed investment option plus 90% of your account value that is in the variable investment options.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 20 policy years and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 30.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death, or
       (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 35). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  After the first policy year, you may request an increase in the Total Sum Insured. Each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 32.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $100,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 32.

Change of death benefit option

  As of any policy anniversary, you may change your coverage from death benefit Option A to Option B or vice-versa, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Tax consequences

  Please read "Tax considerations" starting on page 35 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under

"Reduced charges for eligible classes" on page 33. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 35.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 45 year old male select underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                    Death Benefit                Surrender Value
                             ----------------------------  ---------------------------
                                Assuming hypothetical         Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  ---------------------------
 Year    5% annual interest     0%        6%       12%       0%        6%        12%
------   ------------------  --------  --------  --------  -------  --------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   927  $  1,007   $  1,087
   2             4,305        100,000   100,000   100,000    2,225     2,450      2,685
   3             6,620        100,000   100,000   100,000    3,172     3,615      4,098
   4             9,051        100,000   100,000   100,000    4,245     4,983      5,818
   5            11,604        100,000   100,000   100,000    5,283     6,392      7,698
   6            14,284        100,000   100,000   100,000    6,678     8,250     10,172
   7            17,098        100,000   100,000   100,000    8,030    10,170     12,885
   8            20,053        100,000   100,000   100,000    9,338    12,154     15,862
   9            23,156        100,000   100,000   100,000   10,601    14,202     19,130
  10            26,414        100,000   100,000   100,000   11,839    16,350     22,765
  11            29,834        100,000   100,000   100,000   13,149    18,699     26,905
  12            33,426        100,000   100,000   100,000   14,409    21,132     31,476
  13            37,197        100,000   100,000   100,000   15,615    23,653     36,526
  14            41,157        100,000   100,000   100,000   16,764    26,264     42,113
  15            45,315        100,000   100,000   100,000   17,852    28,969     48,304
  16            49,681        100,000   100,000   100,000   18,875    31,772     55,175
  17            54,265        100,000   100,000   100,000   19,828    34,679     62,812
  18            59,078        100,000   100,000   100,000   20,705    37,693     71,320
  19            64,132        100,000   100,000   100,000   21,501    40,823     80,817
  20            69,439        100,000   100,000   109,643   22,208    44,075     91,369
  25           100,227        100,000   100,000   187,821   24,183    62,623    163,323
  30           139,522        100,000   100,000   296,927   22,450    86,935    282,787
  35           189,673        100,000   126,120   506,448   13,700   120,114    482,332



---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                    Death Benefits              Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   607  $   677   $    747
   2             4,305        100,000   100,000   100,000    1,570    1,754      1,948
   3             6,620        100,000   100,000   100,000    2,164    2,515      2,900
   4             9,051        100,000   100,000   100,000    2,869    3,439      4,088
   5            11,604        100,000   100,000   100,000    3,522    4,362      5,358
   6            14,284        100,000   100,000   100,000    4,514    5,688      7,134
   7            17,098        100,000   100,000   100,000    5,441    7,023      9,047
   8            20,053        100,000   100,000   100,000    6,298    8,362     11,107
   9            23,156        100,000   100,000   100,000    7,078    9,700     13,324
  10            26,414        100,000   100,000   100,000    7,774   11,029     15,712
  11            29,834        100,000   100,000   100,000    8,441   12,409     18,354
  12            33,426        100,000   100,000   100,000    9,015   13,774     21,210
  13            37,197        100,000   100,000   100,000    9,492   15,123     24,309
  14            41,157        100,000   100,000   100,000    9,869   16,452     27,679
  15            45,315        100,000   100,000   100,000   10,139   17,756     31,354
  16            49,681        100,000   100,000   100,000   10,290   19,025     35,369
  17            54,265        100,000   100,000   100,000   10,310   20,248     39,767
  18            59,078        100,000   100,000   100,000   10,182   21,411     44,595
  19            64,132        100,000   100,000   100,000    9,883   22,495     49,913
  20            69,439        100,000   100,000   100,000    9,394   23,483     55,790
  25           100,227        100,000   100,000   111,824    3,294   26,337     97,238
  30           139,522             **   100,000   173,583       **   22,360    165,318
  35           189,673             **        **   288,157       **       **    274,435



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  2,100       $100,925  $101,004  $101,084  $   925  $ 1,004   $  1,084
   2             4,305        102,059   102,283   102,518    2,219    2,443      2,678
   3             6,620        103,159   103,601   104,081    3,159    3,601      4,081
   4             9,051        104,222   104,956   105,786    4,222    4,956      5,786
   5            11,604        105,247   106,348   107,643    5,247    6,348      7,643
   6            14,284        106,624   108,182   110,084    6,624    8,182     10,084
   7            17,098        107,953   110,068   112,750    7,953   10,068     12,750
   8            20,053        109,232   112,007   115,660    9,232   12,007     15,660
   9            23,156        110,456   113,996   118,835   10,456   13,996     18,835
  10            26,414        111,647   116,066   122,346   11,647   16,066     22,346
  11            29,834        112,899   118,316   126,319   12,899   18,316     26,319
  12            33,426        114,088   120,624   130,667   14,088   20,624     30,667
  13            37,197        115,209   122,987   135,425   15,209   22,987     35,425
  14            41,157        116,256   125,400   140,631   16,256   25,400     40,631
  15            45,315        117,224   127,862   146,327   17,224   27,862     46,327
  16            49,681        118,106   130,365   152,558   18,106   30,365     52,558
  17            54,265        118,894   132,903   159,374   18,894   32,903     59,374
  18            59,078        119,581   135,470   166,830   19,581   35,470     66,830
  19            64,132        120,157   138,055   174,984   20,157   38,055     74,984
  20            69,439        120,611   140,649   183,901   20,611   40,649     83,901
  25           100,227        120,754   153,394   242,822   20,754   53,394    142,822
  30           139,522        116,061   164,145   335,532   16,061   64,145    235,532
  35           189,673        103,598   168,710   480,813    3,598   68,710    380,813



---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  -------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of      gross annual return of
Policy     accumulated at    ----------------------------  -------------------------
 Year    5% annual interest     0%        6%       12%       0%      6%        12%
------   ------------------  --------  --------  --------  ------  -------  ----------
   1          $  2,100       $100,602  $100,671  $100,741  $  602  $   671   $    741
   2             4,305        101,395   101,578   101,770   1,555    1,738      1,930
   3             6,620        102,136   102,483   102,862   2,136    2,483      2,862
   4             9,051        102,823   103,383   104,020   2,823    3,383      4,020
   5            11,604        103,451   104,273   105,247   3,451    4,273      5,247
   6            14,284        104,412   105,554   106,961   4,412    5,554      6,961
   7            17,098        105,298   106,829   108,788   5,298    6,829      8,788
   8            20,053        106,104   108,091   110,730   6,104    8,091     10,730
   9            23,156        106,821   109,329   112,789   6,821    9,329     12,789
  10            26,414        107,442   110,532   114,967   7,442   10,532     14,967
  11            29,834        108,022   111,755   117,336   8,022   11,755     17,336
  12            33,426        108,492   112,928   119,839   8,492   12,928     19,839
  13            37,197        108,852   114,045   122,487   8,852   14,045     22,487
  14            41,157        109,097   115,095   125,287   9,097   15,095     25,287
  15            45,315        109,219   116,068   128,245   9,219   16,068     28,245
  16            49,681        109,207   116,947   131,363   9,207   16,947     31,363
  17            54,265        109,049   117,711   134,641   9,049   17,711     34,641
  18            59,078        108,729   118,338   138,076   8,729   18,338     38,076
  19            64,132        108,225   118,796   141,659   8,225   18,796     41,659
  20            69,439        107,520   119,058   145,382   7,520   19,058     45,382
  25           100,227        100,459   116,413   165,894     459   16,413     65,894
  30           139,522             **   103,089   187,614      **    3,089     87,614
  35           189,673             **        **   203,225      **       **    103,225



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                    Death Benefit                Surrender Value
                             ----------------------------  ---------------------------
                                Assuming hypothetical         Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  ---------------------------
 Year    5% annual interest     0%        6%       12%       0%        6%        12%
------   ------------------  --------  --------  --------  -------  --------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   927  $  1,007   $  1,087
   2             4,305        100,000   100,000   100,000    2,225     2,450      2,685
   3             6,620        100,000   100,000   100,000    3,172     3,615      4,098
   4             9,051        100,000   100,000   100,000    4,245     4,983      5,818
   5            11,604        100,000   100,000   100,000    5,283     6,392      7,698
   6            14,284        100,000   100,000   100,000    6,678     8,250     10,172
   7            17,098        100,000   100,000   100,000    8,030    10,170     12,885
   8            20,053        100,000   100,000   100,000    9,338    12,154     15,862
   9            23,156        100,000   100,000   100,000   10,601    14,202     19,130
  10            26,414        100,000   100,000   100,000   11,839    16,350     22,765
  11            29,834        100,000   100,000   100,000   13,149    18,699     26,905
  12            33,426        100,000   100,000   100,000   14,409    21,132     31,476
  13            37,197        100,000   100,000   100,000   15,615    23,653     36,526
  14            41,157        100,000   100,000   100,000   16,764    26,264     42,113
  15            45,315        100,000   100,000   100,000   17,852    28,969     48,304
  16            49,681        100,000   100,000   100,790   18,875    31,772     55,170
  17            54,265        100,000   100,000   111,762   19,828    34,679     62,724
  18            59,078        100,000   100,000   123,472   20,705    37,693     71,014
  19            64,132        100,000   100,000   135,990   21,501    40,823     80,107
  20            69,439        100,000   100,000   149,383   22,208    44,075     90,076
  25           100,227        100,000   100,000   232,437   24,183    62,623    156,208
  30           139,522        100,000   116,160   352,352   22,450    85,752    260,115
  35           189,673        100,000   141,501   528,903   13,700   112,660    421,101



---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   607  $   677   $    747
   2             4,305        100,000   100,000   100,000    1,570    1,754      1,948
   3             6,620        100,000   100,000   100,000    2,164    2,515      2,900
   4             9,051        100,000   100,000   100,000    2,869    3,439      4,088
   5            11,604        100,000   100,000   100,000    3,522    4,362      5,358
   6            14,284        100,000   100,000   100,000    4,514    5,688      7,134
   7            17,098        100,000   100,000   100,000    5,441    7,023      9,047
   8            20,053        100,000   100,000   100,000    6,298    8,362     11,107
   9            23,156        100,000   100,000   100,000    7,078    9,700     13,324
  10            26,414        100,000   100,000   100,000    7,774   11,029     15,712
  11            29,834        100,000   100,000   100,000    8,441   12,409     18,354
  12            33,426        100,000   100,000   100,000    9,015   13,774     21,210
  13            37,197        100,000   100,000   100,000    9,492   15,123     24,309
  14            41,157        100,000   100,000   100,000    9,869   16,452     27,679
  15            45,315        100,000   100,000   100,000   10,139   17,756     31,354
  16            49,681        100,000   100,000   100,000   10,290   19,025     35,369
  17            54,265        100,000   100,000   100,000   10,310   20,248     39,767
  18            59,078        100,000   100,000   100,000   10,182   21,411     44,595
  19            64,132        100,000   100,000   100,000    9,883   22,495     49,913
  20            69,439        100,000   100,000   100,000    9,394   23,483     55,790
  25           100,227        100,000   100,000   139,680    3,294   26,337     93,871
  30           139,522             **   100,000   200,677       **   22,360    148,145
  35           189,673             **        **   280,277       **       **    223,151



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 19.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO ......................                      28
How we support the policy and investment options                   28
Procedures for issuance of a policy.........                       29
Basic Sum Insured vs. Additional Sum Insured                       30
Commencement of investment performance......                       31
How we process certain policy transactions..                       31
Effects of policy loans.....................                       32
Additional information about how certain policy charges            32
work........................................
How we market the policies..................                       34
Tax considerations..........................                       35
Reports that you will receive...............                       37
Voting privileges that you will have........                       37
Changes that JHVLICO can make as to your policy                    38
Adjustments we make to death benefits.......                       38
When we pay policy proceeds.................                       38
Other details about exercising rights and paying benefits          39
Legal matters...............................                       39
Registration statement filed with the SEC...                       39
Accounting and actuarial experts............                       39
Financial statements of JHVLICO and the Account                    40
List of Directors and Executive Officers of JHVLICO                41

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 75. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 30).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can

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

have significant tax consequences (see "Tax Considerations" beginning on page
35).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured decreases.

 . Reinstatements of lapsed policies.

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Additional Sum Insured increases.

 . Change of death benefit Option from A to B.

  A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The premium sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 34.)

  If you surrender the policy during the first two policy years, we will refund a portion of the total sales charges that have been deducted from premiums and account value. The refund will be equal to the amount by which such total sales charges exceed the sum of the following:

 . 30% of premiums paid up to one SEC Guideline Annual Premium (as defined below), plus

 . 10% of any premiums paid that exceed one SEC Guideline Annual Premium but do not exceed two SEC Guideline Annual Premiums, plus

 . 9% of any premiums paid that exceed two SEC Guideline Annual Premiums.

 An SEC Guideline Annual Premium is the level annual premium that would be required for a fixed life insurance policy on the life of the insured person with a face amount equal to the Total Sum Insured of the policy being surrendered and having the same optional insurance benefit riders as the policy being surrendered. Calculation of this level annual premium is based on certain assumptions prescribed by the SEC for this purpose.

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $6,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $3,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 35.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Distribution of policies described in this prospectus will be limited to certain distribution channels which target members of affinity groups or other groups of associated individuals. The eligibility of such channels will be determined in accordance with our rules in effect at any given time. Any of the following factors may be considered in determining such eligibility: the nature of the group and its organizational framework; the method by which sales will be made to the members of the group; the facility with which premiums will be collected from the members; the anticipated lapse and surrender rates of the policies; the size of the group or class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums to be paid by or for the members; and any other such circumstances which, in our opinion, would justify the compensation levels specified below.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of a certain portion of the premium paid in the first policy year, 11% of the same portion of premium paid in each of the second through fourth policy years, and 3% of the same portion of premium paid in each policy year thereafter. The maximum commission on any premium paid in excess of such portion in any policy year is 3%. The portion of premium referenced in this paragraph will be at least equal to the Target Premium.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an

Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President, Chief Operations
                               Officer and Chief Executive Officer-Elect, John
                               Hancock Life Insurance Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith. . .          Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli.          Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                        1999                   1998
                                                                        ---------              ---------
                                                                       (IN MILLIONS)

INCOME
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .                          $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .                   136.0          122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .          605.4                   618.1
 ---------                                                                           --------
                                                                             1,692.2                  2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .     349.9                        301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .     888.8                        1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .     314.4                        274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .      20.5                    28.1
                                                               ----------            --------
                                                               1,573.6                 1,963.9
   ----------
 Gain from operations before federal income
 taxes and net realized capital losses                           118.6                        49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .      42.9                    33.1
                                                               ----------            --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES          75.7                    16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .     (1.7)                   (0.6)
                                                               ----------            --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .      74.0                    15.6

Unassigned deficit at beginning of year  . . . . . . . . . .    (49.2)                  (58.3)
Net unrealized capital losses and other adjustments--Note 4      (3.8)                   (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .   (198.9)                   (0.5)
                                                               ----------            --------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .         $(177.9)                 $ (49.2)
                                                               ==========            ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------

                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:




                        --------------   --------------     ---------------    ---------
                         (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                        --------         -----              ------             --------

Total bonds . . . . .
                        ========         =====              ======             ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                        --------         -----              ------             --------

Total bonds . . . . .                                              15.1
                        ========         =====              ======             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                          (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .          $  58.5     58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
   ------


                                $433.1                                $433.1
   ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                             1999                               1998

                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                        (IN MILLIONS)


Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
     --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,

                                        1999          1998
      ---------------                                 ---------------------

                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

                                              (IN MILLIONS)


ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

   We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         21,617       12,536           419        208,513
 M Fund Inc.  . . . .             --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets  . . . .    115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         20,467       12,194            75        208,172
 M Fund Inc.  . . . .             --           --            --             --
Asset charges payable          9,166        2,723         2,779          2,698
                        ------------  -----------   -----------    -----------
Total liabilities . .         29,633       14,917         2,854        210,870
                        ------------  -----------   -----------    -----------
Net assets  . . . . .   $115,521,551  $38,321,473   $33,198,674    $31,022,828
                        ============  ===========   ===========    ===========




                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .    $      304    $     4,698  $     1,803   $     3,061
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .     4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at value .            --             --           --            --
Receivable from:
 John Hancock Varidable
  Series Trust I . . .            52         27,659       12,738     1,396,082
 M Fund Inc. . . . . .            --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets . . . . .     4,592,213     63,531,973   27,121,459    62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .             9         26,980       12,479     1,395,329
 M Fund Inc. . . . . .            --             --           --            --
Asset charges payable            348          5,377        2,063         3,814
                          ----------    -----------  -----------   -----------
Total liabilities  . .           357         32,357       14,542     1,399,143
                          ----------    -----------  -----------   -----------
Net assets . . . . . .    $4,591,856    $63,499,616  $27,106,917   $61,006,769
                          ==========    ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                          MID CAP     SMALL/MID CAP   REAL ESTATE      GROWTH&
                           VALUE          GROWTH         EQUITY         INCOME
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  --------------  ------------   ------------
ASSETS
Cash  . . . . . . . .   $      1,422  $          701  $        611   $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value              --              --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         38,609         580,155            88        330,982
 M Fund Inc.  . . . .             --              --            --             --
                        ------------  --------------  ------------   ------------
Total assets  . . . .     19,178,564      10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         38,404         580,049            --        328,424
 M Fund Inc.  . . . .             --              --            --             --
Asset charges payable          1,627             807           699         20,434
                        ------------  --------------  ------------   ------------
Total liabilities . .         40,031         580,856           699        348,858
                        ------------  --------------  ------------   ------------
Net assets  . . . . .   $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                        ============  ==============  ============   ============




                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                          MANAGED        BOND         VALUE      OPPORTUNITIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   ----------    -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $     13,307  $       731  $     1,430    $     2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         34,311          215      189,514          1,308
 M Fund Inc.  . . . .             --           --           --             --
                        ------------  -----------  -----------    -----------
Total assets  . . . .    125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         32,402          114      189,306            955
 M Fund Inc.  . . . .             --           --           --             --
Asset charges payable         15,216          832        1,639          2,808
                        ------------  -----------  -----------    -----------
Total liabilities . .         47,618          946      190,945          3,763
                        ------------  -----------  -----------    -----------
Net assets  . . . . .   $125,710,809  $11,728,988  $18,783,396    $31,535,049
                        ============  ===========  ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .   $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .    149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I . . .        126,680     766,077          222            271
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .        125,115     765,972           --            122
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable          12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities  . .        137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========




                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
                            ---------------------------------------------------
ASSETS
Cash  . . . . . . . . . .   $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . . .            --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .    16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I  . . . .           771           63          254          24
 M Fund Inc.  . . . . . .            --           --           --          --
                            -----------   ----------   ----------    --------
Total assets  . . . . . .    16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company            620           --          204          13
 M Fund Inc.  . . . . . .            --           --           --          --
Asset charges payable . .         1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities . . . .         1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets  . . . . . . .   $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                       SMALL/ MID
                                                        CAP CORE       HIGH
                                              BOND     SUBACCOUNT     YIELD
                                             INDEX     ----------      BOND
                                           SUBACCOUNT               SUBACCOUNT
                                           ----------              ------------
                                           ------------------------------------
ASSETS
Cash . . . . . . . . . . . . . . . . . .   $      374   $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value . . . . . . . . . . . . . . . . .    5,126,051    616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value . . . . . . . . . .           --         --            --
Receivable from:
 John Hancock Variable Series Trust I  .           87          7       906,251
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
                                           ----------   --------    ----------
Total assets . . . . . . . . . . . . . .    5,126,512    616,876     5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company. . . . . . . . . . . . . . . .           20         --       906,193
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
Asset charges payable  . . . . . . . . .          441         63           368
                                           ----------   --------    ----------
Total liabilities  . . . . . . . . . . .          461         63       906,561
                                           ----------   --------    ----------
Net assets . . . . . . . . . . . . . . .   $5,126,051   $616,813    $4,273,214
                                           ==========   ========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                        --------------------------------------  -----------------------------------
                           1999          1998         1997         1999          1998         1997
                        ------------  -----------  -----------  ------------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc.  . . . .            --            --           --           --           --          --
                        -----------   -----------  -----------  -----------   ----------    --------
Total investment
 income . . . . . . .    17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense
  risks . . . . . . .       324,595       168,652       91,256      126,407       93,556      39,184
                        -----------   -----------  -----------  -----------   ----------    --------
Net investment income    17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                        -----------   -----------  -----------  -----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                        -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                        ===========   ===========  ===========  ===========   ==========    ========





                         INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   ----------------------------------
                           1999         1998          1997          1999         1998         1997
                        -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc.  . . . .           --           --            --             --          --          --
                        ----------   ----------   -----------    -----------  ----------    --------
Total investment
 income . . . . . . .      936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks . . . . . . .       81,058       45,651        33,893         60,221      22,593       6,547
                        ----------   ----------   -----------    -----------  ----------    --------
Net investment income
 (loss) . . . . . . .      855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                        ----------   ----------   -----------    -----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                        ----------   ----------   -----------    -----------  ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                        ==========   ==========   ===========    ===========  ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                        INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ---------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc.  . . . .           --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income . . . . . . .      372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks . . . . . . .       13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss) . . . . . . .      358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments    (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========





                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc.  . . . .            --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income . . . . . . .     1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks . . . . . . .        88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income     1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments   (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   ----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income . . . . . . . . . . . .      110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks. . . . . . . . . .       68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income . . . . . . . . . . . . .       41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .     (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .      897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========





                          REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        ----------------------------------   -------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc.  . . . .          --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income . . . . . . .     544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks . . . . . . .      29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment income     515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period .      80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  ------------------------------------
                           1999          1998        1997        1999         1998          1997
                        ------------  ----------  ----------  -----------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc.  . . . .            --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment
 income . . . . . . .    11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense
  risks . . . . . . .       495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income    10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========





                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ---------------------------------
                          1999        1998        1997        1999        1998        1997
                        ----------  ----------  ---------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
 M Fund Inc.  . . . .          --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income . . . . . . .     409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks . . . . . . .      64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment income     344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the period .     325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on investments   (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  --------------------------------
                           1999         1998        1997        1999         1998       1997
                        -----------  ----------  ----------  ------------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc.  . . . .            --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income . . . . . . .     5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks . . . . . . .       335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment income     5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments   12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========





                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  ------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc.  . . . .           --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income . . . . . . .    1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks . . . . . . .       33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment income    1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments: . . . .
 Net realized gains .    1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on investments   2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ---------------------------------   --------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc.  . . . .           --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income . . . . . . .      487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks . . . . . . .       37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment income      449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .    3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on investments   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======





                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   ------------------   --------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc.  . . . .           --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income . . . . . . .      137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks . . . . . . .        5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment income     132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period .      432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   -------------------   --------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . .   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc. . . . . . . . . . .         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income  . . . .     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks . .      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss) . .     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) . .     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments . . . . .     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from operations  $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)  . . . . .      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period  . .     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders  . . .     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders  . . . .    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets  . . . . . .     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period . . .     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period . . . . . .   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========





                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . .   $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains  . . . . . . . . . . .        753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .      6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders . . . . .     53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders . . . . . .    (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets . . . . . . . .     20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period  . . . .     12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          --------------------------------------   ---------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . .   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains . . . . . . . . . .        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period  . .      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders  . . .     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders  . . . .    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . . .     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets  . . . . . .     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period . . .     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period . . . . . .   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============





                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        ----------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains . . . . . . . . .        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period  .     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders  . .     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders  . . .    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period . .     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period . . . . .   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses) . . . . . . .       (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations  . . . . . . . . . . . . . . .        939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders . . . . .     32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders . . . . . .    (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets  . .      3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period  . . . .     15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========





                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          ----------------------------------------   -------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  ---------------
Increase in net assets from operations:
 Net investment income  . . . . . . . .   $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)  . . . . .       (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the period  . .         80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from
 operations . . . . . . . . . . . . . .       (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders  . . .     22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders  . . . .    (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .      4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets  . . . . . .      4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period . . .      4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period . . . . . .   $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            ----------------------------------------   -----------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses)  . . . . . .      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period  . . .     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders  . . . .    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders  . . . . .    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets . .     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period . . . .     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period . . . . . . .   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========





                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses) . . . . . . .       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders . . . . .     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders . . . . . .    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets . . . . . . . .      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period  . . . .     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period  . . . . . . .   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                       EQUITY INDEX SUBACCOUNT
                        -----------------------------------------------------
                                  1999                 1998          1997
                        -------------------------  -------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $              5,503,450   $  1,211,729   $   378,697
 Net realized gains
  (losses). . . . . .                  7,681,081        691,270       901,978
 Net unrealized
  appreciation
  (depreciation)
  during the period .                  4,678,509      6,098,919       392,256
                        ------------------------   ------------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                 17,863,040      8,001,918     1,672,931
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                225,994,914     60,690,933    23,412,687
 Net benefits to
  policyholders . . .               (147,909,470)   (31,166,123)   (9,622,006)
                        ------------------------   ------------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                 78,085,444     29,524,810    13,790,681
                        ------------------------   ------------   -----------
Net increase in net
 assets . . . . . . .                 95,948,484     37,526,728    15,463,612
Net assets at
 beginning of period                  53,964,647     16,437,919       974,307
                        ------------------------   ------------   -----------
Net assets at end of
 period . . . . . . .   $            149,913,131   $ 53,964,647   $16,437,919
                        ========================   ============   ===========
                                      GLOBAL BOND SUBACCOUNT
                        --------------------------------------------------
                                 1999                1998           1997
                        ------------------------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $               424,767   $   283,651    $   71,030
 Net realized gains                    (204,675)       81,659         8,335
  (losses). . . . . .
 Net unrealized
  appreciation                         (433,526)       43,608       (11,727)
  (depreciation)        -----------------------   -----------    ----------
  during the period .
Net increase                           (213,434)      408,918        67,638
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                   11,387,398     9,258,713     1,828,179
  policyholders . . .
 Net benefits to
  policyholders . . .               (10,615,019)   (3,008,341)     (534,164)
                        -----------------------   -----------    ----------
Net increase in net
 assets resulting from                  772,379     6,250,372     1,294,015
 policyholder           -----------------------   -----------    ----------
 transactions . . . .
Net increase in net                     558,945     6,659,290     1,361,653
 assets . . . . . . .
Net assets at
 beginning of period                  8,279,571     1,620,281       258,628
                        -----------------------   -----------    ----------
Net assets at end of
 period . . . . . . .   $             8,838,516   $ 8,279,571    $1,620,281
                        =======================   ===========    ==========




                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . .   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains . . . . . . . . . . . . .     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . .     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders  . . . . . . .    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets  . . . . . . . . .    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period . . . . . .     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period . . . . . . . . .   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                           FRONTIER CAPITAL APPRECIATION
                                                     SUBACCOUNT
                        --------------------------------------------------------------------
                                          1999                        1998          1997
                        -----------------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                                449,994   $     9,897   $   118,150
 Net realized gains
  (losses). . . . . .                                    624,068      (445,752)      614,358
 Net unrealized
  appreciation
  (depreciation)
  during the period .                                  3,431,408       432,064      (368,570)
                        ----------------------------------------   -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                                  4,505,470        (3,791)      363,938
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                                 25,135,447    13,982,031    10,030,418
 Net benefits to
  policyholders . . .                                (22,331,613)   (9,695,520)   (5,969,436)
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                                  2,803,834     4,286,511     4,060,982
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets . . . . . . .                                  7,309,304     4,282,720     4,424,920
Net assets at
 beginning of period                                   9,675,718     5,392,998       968,078
                        ----------------------------------------   -----------   -----------
Net assets at end of
 period . . . . . . .   $                             16,985,022   $ 9,675,718   $ 5,392,998
                        ========================================   ===========   ===========
                                              ENHANCED U.S.
                                            EQUITY SUBACCOUNT
                        ---------------------------------------------------------
                                     1999                    1998          1997*
                        --------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                       518,137   $    68,233    $  14,857
 Net realized gains                             264,436        87,723        4,177
  (losses). . . . . .
 Net unrealized
  appreciation                                  151,562        89,677        6,844
  (depreciation)        -------------------------------   -----------    ---------
  during the period .
Net increase                                    934,135       245,633       25,878
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                            6,480,741     3,031,309      475,503
  policyholders . . .
 Net benefits to
  policyholders . . .                        (3,151,279)   (1,299,530)      (4,176)
                        -------------------------------   -----------    ---------
Net increase in net
 assets resulting from                        3,329,462     1,731,779      471,327
 policyholder           -------------------------------   -----------    ---------
 transactions . . . .
Net increase in net                           4,263,597     1,977,412      497,205
 assets . . . . . . .
Net assets at
 beginning of period                          2,474,617       497,205            0
                        -------------------------------   -----------    ---------
Net assets at end of
 period . . . . . . .   $                     6,738,214   $ 2,474,617    $ 497,205
                        ===============================   ===========    =========





                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               --------------------------   -------------------------   ------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . .   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses) . . . . . . . .        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . .        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders . . . . . .     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders . . . . . . .    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . .      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . .      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period  . . . . .        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . .   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                           SMALL/MID CAP CORE                  HIGH YIELD BOND
                               SUBACCOUNT                         SUBACCOUNT
                        ------------------------   ----------------------------------------
                           1999         1998**                1999                 1998**
                        ------------  -----------  ---------------------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    52,711   $     (535)  $                  340,435    $    86,759
 Net realized gains
  (losses). . . . . .        65,733      (25,196)                      42,365         64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .       (10,735)      18,718                     (139,659)       149,416
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       107,709       (7,013)                     243,141        300,999
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     5,817,483    1,089,030                   19,870,990      6,683,673
 Net benefits to
  policyholders . . .    (5,611,532)    (778,864)                 (20,368,501)    (2,457,088)
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .       205,951      310,166                     (497,511)     4,226,585
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets . . . . . . .       313,660      303,153                     (254,370)     4,527,584
Net assets at
 beginning of period        303,153            0                    4,527,584              0
                        -----------   ----------   --------------------------    -----------
Net assets at end of
 period . . . . . . .   $   616,813   $  303,153   $                4,273,214    $ 4,527,584
                        ===========   ==========   ==========================    ===========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


             PORTFOLIO          SHARES OWNED      COST          VALUE
             ---------          ------------  ------------  --------------
Large Cap Growth  . . . . . .     4,226,550   $108,181,136   $115,521,551
Sovereign Bond  . . . . . . .     4,200,440     40,512,273     38,321,473
International Equity Index  .     1,689,937     29,224,059     33,198,674
Small Cap Growth  . . . . . .     1,622,919     25,907,535     31,022,828
International Balanced  . . .       428,930      4,680,715      4,591,856
Mid Cap Growth  . . . . . . .     2,172,468     46,744,046     63,499,616
Large Cap Value . . . . . . .     2,009,306     28,839,671     27,106,917
Money Market  . . . . . . . .     6,100,677     61,006,768     61,006,769
Mid Cap Value . . . . . . . .     1,497,913     18,236,811     19,138,533
Small/Mid Cap Growth  . . . .       707,222     10,888,164      9,925,831
Real Estate Equity  . . . . .       805,182      9,643,804      9,238,646
Growth & Income . . . . . . .    10,470,370    207,387,033    209,525,899
Managed . . . . . . . . . . .     8,137,552    130,087,567    125,710,809
Short-Term Bond . . . . . . .     1,206,452     11,963,663     11,728,988
Small Cap Value . . . . . . .     1,720,546     18,985,985     18,783,396
International Opportunities .     2,078,452     26,831,679     31,535,049
Equity Index  . . . . . . . .     7,327,855    138,687,664    149,913,131
Global Bond . . . . . . . . .       900,154      9,240,752      8,838,516
Turner Core Growth  . . . . .       988,705     20,433,059     22,671,005
Brandes International Equity      1,122,129     13,875,593     17,415,296
Frontier Capital Appreciation       804,225     13,485,020     16,985,022
Enhanced U.S. Equity  . . . .       321,327      6,490,133      6,738,214
Emerging Markets Equity . . .       303,646      3,288,843      3,723,380
Global Equity . . . . . . . .        68,965        784,773        836,878
Bond Index  . . . . . . . . .       550,115      5,214,459      5,126,051
Small/Mid Cap CORE  . . . . .        62,841        608,830        616,813
High Yield Bond . . . . . . .       475,514      4,263,457      4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  --------------
Large Cap Growth  . . . . . . . . .   $ 62,265,535   $ 14,711,539
Sovereign Bond  . . . . . . . . . .     38,288,617     29,280,010
International Equity Index  . . . .     32,519,440     17,541,313
Small Cap Growth  . . . . . . . . .     27,757,302     12,281,978
International Balanced  . . . . . .      3,415,587      1,768,784
Mid Cap Growth  . . . . . . . . . .     45,338,211     14,783,738
Large Cap Value . . . . . . . . . .     22,257,609     10,304,554
Money Market  . . . . . . . . . . .    304,141,849    329,646,739
Mid Cap Value . . . . . . . . . . .     15,413,952     12,927,617
Small/Mid Cap Growth  . . . . . . .      8,759,614      5,337,363
Real Estate Equity  . . . . . . . .     13,375,520      8,254,469
Growth & Income . . . . . . . . . .    144,949,345     32,223,136
Managed . . . . . . . . . . . . . .    111,633,323     21,803,394
Short-Term Bond . . . . . . . . . .     17,352,671     24,342,768
Small Cap Value . . . . . . . . . .     16,062,747      7,136,780
International Opportunities . . . .     24,767,973     17,918,215
Equity Index  . . . . . . . . . . .    124,086,502     40,497,607
Global Bond . . . . . . . . . . . .     10,322,531      9,125,384
Turner Core Growth  . . . . . . . .     20,980,047      5,874,338
Brandes International Equity  . . .     10,664,333      3,583,615
Frontier Capital Appreciation . . .     13,387,462     10,133,633
Enhanced U.S. Equity  . . . . . . .      5,925,334      2,077,734
Emerging Markets Equity . . . . . .      9,682,573      7,242,444
Global Equity . . . . . . . . . . .      2,167,637      1,624,954
Bond Index  . . . . . . . . . . . .      5,900,997      1,658,038
Small/Mid Cap CORE  . . . . . . . .      3,312,578      3,053,916
High Yield Bond . . . . . . . . . .     11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . . .     432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond  . . . . . . .     226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index  .     205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth  . . . . . .     151,029         21.68        131,551        21.71        42,832          21.76
International Balanced  . . .      21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth  . . . . . . .     202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value . . . . . . .     191,629         16.15        140,376        16.18         4,476          16.21
Money Market  . . . . . . . .     613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value . . . . . . . .     106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth  . . . .      83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity  . . . . .      94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income . . . . . . .     945,411         30.90        579,234        31.00       212,540          31.09
Managed . . . . . . . . . . .     554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond . . . . . . .      94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value . . . . . . .     114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities .     115,902         16.52        159,219        16.55         2,521          16.58
Equity Index  . . . . . . . .     442,683         23.06        565,394        23.10       189,577          23.14
Global Bond . . . . . . . . .      55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth  . . . . .      31,697         28.29         15,337        28.36            --             --
Brandes International Equity       18,319         16.91         33,342        16.94            --             --
Frontier Capital Appreciation      20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity  . . . .       3,102         17.47             --        17.50            --             --
Emerging Markets Equity . . .      31,332         12.77        114,481        12.78         4,803          12.79
Global Equity . . . . . . . .      11,223         12.22         15,873        12.23           777          12.24
Bond Index  . . . . . . . . .      99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE  . . . . .      12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond . . . . . . .      51,021         10.09         40,169        10.10            --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                                            --------------------------------------------------------
Large Cap Growth  . . . . . .     646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond  . . . . . . .      17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index  .      63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth  . . . . . .      90,088         22.04        39,929         22.05        38,804          22.07
International Balanced  . . .      68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth  . . . . . . .     146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value . . . . . . .     151,753         16.42       133,066         16.43       416,273          16.44
Money Market  . . . . . . . .     218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value . . . . . . . .      69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth  . . . .      27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity  . . . . .      58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income . . . . . . .     641,268         30.84       447,326         30.87        16,723          30.91
Managed . . . . . . . . . . .     162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond . . . . . . .      99,163         13.21       351,710         13.22            --             --
Small Cap Value . . . . . . .      32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities .     203,225         16.80       157,727         16.80        74,340          16.81
Equity Index  . . . . . . . .     324,024         23.44        37,253         23.46       533,298          23.47
Global Bond . . . . . . . . .      54,500         12.35         9,809         12.36            --             --
Turner Core Growth  . . . . .       7,772         28.80        12,496         28.83            --             --
Brandes International Equity      104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital Appreciation      74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity  . . . .      13,962         17.68             1         17.68            --             --
Emerging Markets Equity . . .          --            --        24,692         12.87            --             --
Global Equity . . . . . . . .          --            --            --         12.32            --             --
Bond Index  . . . . . . . . .       2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE  . . . . .          --            --            --         10.84            --             --
High Yield Bond . . . . . . .       1,998         10.18           310         10.18        85,180          10.18

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                              ---------------------------------   --------------------------  --------------------------
                                ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO                 SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ----------------  ----------------  ------------  ------------  ------------  --------------
                              --------------------------------------------------------------------------------------------
Large Cap Growth  . . . . .         92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond  . . . . . .         57,389            23.69          765,173        12.44       500,049          11.71
International Equity Index         113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth  . . . . .        193,672            21.70          298,417        21.90       197,401          24.61
International Balanced  . .         52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth  . . . . . .        168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value . . . . . .        269,931            16.17          125,284        16.31       115,052          13.95
Money Market  . . . . . . .        280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value . . . . . . .        412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth  . . .          3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity  . . . .         39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income . . . . . .        828,857            68.13        1,383,220        21.88       552,475          19.13
Managed . . . . . . . . . .      2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond . . . . . .         63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value . . . . . .        473,526            12.32          281,097        12.43        87,362          11.80
International Opportunities        559,454            16.54          227,841        16.68       335,763          15.97
Equity Index  . . . . . . .        477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond . . . . . . . .        146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth  . . . .             --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity . . . . . . . . . .             --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation . . . . . . .             --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity  . . .             --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity . .         45,954            12.77           18,062        12.82        40,257          12.82
Global Equity . . . . . . .          2,967            12.23            4,588        12.28        29,228          12.28
Bond Index  . . . . . . . .         18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE  . . . .             --               --           16,742        10.81           477          10.81
High Yield Bond . . . . . .         34,470            10.10           82,547        10.14        72,026          10.14

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                ------------------------------------------------------------------------------------
Large Cap Growth  . . . . . .      221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond  . . . . . . .      122,492        11.71        96,742         12.44          --             --
International Equity Index  .       40,197        15.54        68,833         15.05          --             --
Small Cap Growth  . . . . . .      158,068        24.61        34,357         21.90          --             --
International Balanced  . . .       22,819        12.85         3,040         13.41          --             --
Mid Cap Growth  . . . . . . .      291,628        39.83       111,636         35.92          --             --
Large Cap Value . . . . . . .       66,485        13.95        73,993         16.31          --             --
Money Market  . . . . . . . .      575,670        11.42       718,107         11.94          --             --
Mid Cap Value . . . . . . . .       62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth  . . . .       15,710        12.85        20,460         12.63          --             --
Real Estate Equity  . . . . .       10,691         9.54         7,405         12.27          --             --
Growth & Income . . . . . . .    1,047,922        19.13       196,321         21.88          --             --
Managed . . . . . . . . . . .       55,779        15.37        43,618         16.81          --             --
Short-Term Bond . . . . . . .       26,887        11.43        31,697         11.93          --             --
Small Cap Value . . . . . . .       22,247        11.80        40,374         12.43          --             --
International Opportunities .       39,238        15.97        35,379         16.68          --             --
Equity Index  . . . . . . . .    1,960,860        19.87       440,030         23.29          --             --
Global Bond . . . . . . . . .       35,346        11.58        51,458         12.27          --             --
Turner Core Growth  . . . . .      377,311        24.67       142,883         25.66          --             --
Brandes International Equity        82,135        17.67       116,504         16.53          --             --
Frontier Capital Appreciation       90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity  . . . .       48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity . . .        7,584        12.82         3,832         12.82          --             --
Global Equity . . . . . . . .        1,070        12.28         2,561         12.28          --             --
Bond Index  . . . . . . . . .      137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE  . . . . .       10,536        10.81         8,881         10.81          --             --
High Yield Bond . . . . . . .       15,036        10.14        38,875         10.14          --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  --------------
                                ----------------------------
Large Cap Growth  . . . . . .        --             --
Sovereign Bond  . . . . . . .        --             --
International Equity Index  .        --             --
Small Cap Growth  . . . . . .        --             --
International Balanced  . . .        --             --
Mid Cap Growth  . . . . . . .        --             --
Large Cap Value . . . . . . .        --             --
Money Market  . . . . . . . .        --             --
Mid Cap Value . . . . . . . .        --             --
Small/Mid Cap Growth  . . . .        --             --
Real Estate Equity  . . . . .        --             --
Growth & Income . . . . . . .        --             --
Managed . . . . . . . . . . .        --             --
Short-Term Bond . . . . . . .        --             --
Small Cap Value . . . . . . .        --             --
International Opportunities .        --             --
Equity Index  . . . . . . . .        --             --
Global Bond . . . . . . . . .        --             --
Turner Core Growth  . . . . .        --             --
Brandes International Equity         --             --
Frontier Capital Appreciation        --             --
Enhanced U.S. Equity  . . . .        --             --
Emerging Markets Equity . . .        --             --
Global Equity . . . . . . . .        --             --
Bond Index  . . . . . . . . .        --             --
Small/Mid Cap CORE  . . . . .        --             --
High Yield Bond . . . . . . .        --             --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE       PAGE        KEY WORD OR PHRASE                  PAGE
Account. . . . . . . .    28         monthly deduction date. . . . . . .   30
account value. . . . .     8         mortality and expense risk charge .   10
Additional Sum Insured    14         optional benefits . . . . . . . . .   10
attained age . . . . .     9         options for death benefit . . . . .   14
Basic Sum Insured. . .    14         owner . . . . . . . . . . . . . . .    5
beneficiary. . . . . .    39         partial withdrawal. . . . . . . . .   13
business day . . . . .    29         partial withdrawal charge . . . . .   10
changing Option A or B    16         payment options . . . . . . . . . .   16
changing the Total Sum               Planned Premium . . . . . . . . . .    6
 Insured . . . . . . .    15         policy anniversary. . . . . . . . .   30
charges. . . . . . . .     8         policy year . . . . . . . . . . . .   30
Code . . . . . . . . .    35         premium; premium payment. . . . . .    5
cost of insurance rates    9         prospectus. . . . . . . . . . . . .    3
date of issue. . . . .    30         receive; receipt. . . . . . . . . .   19
death benefit. . . . .     5         reinstate; reinstatement. . . . . .    7
deductions . . . . . .     8         sales charges . . . . . . . . . . .    9
expenses of the Trusts    10         SEC . . . . . . . . . . . . . . . .    2
fixed investment option   29         Separate Account. . . . . . . . . .   28
full surrender . . . .    13         Servicing Office. . . . . . . . . .    2
fund . . . . . . . . .     2         special loan account. . . . . . . .   14
grace period . . . . .     7         subaccount. . . . . . . . . . . . .   28
guaranteed death                     surrender . . . . . . . . . . . . .   13
 benefit feature . . .     7         surrender value . . . . . . . . . .   13
Guaranteed Death                     Target Premium. . . . . . . . . . .    9
 Benefit Premium . . .     7         tax considerations. . . . . . . . .   35
insurance charge . . .     9         telephone transfers . . . . . . . .   19
insured person . . . .     5         Total Sum Insured . . . . . . . . .   14
investment options . .     1         transfers of account value. . . . .   12
JHVLICO. . . . . . . .    28         Trust . . . . . . . . . . . . . . .    2
lapse. . . . . . . . .     7         variable investment options . . . .    1
loan . . . . . . . . .    13         we; us. . . . . . . . . . . . . . .   28
loan interest. . . . .    14         withdrawal. . . . . . . . . . . . .   13
                                     withdrawal charges. . . . . . . . .   10
maximum premiums . . .     6         you; your . . . . . . . . . . . . .    5

Minimum Initial Premium   29
minimum insurance
 amount. . . . . . . .    15

minimum premiums . . .     6
modified endowment
 contract. . . . . . .    36



                           PROSPECTUS DATED MAY 1, 2000

                        MEDALLION EXECUTIVE VARIABLE LIFE

                a flexible premium variable life insurance policy
                                    issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
------------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .      Independence Investment Associates, Inc.
  Growth & Income . . . . .                                       Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R). . . . . . . . . . . . . . . .       Fidelity Management and Research Company
  Equity Index . . . . . . .                                      State Street Global Advisors
  Large Cap Value . . . . .                                       T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . .                                      Independence Investment Associates, Inc.
  Large Cap Aggressive Growth. . . . . . . . . . . . . . . .      Alliance Capital Management L.P.
  Fidelity VIP Growth. . .                                        Fidelity Management and Research Company
  AIM V.I. Value. . . . . .                                       A I M Advisors, Inc.
  Mid Cap Value . . . . . .                                       Neuberger Berman, LLC
  Fundamental Mid Cap Growth. . . . . . . . . . . . . . . .       OppenheimerFunds, Inc.
  Mid Cap Growth . . . . . .                                      Janus Capital Corporation
  Real Estate Equity . . . .                                      Independence Investment Associates, Inc.
  Small/Mid Cap CORE . . . .                                      Goldman Sachs Asset Management
  Small/Mid Cap Growth. . .                                       Wellington Management Company, LLP
  Small Cap Value . . . . .                                       INVESCO Management & Research, Inc.
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  MFS New Discovery. . . .                                        MFS Investment Management(R)
  Global Balanced . . . . .                                       Brinson Partners, Inc.
  Templeton International Securities. . . . . . . . . . . .       Templeton Investment Counsel, Inc.
  International Equity Index . . . . . . . . . . . . . . . .      Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .     Rowe Price-Fleming International, Inc.
                                                                  Morgan Stanley Dean Witter Investment
  Emerging Markets Equity .  . . . . . . . . . . . . . . . .       Management, Inc.
  Short-Term Bond . . . . .                                       Independence Investment Associates, Inc.
  Bond Index . . . . . . . .                                      Mellon Bond Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  Global Bond . . . . . . .  . . . . . . . . . . . . . . . .      J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . .                                       Wellington Management Company, LLP
  Money Market. . . . . . .                                       John Hancock Life Insurance Company
  Brandes International Equity. . . . . . . . . . . . . . .       Brandes Investment Partners, L.P.
  Turner Core Growth. . . .                                       Turner Investment Partners, Inc.
  Frontier Capital Appreciation. . . . . . . . . . . . . . .      Frontier Capital Management Company, LLC
  Clifton Enhanced U.S. Equity. . . . . . . . . . . . . . .       The Clifton Group
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the MFS Variable Insurance Trust, and the M Fund, Inc. (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds".
  In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

               Express Delivery                        U.S. Mail
               ----------------                        ---------
             529 Main Street (X-4)                    P.O Box 111
             Charlestown, MA 02129                 Boston, MA 02117

                            Phone: 1-800-521-1234

                              Fax: 1-617-572-6956

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 21.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 28.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 42.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 90.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                             * * * * * * * * * * * *

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can I invest money in the policy?. . . . . .                   5
 .Is there a minimum amount I must invest?. . . .                    6
 .How will the value of my investment in the policy change           8
over time?. . . . . . . . . . . . . . . . . . . .
 .What charges will JHVLICO deduct from my investment in             8
the policy?. . . . . . . . . . . . . . . . . . .
 .What charges will the Trusts deduct from my investment in         10
the policy?. . . . . . . . . . . . . . . . . . .
 .What other charges could JHVLICO impose in the future?            12
 .How can I change my policy's investment allocations?              12
 .How can I access my investment in the policy?. .                  13
 .How much will JHVLICO pay when the insured person dies?           14
 .How can I change my policy's insurance coverage?                  16
 .Can I cancel my policy after it's issued?. . . .                  16
 .Can I choose the form in which JHVLICO pays out policy            17
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?. . . . . .
                                                                   18
 .How will my policy be treated for income tax purposes?            18
 .How do I communicate with JHVLICO?. . . . . . .                   18

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $50.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
36. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company, or

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed death benefit feature is not in effect, the entire policy can lapse. In either case, if the
           ---
policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed death benefit feature

  This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your Basic Sum Insured will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each modal processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The Guaranteed Death Benefit Premium (or "GDB Premium) is defined in the policy and is "due" on each modal processing date. (The term "modal processing date" is defined under "Planned Premiums" on page 6.)

  No GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the insured person dies?" on page 14).

  If the Guaranteed Death Benefit test is not satisfied on any modal processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second monthly deduction date after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will permanently lapse. You cannot restore the feature once it has lapsed.

  The guaranteed death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How much will
     ---
JHVLICO pay when the insured person dies?" on page 14).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 32.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of one of the Trusts and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 14.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  current charge is a percentage of a certain portion of the premium you pay. The percentage is 6% in policy years 1 through 10. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in 1999, no termination of this charge has yet occurred. In no event will this charge exceed 3% after the 10th policy year. The portion of each year's premium that is currently subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently impose no sales charge on premiums in excess of the Target Premium. However, we reserve the right to impose a charge of up to 3% of such excess premiums paid after the 10th policy year.

Deductions from account value

 . Account value sales charge - A monthly charge to help defray our sales
 ----------------------------
  costs. This is a charge per $1,000 of Basic Sum Insured at issue that varies by age and sex and that is deducted only during the first five policy years. This charge will appear in the "Policy Specifications" section of the policy. As an example, the monthly charge for a male age 45 is 30c per $1,000 of Basic Sum Insured.

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This charge has two parts: (1) a flat dollar charge of $20 deducted only during the first policy year, and (2) a charge per $1,000 of Basic Sum Insured at issue that varies by age and sex and that is deducted only during the first five policy years. Both parts of this charge will appear in the "Policy Specifications" section of the policy. As an example, the second part of this monthly charge for a male age 45 is 3c per $1,000 of Basic Sum Insured.

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities. It is our current intention to make a credit to your account value to reflect a reduction in the insurance charge in the 10th policy year and thereafter, but such a reduction is not guaranteed. Because policies of this type were first offered for sale in 1996, no reductions have yet been made.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

 . Optional benefits charge - Monthly charges for any optional insurance
 --------------------------
  benefits added to the policy by means of a rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUSTS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed . . . . . . . . . . . . . . . .     0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Equity Index  . . . . . . . . . . . . .     0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value . . . . . . . . . . . .     0.74%           N/A              0.10%         0.84%           0.11%
Large Cap Growth  . . . . . . . . . . .     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth . . . . . .     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value . . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth  . . . . . . . . . . . .     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth  . . . . . .     0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity  . . . . . . . . . .     0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE  . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth  . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth  . . . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * . . . . . . . . . . .     0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index  . . . . . .     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities . . . . . .     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity . . . . . . . .     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond . . . . . . . . . . . .     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index  . . . . . . . . . . . . . .     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * . . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Global Bond . . . . . . . . . . . . . .     0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond . . . . . . . . . . . .     0.65%           N/A              0.10%         0.75%           0.39%
Money Market  . . . . . . . . . . . . .     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value  . . . . . . . . . . . .     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth . . . . . . . . . .     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund(R)  . . . . . .     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE
 3):
Templeton International Securities  . .     0.69%          0.25%             0.19%         1.13%           0.19%

MFS VARIABLE INSURANCE TRUST
    (NOTE 4):
MFS New Discovery . . . . . . . . . . .     0.90%           N/A              0.17%         1.07%           1.59%


M FUND, INC. (NOTE 5):
Brandes International Equity  . . . . .     0.96%           N/A              0.25%         1.21%           0.97%
Turner Core Growth  . . . . . . . . . .     0.45%           N/A              0.25%         0.70%           0.95%
Frontier Capital Appreciation . . . . .     0.90%           N/A              0.25%         1.15%           0.57%
Clifton Enhanced U.S. Equity**  . . . .     0.55%           N/A              0.25%         0.80%           1.08%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999.
     Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

    * Global Balanced was formerly "International Balanced" and Active Bond
    was formerly "Sovereign    Bond".

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be:
    Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent.
     Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

  (5) M Fund, Inc. funds' percentages reflect the investment management fees currently payable and other fund expenses allocated in 1999. M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of that fund's average daily net assets.

    ** Clifton Enhanced U.S. Equity  was formerly "Enhanced U.S. Equity".




 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  We currently make no charge against account value for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, in the first two policy years, a refund of certain sales charges (as described under "Additional information about how certain policy charges work" on page 33). This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see "How much will JHVLICO pay when the insured person dies?" on page 14) and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal

Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of your account value that is in the fixed investment option plus 90% of your account value that is in the variable investment options.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 20 policy years and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 31.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death, or
       (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 36). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  After the first policy year, you may request an increase in the Total Sum Insured. Each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 33.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $100,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 33.

Change of death benefit option

  As of any policy anniversary, you may change your coverage from death benefit Option A to Option B or vice-versa, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Tax consequences

  Please read "Tax considerations" starting on page 36 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trusts prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 34. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 36.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-6956. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.79%, 5.16% and 11.12%. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 45 year old male select underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .13%. These rates are the arithmetic average for all funds of the Trusts. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                    Death Benefit                Surrender Value
                             ----------------------------  ---------------------------
                                Assuming hypothetical         Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  ---------------------------
 Year    5% annual interest     0%        6%       12%       0%        6%        12%
------   ------------------  --------  --------  --------  -------  --------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   927  $  1,006   $  1,086
   2             4,305        100,000   100,000   100,000    2,225     2,449      2,685
   3             6,620        100,000   100,000   100,000    3,170     3,614      4,097
   4             9,051        100,000   100,000   100,000    4,242     4,980      5,815
   5            11,604        100,000   100,000   100,000    5,279     6,388      7,693
   6            14,284        100,000   100,000   100,000    6,673     8,244     10,165
   7            17,098        100,000   100,000   100,000    8,023    10,162     12,875
   8            20,053        100,000   100,000   100,000    9,330    12,143     15,848
   9            23,156        100,000   100,000   100,000   10,590    14,188     19,110
  10            26,414        100,000   100,000   100,000   11,826    16,332     22,739
  11            29,834        100,000   100,000   100,000   13,134    18,676     26,872
  12            33,426        100,000   100,000   100,000   14,391    21,105     31,432
  13            37,197        100,000   100,000   100,000   15,594    23,619     36,471
  14            41,157        100,000   100,000   100,000   16,739    26,223     42,045
  15            45,315        100,000   100,000   100,000   17,824    28,920     48,219
  16            49,681        100,000   100,000   100,000   18,843    31,715     55,069
  17            54,265        100,000   100,000   100,000   19,792    34,611     62,683
  18            59,078        100,000   100,000   100,000   20,665    37,614     71,163
  19            64,132        100,000   100,000   100,000   21,456    40,731     80,626
  20            69,439        100,000   100,000   109,370   22,158    43,969     91,141
  25           100,227        100,000   100,000   187,225   24,108    62,417    162,805
  30           139,522        100,000   100,000   295,764   22,342    86,550    281,680
  35           189,673        100,000   125,473   504,065   13,551   119,498    480,062



---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                    Death Benefits              Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   607  $   676   $    746
   2             4,305        100,000   100,000   100,000    1,569    1,754      1,947
   3             6,620        100,000   100,000   100,000    2,163    2,514      2,898
   4             9,051        100,000   100,000   100,000    2,868    3,437      4,086
   5            11,604        100,000   100,000   100,000    3,519    4,359      5,354
   6            14,284        100,000   100,000   100,000    4,511    5,683      7,129
   7            17,098        100,000   100,000   100,000    5,436    7,017      9,039
   8            20,053        100,000   100,000   100,000    6,292    8,354     11,096
   9            23,156        100,000   100,000   100,000    7,070    9,690     13,310
  10            26,414        100,000   100,000   100,000    7,765   11,016     15,693
  11            29,834        100,000   100,000   100,000    8,430   12,393     18,329
  12            33,426        100,000   100,000   100,000    9,002   13,754     21,179
  13            37,197        100,000   100,000   100,000    9,478   15,099     24,270
  14            41,157        100,000   100,000   100,000    9,852   16,423     27,630
  15            45,315        100,000   100,000   100,000   10,120   17,722     31,293
  16            49,681        100,000   100,000   100,000   10,269   18,985     35,294
  17            54,265        100,000   100,000   100,000   10,287   20,202     39,676
  18            59,078        100,000   100,000   100,000   10,156   21,357     44,485
  19            64,132        100,000   100,000   100,000    9,855   22,434     49,779
  20            69,439        100,000   100,000   100,000    9,364   23,413     55,629
  25           100,227        100,000   100,000   111,388    3,253   26,206     96,859
  30           139,522             **   100,000   172,801       **   22,121    164,572
  35           189,673             **        **   286,656       **       **    273,006



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  2,100       $100,925  $101,004  $101,084  $   925  $ 1,004   $  1,084
   2             4,305        102,059   102,282   102,517    2,219    2,442      2,677
   3             6,620        103,158   103,599   104,080    3,158    3,599      4,080
   4             9,051        104,220   104,953   105,783    4,220    4,953      5,783
   5            11,604        105,244   106,344   107,639    5,244    6,344      7,639
   6            14,284        106,620   108,176   110,077    6,620    8,176     10,077
   7            17,098        107,947   110,060   112,739    7,947   10,060     12,739
   8            20,053        109,223   111,996   115,646    9,223   11,996     15,646
   9            23,156        110,446   113,982   118,816   10,446   13,982     18,816
  10            26,414        111,634   116,048   122,321   11,634   16,048     22,321
  11            29,834        112,884   118,294   126,286   12,884   18,294     26,286
  12            33,426        114,070   120,597   130,625   14,070   20,597     30,625
  13            37,197        115,188   122,954   135,373   15,188   22,954     35,373
  14            41,157        116,232   125,361   140,565   16,232   25,361     40,565
  15            45,315        117,197   127,815   146,246   17,197   27,815     46,246
  16            49,681        118,076   130,310   152,458   18,076   30,310     52,458
  17            54,265        118,861   132,839   159,253   18,861   32,839     59,253
  18            59,078        119,544   135,396   166,683   19,544   35,396     66,683
  19            64,132        120,116   137,971   174,808   20,116   37,971     74,808
  20            69,439        120,566   140,553   183,692   20,566   40,553     83,692
  25           100,227        120,689   153,220   242,342   20,689   53,220    142,342
  30           139,522        115,980   163,859   334,512   15,980   63,859    234,512
  35           189,673        103,510   168,272   478,749    3,510   68,272    378,749



---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  -------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of      gross annual return of
Policy     accumulated at    ----------------------------  -------------------------
 Year    5% annual interest     0%        6%       12%       0%      6%        12%
------   ------------------  --------  --------  --------  ------  -------  ----------
   1          $  2,100       $100,602  $100,671  $100,740  $  602  $   671   $    740
   2             4,305        101,395   101,578   101,770   1,555    1,738      1,930
   3             6,620        102,135   102,482   102,861   2,135    2,482      2,861
   4             9,051        102,821   103,381   104,018   2,821    3,381      4,018
   5            11,604        103,448   104,270   105,243   3,448    4,270      5,243
   6            14,284        104,408   105,550   106,956   4,408    5,550      6,956
   7            17,098        105,293   106,824   108,780   5,293    6,824      8,780
   8            20,053        106,098   108,083   110,719   6,098    8,083     10,719
   9            23,156        106,814   109,319   112,775   6,814    9,319     12,775
  10            26,414        107,434   110,520   114,949   7,434   10,520     14,949
  11            29,834        108,011   111,740   117,313   8,011   11,740     17,313
  12            33,426        108,480   112,909   119,810   8,480   12,909     19,810
  13            37,197        108,839   114,022   122,451   8,839   14,022     22,451
  14            41,157        109,081   115,069   125,242   9,081   15,069     25,242
  15            45,315        109,201   116,037   128,190   9,201   16,037     28,190
  16            49,681        109,188   116,911   131,297   9,188   16,911     31,297
  17            54,265        109,029   117,671   134,563   9,029   17,671     34,563
  18            59,078        108,707   118,292   137,982   8,707   18,292     37,982
  19            64,132        108,201   118,745   141,548   8,201   18,745     41,548
  20            69,439        107,495   119,000   145,251   7,495   19,000     45,251
  25           100,227        100,431   116,321   165,617     431   16,321     65,617
  30           139,522             **   102,964   187,075      **    2,964     87,075
  35           189,673             **        **   202,240      **       **    102,240



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                    Death Benefit                Surrender Value
                             ----------------------------  ---------------------------
                                Assuming hypothetical         Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  ---------------------------
 Year    5% annual interest     0%        6%       12%       0%        6%        12%
------   ------------------  --------  --------  --------  -------  --------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   927  $  1,006   $  1,086
   2             4,305        100,000   100,000   100,000    2,225     2,449      2,685
   3             6,620        100,000   100,000   100,000    3,170     3,614      4,097
   4             9,051        100,000   100,000   100,000    4,242     4,980      5,815
   5            11,604        100,000   100,000   100,000    5,279     6,388      7,693
   6            14,284        100,000   100,000   100,000    6,673     8,244     10,165
   7            17,098        100,000   100,000   100,000    8,023    10,162     12,875
   8            20,053        100,000   100,000   100,000    9,330    12,143     15,848
   9            23,156        100,000   100,000   100,000   10,590    14,188     19,110
  10            26,414        100,000   100,000   100,000   11,826    16,332     22,739
  11            29,834        100,000   100,000   100,000   13,134    18,676     26,872
  12            33,426        100,000   100,000   100,000   14,391    21,105     31,432
  13            37,197        100,000   100,000   100,000   15,594    23,619     36,471
  14            41,157        100,000   100,000   100,000   16,739    26,223     42,045
  15            45,315        100,000   100,000   100,000   17,824    28,920     48,219
  16            49,681        100,000   100,000   100,599   18,843    31,715     55,065
  17            54,265        100,000   100,000   111,537   19,792    34,611     62,598
  18            59,078        100,000   100,000   123,208   20,665    37,614     70,862
  19            64,132        100,000   100,000   135,682   21,456    40,731     79,926
  20            69,439        100,000   100,000   149,025   22,158    43,969     89,861
  25           100,227        100,000   100,000   231,722   24,108    62,417    155,727
  30           139,522        100,000   115,707   351,007   22,342    85,418    259,122
  35           189,673        100,000   140,871   526,471   13,551   112,158    419,165



---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   607  $   676   $    746
   2             4,305        100,000   100,000   100,000    1,569    1,754      1,947
   3             6,620        100,000   100,000   100,000    2,163    2,514      2,898
   4             9,051        100,000   100,000   100,000    2,868    3,437      4,086
   5            11,604        100,000   100,000   100,000    3,519    4,359      5,354
   6            14,284        100,000   100,000   100,000    4,511    5,683      7,129
   7            17,098        100,000   100,000   100,000    5,436    7,017      9,039
   8            20,053        100,000   100,000   100,000    6,292    8,354     11,096
   9            23,156        100,000   100,000   100,000    7,070    9,690     13,310
  10            26,414        100,000   100,000   100,000    7,765   11,016     15,693
  11            29,834        100,000   100,000   100,000    8,430   12,393     18,329
  12            33,426        100,000   100,000   100,000    9,002   13,754     21,179
  13            37,197        100,000   100,000   100,000    9,478   15,099     24,270
  14            41,157        100,000   100,000   100,000    9,852   16,423     27,630
  15            45,315        100,000   100,000   100,000   10,120   17,722     31,293
  16            49,681        100,000   100,000   100,000   10,269   18,985     35,294
  17            54,265        100,000   100,000   100,000   10,287   20,202     39,676
  18            59,078        100,000   100,000   100,000   10,156   21,357     44,485
  19            64,132        100,000   100,000   100,000    9,855   22,434     49,779
  20            69,439        100,000   100,000   100,000    9,364   23,413     55,629
  25           100,227        100,000   100,000   139,194    3,253   26,206     93,545
  30           139,522             **   100,000   199,855       **   22,121    147,538
  35           189,673             **        **   278,936       **       **    222,083



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 16.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO ......................                      29
How we support the policy and investment options                   29
Procedures for issuance of a policy.........                       30
Basic Sum Insured vs. Additional Sum Insured                       31
Commencement of investment performance......                       32
How we process certain policy transactions..                       32
Effects of policy loans.....................                       33
Additional information about how certain policy charges            33
work........................................
How we market the policies..................                       35
Tax considerations..........................                       36
Reports that you will receive...............                       38
Voting privileges that you will have........                       38
Changes that JHVLICO can make as to your policy                    38
Adjustments we make to death benefits.......                       39
When we pay policy proceeds.................                       39
Other details about exercising rights and paying benefits          40
Legal matters...............................                       40
Registration statement filed with the SEC...                       40
Accounting and actuarial experts............                       40
Financial statements of JHVLICO and the Account                    40
List of Directors and Executive Officers of JHVLICO                41

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 75. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 31).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page
36).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured decreases.

 . Reinstatements of lapsed policies.

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Additional Sum Insured increases.

 . Change of death benefit Option from A to B.

  A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The premium sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 35.)

  If you surrender the policy during the first two policy years, we will refund a portion of the total sales charges that have been deducted from premiums and account value. The refund will be equal to the amount by which such total sales charges exceed the sum of the following:

 . 30% of premiums paid up to one SEC Guideline Annual Premium (as defined below), plus

 . 10% of any premiums paid that exceed one SEC Guideline Annual Premium but do not exceed two SEC Guideline Annual Premiums, plus

 . 9% of any premiums paid that exceed two SEC Guideline Annual Premiums.

 An SEC Guideline Annual Premium is the level annual premium that would be required for a fixed life insurance policy on the life of the insured person with a face amount equal to the Total Sum Insured of the policy being surrendered and having the same optional insurance benefit riders as the policy being surrendered. Calculation of this level annual premium is based on certain assumptions prescribed by the SEC for this purpose.

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $6,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $3,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 36.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 35% of the Target Premium paid in the first policy year (plus a trail commission payable in each of policy years 2 through 4 equal to 15% of such first year Target Premium), 6% of the Target Premium paid in the second through fourth policy years, and 5% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in excess of the Target Premium is 5.1% in the first policy year and 3% in each policy year thereafter.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if a Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of each Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trusts. We will vote the shares of each of the funds of the Trusts which are deemed attributable to variable life insurance policies at regular and special meetings of the Trusts' shareholders in accordance with instructions received from owners of such policies. Shares of the Trusts held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to a Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Deborah A. Poppel, F.S.A., an Actuary of JHVLICO.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President, Chief Operations
                               Officer and Chief Executive Officer-Elect, John
                               Hancock Life Insurance Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith. . .          Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli.          Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                        1999                   1998
                                                                        ---------              ---------
                                                                       (IN MILLIONS)

INCOME
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .                          $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .                   136.0          122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .          605.4                   618.1
 ---------                                                                           --------
                                                                             1,692.2                  2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .     349.9                        301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .     888.8                        1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .     314.4                        274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .      20.5                    28.1
                                                               ----------            --------
                                                               1,573.6                 1,963.9
   ----------
 Gain from operations before federal income
 taxes and net realized capital losses                           118.6                        49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .      42.9                    33.1
                                                               ----------            --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES          75.7                    16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .     (1.7)                   (0.6)
                                                               ----------            --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .      74.0                    15.6

Unassigned deficit at beginning of year  . . . . . . . . . .    (49.2)                  (58.3)
Net unrealized capital losses and other adjustments--Note 4      (3.8)                   (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .   (198.9)                   (0.5)
                                                               ----------            --------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .         $(177.9)                 $ (49.2)
                                                               ==========            ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------

                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:




                        --------------   --------------     ---------------    ---------
                         (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                        --------         -----              ------             --------

Total bonds . . . . .
                        ========         =====              ======             ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                        --------         -----              ------             --------

Total bonds . . . . .                                              15.1
                        ========         =====              ======             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                          (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .          $  58.5     58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
   ------


                                $433.1                                $433.1
   ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                             1999                               1998

                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                        (IN MILLIONS)


Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
     --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,

                                        1999          1998
      ---------------                                 ---------------------

                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

                                              (IN MILLIONS)


ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

   We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         21,617       12,536           419        208,513
 M Fund Inc.  . . . .             --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets  . . . .    115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         20,467       12,194            75        208,172
 M Fund Inc.  . . . .             --           --            --             --
Asset charges payable          9,166        2,723         2,779          2,698
                        ------------  -----------   -----------    -----------
Total liabilities . .         29,633       14,917         2,854        210,870
                        ------------  -----------   -----------    -----------
Net assets  . . . . .   $115,521,551  $38,321,473   $33,198,674    $31,022,828
                        ============  ===========   ===========    ===========




                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .    $      304    $     4,698  $     1,803   $     3,061
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .     4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at value .            --             --           --            --
Receivable from:
 John Hancock Varidable
  Series Trust I . . .            52         27,659       12,738     1,396,082
 M Fund Inc. . . . . .            --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets . . . . .     4,592,213     63,531,973   27,121,459    62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .             9         26,980       12,479     1,395,329
 M Fund Inc. . . . . .            --             --           --            --
Asset charges payable            348          5,377        2,063         3,814
                          ----------    -----------  -----------   -----------
Total liabilities  . .           357         32,357       14,542     1,399,143
                          ----------    -----------  -----------   -----------
Net assets . . . . . .    $4,591,856    $63,499,616  $27,106,917   $61,006,769
                          ==========    ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                          MID CAP     SMALL/MID CAP   REAL ESTATE      GROWTH&
                           VALUE          GROWTH         EQUITY         INCOME
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  --------------  ------------   ------------
ASSETS
Cash  . . . . . . . .   $      1,422  $          701  $        611   $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value              --              --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         38,609         580,155            88        330,982
 M Fund Inc.  . . . .             --              --            --             --
                        ------------  --------------  ------------   ------------
Total assets  . . . .     19,178,564      10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         38,404         580,049            --        328,424
 M Fund Inc.  . . . .             --              --            --             --
Asset charges payable          1,627             807           699         20,434
                        ------------  --------------  ------------   ------------
Total liabilities . .         40,031         580,856           699        348,858
                        ------------  --------------  ------------   ------------
Net assets  . . . . .   $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                        ============  ==============  ============   ============




                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                          MANAGED        BOND         VALUE      OPPORTUNITIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   ----------    -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $     13,307  $       731  $     1,430    $     2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         34,311          215      189,514          1,308
 M Fund Inc.  . . . .             --           --           --             --
                        ------------  -----------  -----------    -----------
Total assets  . . . .    125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         32,402          114      189,306            955
 M Fund Inc.  . . . .             --           --           --             --
Asset charges payable         15,216          832        1,639          2,808
                        ------------  -----------  -----------    -----------
Total liabilities . .         47,618          946      190,945          3,763
                        ------------  -----------  -----------    -----------
Net assets  . . . . .   $125,710,809  $11,728,988  $18,783,396    $31,535,049
                        ============  ===========  ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .   $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .    149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I . . .        126,680     766,077          222            271
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .        125,115     765,972           --            122
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable          12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities  . .        137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========




                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
                            ---------------------------------------------------
ASSETS
Cash  . . . . . . . . . .   $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . . .            --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .    16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I  . . . .           771           63          254          24
 M Fund Inc.  . . . . . .            --           --           --          --
                            -----------   ----------   ----------    --------
Total assets  . . . . . .    16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company            620           --          204          13
 M Fund Inc.  . . . . . .            --           --           --          --
Asset charges payable . .         1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities . . . .         1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets  . . . . . . .   $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                       SMALL/ MID
                                                        CAP CORE       HIGH
                                              BOND     SUBACCOUNT     YIELD
                                             INDEX     ----------      BOND
                                           SUBACCOUNT               SUBACCOUNT
                                           ----------              ------------
                                           ------------------------------------
ASSETS
Cash . . . . . . . . . . . . . . . . . .   $      374   $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value . . . . . . . . . . . . . . . . .    5,126,051    616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value . . . . . . . . . .           --         --            --
Receivable from:
 John Hancock Variable Series Trust I  .           87          7       906,251
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
                                           ----------   --------    ----------
Total assets . . . . . . . . . . . . . .    5,126,512    616,876     5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company. . . . . . . . . . . . . . . .           20         --       906,193
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
Asset charges payable  . . . . . . . . .          441         63           368
                                           ----------   --------    ----------
Total liabilities  . . . . . . . . . . .          461         63       906,561
                                           ----------   --------    ----------
Net assets . . . . . . . . . . . . . . .   $5,126,051   $616,813    $4,273,214
                                           ==========   ========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                        --------------------------------------  -----------------------------------
                           1999          1998         1997         1999          1998         1997
                        ------------  -----------  -----------  ------------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc.  . . . .            --            --           --           --           --          --
                        -----------   -----------  -----------  -----------   ----------    --------
Total investment
 income . . . . . . .    17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense
  risks . . . . . . .       324,595       168,652       91,256      126,407       93,556      39,184
                        -----------   -----------  -----------  -----------   ----------    --------
Net investment income    17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                        -----------   -----------  -----------  -----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                        -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                        ===========   ===========  ===========  ===========   ==========    ========





                         INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   ----------------------------------
                           1999         1998          1997          1999         1998         1997
                        -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc.  . . . .           --           --            --             --          --          --
                        ----------   ----------   -----------    -----------  ----------    --------
Total investment
 income . . . . . . .      936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks . . . . . . .       81,058       45,651        33,893         60,221      22,593       6,547
                        ----------   ----------   -----------    -----------  ----------    --------
Net investment income
 (loss) . . . . . . .      855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                        ----------   ----------   -----------    -----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                        ----------   ----------   -----------    -----------  ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                        ==========   ==========   ===========    ===========  ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                        INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ---------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc.  . . . .           --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income . . . . . . .      372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks . . . . . . .       13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss) . . . . . . .      358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments    (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========





                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc.  . . . .            --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income . . . . . . .     1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks . . . . . . .        88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income     1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments   (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   ----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income . . . . . . . . . . . .      110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks. . . . . . . . . .       68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income . . . . . . . . . . . . .       41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .     (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .      897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========





                          REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        ----------------------------------   -------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc.  . . . .          --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income . . . . . . .     544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks . . . . . . .      29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment income     515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period .      80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  ------------------------------------
                           1999          1998        1997        1999         1998          1997
                        ------------  ----------  ----------  -----------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc.  . . . .            --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment
 income . . . . . . .    11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense
  risks . . . . . . .       495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income    10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========





                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ---------------------------------
                          1999        1998        1997        1999        1998        1997
                        ----------  ----------  ---------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
 M Fund Inc.  . . . .          --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income . . . . . . .     409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks . . . . . . .      64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment income     344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the period .     325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on investments   (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  --------------------------------
                           1999         1998        1997        1999         1998       1997
                        -----------  ----------  ----------  ------------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc.  . . . .            --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income . . . . . . .     5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks . . . . . . .       335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment income     5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments   12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========





                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  ------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc.  . . . .           --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income . . . . . . .    1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks . . . . . . .       33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment income    1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments: . . . .
 Net realized gains .    1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on investments   2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ---------------------------------   --------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc.  . . . .           --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income . . . . . . .      487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks . . . . . . .       37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment income      449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .    3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on investments   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======





                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   ------------------   --------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc.  . . . .           --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income . . . . . . .      137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks . . . . . . .        5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment income     132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period .      432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   -------------------   --------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . .   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc. . . . . . . . . . .         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income  . . . .     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks . .      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss) . .     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) . .     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments . . . . .     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from operations  $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)  . . . . .      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period  . .     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders  . . .     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders  . . . .    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets  . . . . . .     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period . . .     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period . . . . . .   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========





                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . .   $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains  . . . . . . . . . . .        753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .      6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders . . . . .     53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders . . . . . .    (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets . . . . . . . .     20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period  . . . .     12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          --------------------------------------   ---------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . .   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains . . . . . . . . . .        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period  . .      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders  . . .     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders  . . . .    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . . .     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets  . . . . . .     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period . . .     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period . . . . . .   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============





                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        ----------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains . . . . . . . . .        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period  .     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders  . .     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders  . . .    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period . .     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period . . . . .   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses) . . . . . . .       (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations  . . . . . . . . . . . . . . .        939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders . . . . .     32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders . . . . . .    (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets  . .      3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period  . . . .     15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========





                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          ----------------------------------------   -------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  ---------------
Increase in net assets from operations:
 Net investment income  . . . . . . . .   $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)  . . . . .       (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the period  . .         80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from
 operations . . . . . . . . . . . . . .       (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders  . . .     22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders  . . . .    (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .      4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets  . . . . . .      4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period . . .      4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period . . . . . .   $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            ----------------------------------------   -----------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses)  . . . . . .      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period  . . .     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders  . . . .    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders  . . . . .    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets . .     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period . . . .     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period . . . . . . .   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========





                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses) . . . . . . .       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders . . . . .     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders . . . . . .    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets . . . . . . . .      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period  . . . .     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period  . . . . . . .   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                       EQUITY INDEX SUBACCOUNT
                        -----------------------------------------------------
                                  1999                 1998          1997
                        -------------------------  -------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $              5,503,450   $  1,211,729   $   378,697
 Net realized gains
  (losses). . . . . .                  7,681,081        691,270       901,978
 Net unrealized
  appreciation
  (depreciation)
  during the period .                  4,678,509      6,098,919       392,256
                        ------------------------   ------------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                 17,863,040      8,001,918     1,672,931
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                225,994,914     60,690,933    23,412,687
 Net benefits to
  policyholders . . .               (147,909,470)   (31,166,123)   (9,622,006)
                        ------------------------   ------------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                 78,085,444     29,524,810    13,790,681
                        ------------------------   ------------   -----------
Net increase in net
 assets . . . . . . .                 95,948,484     37,526,728    15,463,612
Net assets at
 beginning of period                  53,964,647     16,437,919       974,307
                        ------------------------   ------------   -----------
Net assets at end of
 period . . . . . . .   $            149,913,131   $ 53,964,647   $16,437,919
                        ========================   ============   ===========
                                      GLOBAL BOND SUBACCOUNT
                        --------------------------------------------------
                                 1999                1998           1997
                        ------------------------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $               424,767   $   283,651    $   71,030
 Net realized gains                    (204,675)       81,659         8,335
  (losses). . . . . .
 Net unrealized
  appreciation                         (433,526)       43,608       (11,727)
  (depreciation)        -----------------------   -----------    ----------
  during the period .
Net increase                           (213,434)      408,918        67,638
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                   11,387,398     9,258,713     1,828,179
  policyholders . . .
 Net benefits to
  policyholders . . .               (10,615,019)   (3,008,341)     (534,164)
                        -----------------------   -----------    ----------
Net increase in net
 assets resulting from                  772,379     6,250,372     1,294,015
 policyholder           -----------------------   -----------    ----------
 transactions . . . .
Net increase in net                     558,945     6,659,290     1,361,653
 assets . . . . . . .
Net assets at
 beginning of period                  8,279,571     1,620,281       258,628
                        -----------------------   -----------    ----------
Net assets at end of
 period . . . . . . .   $             8,838,516   $ 8,279,571    $1,620,281
                        =======================   ===========    ==========




                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . .   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains . . . . . . . . . . . . .     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . .     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders  . . . . . . .    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets  . . . . . . . . .    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period . . . . . .     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period . . . . . . . . .   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                           FRONTIER CAPITAL APPRECIATION
                                                     SUBACCOUNT
                        --------------------------------------------------------------------
                                          1999                        1998          1997
                        -----------------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                                449,994   $     9,897   $   118,150
 Net realized gains
  (losses). . . . . .                                    624,068      (445,752)      614,358
 Net unrealized
  appreciation
  (depreciation)
  during the period .                                  3,431,408       432,064      (368,570)
                        ----------------------------------------   -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                                  4,505,470        (3,791)      363,938
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                                 25,135,447    13,982,031    10,030,418
 Net benefits to
  policyholders . . .                                (22,331,613)   (9,695,520)   (5,969,436)
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                                  2,803,834     4,286,511     4,060,982
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets . . . . . . .                                  7,309,304     4,282,720     4,424,920
Net assets at
 beginning of period                                   9,675,718     5,392,998       968,078
                        ----------------------------------------   -----------   -----------
Net assets at end of
 period . . . . . . .   $                             16,985,022   $ 9,675,718   $ 5,392,998
                        ========================================   ===========   ===========
                                              ENHANCED U.S.
                                            EQUITY SUBACCOUNT
                        ---------------------------------------------------------
                                     1999                    1998          1997*
                        --------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                       518,137   $    68,233    $  14,857
 Net realized gains                             264,436        87,723        4,177
  (losses). . . . . .
 Net unrealized
  appreciation                                  151,562        89,677        6,844
  (depreciation)        -------------------------------   -----------    ---------
  during the period .
Net increase                                    934,135       245,633       25,878
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                            6,480,741     3,031,309      475,503
  policyholders . . .
 Net benefits to
  policyholders . . .                        (3,151,279)   (1,299,530)      (4,176)
                        -------------------------------   -----------    ---------
Net increase in net
 assets resulting from                        3,329,462     1,731,779      471,327
 policyholder           -------------------------------   -----------    ---------
 transactions . . . .
Net increase in net                           4,263,597     1,977,412      497,205
 assets . . . . . . .
Net assets at
 beginning of period                          2,474,617       497,205            0
                        -------------------------------   -----------    ---------
Net assets at end of
 period . . . . . . .   $                     6,738,214   $ 2,474,617    $ 497,205
                        ===============================   ===========    =========





                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               --------------------------   -------------------------   ------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . .   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses) . . . . . . . .        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . .        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders . . . . . .     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders . . . . . . .    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . .      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . .      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period  . . . . .        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . .   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                      YEARS AND PERIODS ENDED DECEMBER 31,


                           SMALL/MID CAP CORE                  HIGH YIELD BOND
                               SUBACCOUNT                         SUBACCOUNT
                        ------------------------   ----------------------------------------
                           1999         1998**                1999                 1998**
                        ------------  -----------  ---------------------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    52,711   $     (535)  $                  340,435    $    86,759
 Net realized gains
  (losses). . . . . .        65,733      (25,196)                      42,365         64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .       (10,735)      18,718                     (139,659)       149,416
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       107,709       (7,013)                     243,141        300,999
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     5,817,483    1,089,030                   19,870,990      6,683,673
 Net benefits to
  policyholders . . .    (5,611,532)    (778,864)                 (20,368,501)    (2,457,088)
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .       205,951      310,166                     (497,511)     4,226,585
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets . . . . . . .       313,660      303,153                     (254,370)     4,527,584
Net assets at
 beginning of period        303,153            0                    4,527,584              0
                        -----------   ----------   --------------------------    -----------
Net assets at end of
 period . . . . . . .   $   616,813   $  303,153   $                4,273,214    $ 4,527,584
                        ===========   ==========   ==========================    ===========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


             PORTFOLIO          SHARES OWNED      COST          VALUE
             ---------          ------------  ------------  --------------
Large Cap Growth  . . . . . .     4,226,550   $108,181,136   $115,521,551
Sovereign Bond  . . . . . . .     4,200,440     40,512,273     38,321,473
International Equity Index  .     1,689,937     29,224,059     33,198,674
Small Cap Growth  . . . . . .     1,622,919     25,907,535     31,022,828
International Balanced  . . .       428,930      4,680,715      4,591,856
Mid Cap Growth  . . . . . . .     2,172,468     46,744,046     63,499,616
Large Cap Value . . . . . . .     2,009,306     28,839,671     27,106,917
Money Market  . . . . . . . .     6,100,677     61,006,768     61,006,769
Mid Cap Value . . . . . . . .     1,497,913     18,236,811     19,138,533
Small/Mid Cap Growth  . . . .       707,222     10,888,164      9,925,831
Real Estate Equity  . . . . .       805,182      9,643,804      9,238,646
Growth & Income . . . . . . .    10,470,370    207,387,033    209,525,899
Managed . . . . . . . . . . .     8,137,552    130,087,567    125,710,809
Short-Term Bond . . . . . . .     1,206,452     11,963,663     11,728,988
Small Cap Value . . . . . . .     1,720,546     18,985,985     18,783,396
International Opportunities .     2,078,452     26,831,679     31,535,049
Equity Index  . . . . . . . .     7,327,855    138,687,664    149,913,131
Global Bond . . . . . . . . .       900,154      9,240,752      8,838,516
Turner Core Growth  . . . . .       988,705     20,433,059     22,671,005
Brandes International Equity      1,122,129     13,875,593     17,415,296
Frontier Capital Appreciation       804,225     13,485,020     16,985,022
Enhanced U.S. Equity  . . . .       321,327      6,490,133      6,738,214
Emerging Markets Equity . . .       303,646      3,288,843      3,723,380
Global Equity . . . . . . . .        68,965        784,773        836,878
Bond Index  . . . . . . . . .       550,115      5,214,459      5,126,051
Small/Mid Cap CORE  . . . . .        62,841        608,830        616,813
High Yield Bond . . . . . . .       475,514      4,263,457      4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  --------------
Large Cap Growth  . . . . . . . . .   $ 62,265,535   $ 14,711,539
Sovereign Bond  . . . . . . . . . .     38,288,617     29,280,010
International Equity Index  . . . .     32,519,440     17,541,313
Small Cap Growth  . . . . . . . . .     27,757,302     12,281,978
International Balanced  . . . . . .      3,415,587      1,768,784
Mid Cap Growth  . . . . . . . . . .     45,338,211     14,783,738
Large Cap Value . . . . . . . . . .     22,257,609     10,304,554
Money Market  . . . . . . . . . . .    304,141,849    329,646,739
Mid Cap Value . . . . . . . . . . .     15,413,952     12,927,617
Small/Mid Cap Growth  . . . . . . .      8,759,614      5,337,363
Real Estate Equity  . . . . . . . .     13,375,520      8,254,469
Growth & Income . . . . . . . . . .    144,949,345     32,223,136
Managed . . . . . . . . . . . . . .    111,633,323     21,803,394
Short-Term Bond . . . . . . . . . .     17,352,671     24,342,768
Small Cap Value . . . . . . . . . .     16,062,747      7,136,780
International Opportunities . . . .     24,767,973     17,918,215
Equity Index  . . . . . . . . . . .    124,086,502     40,497,607
Global Bond . . . . . . . . . . . .     10,322,531      9,125,384
Turner Core Growth  . . . . . . . .     20,980,047      5,874,338
Brandes International Equity  . . .     10,664,333      3,583,615
Frontier Capital Appreciation . . .     13,387,462     10,133,633
Enhanced U.S. Equity  . . . . . . .      5,925,334      2,077,734
Emerging Markets Equity . . . . . .      9,682,573      7,242,444
Global Equity . . . . . . . . . . .      2,167,637      1,624,954
Bond Index  . . . . . . . . . . . .      5,900,997      1,658,038
Small/Mid Cap CORE  . . . . . . . .      3,312,578      3,053,916
High Yield Bond . . . . . . . . . .     11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . . .     432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond  . . . . . . .     226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index  .     205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth  . . . . . .     151,029         21.68        131,551        21.71        42,832          21.76
International Balanced  . . .      21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth  . . . . . . .     202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value . . . . . . .     191,629         16.15        140,376        16.18         4,476          16.21
Money Market  . . . . . . . .     613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value . . . . . . . .     106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth  . . . .      83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity  . . . . .      94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income . . . . . . .     945,411         30.90        579,234        31.00       212,540          31.09
Managed . . . . . . . . . . .     554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond . . . . . . .      94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value . . . . . . .     114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities .     115,902         16.52        159,219        16.55         2,521          16.58
Equity Index  . . . . . . . .     442,683         23.06        565,394        23.10       189,577          23.14
Global Bond . . . . . . . . .      55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth  . . . . .      31,697         28.29         15,337        28.36            --             --
Brandes International Equity       18,319         16.91         33,342        16.94            --             --
Frontier Capital Appreciation      20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity  . . . .       3,102         17.47             --        17.50            --             --
Emerging Markets Equity . . .      31,332         12.77        114,481        12.78         4,803          12.79
Global Equity . . . . . . . .      11,223         12.22         15,873        12.23           777          12.24
Bond Index  . . . . . . . . .      99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE  . . . . .      12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond . . . . . . .      51,021         10.09         40,169        10.10            --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                                            --------------------------------------------------------
Large Cap Growth  . . . . . .     646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond  . . . . . . .      17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index  .      63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth  . . . . . .      90,088         22.04        39,929         22.05        38,804          22.07
International Balanced  . . .      68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth  . . . . . . .     146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value . . . . . . .     151,753         16.42       133,066         16.43       416,273          16.44
Money Market  . . . . . . . .     218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value . . . . . . . .      69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth  . . . .      27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity  . . . . .      58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income . . . . . . .     641,268         30.84       447,326         30.87        16,723          30.91
Managed . . . . . . . . . . .     162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond . . . . . . .      99,163         13.21       351,710         13.22            --             --
Small Cap Value . . . . . . .      32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities .     203,225         16.80       157,727         16.80        74,340          16.81
Equity Index  . . . . . . . .     324,024         23.44        37,253         23.46       533,298          23.47
Global Bond . . . . . . . . .      54,500         12.35         9,809         12.36            --             --
Turner Core Growth  . . . . .       7,772         28.80        12,496         28.83            --             --
Brandes International Equity      104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital Appreciation      74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity  . . . .      13,962         17.68             1         17.68            --             --
Emerging Markets Equity . . .          --            --        24,692         12.87            --             --
Global Equity . . . . . . . .          --            --            --         12.32            --             --
Bond Index  . . . . . . . . .       2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE  . . . . .          --            --            --         10.84            --             --
High Yield Bond . . . . . . .       1,998         10.18           310         10.18        85,180          10.18

                               MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                              ---------------------------------   --------------------------  --------------------------
                                ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO                 SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ----------------  ----------------  ------------  ------------  ------------  --------------
                              --------------------------------------------------------------------------------------------
Large Cap Growth  . . . . .         92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond  . . . . . .         57,389            23.69          765,173        12.44       500,049          11.71
International Equity Index         113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth  . . . . .        193,672            21.70          298,417        21.90       197,401          24.61
International Balanced  . .         52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth  . . . . . .        168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value . . . . . .        269,931            16.17          125,284        16.31       115,052          13.95
Money Market  . . . . . . .        280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value . . . . . . .        412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth  . . .          3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity  . . . .         39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income . . . . . .        828,857            68.13        1,383,220        21.88       552,475          19.13
Managed . . . . . . . . . .      2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond . . . . . .         63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value . . . . . .        473,526            12.32          281,097        12.43        87,362          11.80
International Opportunities        559,454            16.54          227,841        16.68       335,763          15.97
Equity Index  . . . . . . .        477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond . . . . . . . .        146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth  . . . .             --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity . . . . . . . . . .             --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation . . . . . . .             --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity  . . .             --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity . .         45,954            12.77           18,062        12.82        40,257          12.82
Global Equity . . . . . . .          2,967            12.23            4,588        12.28        29,228          12.28
Bond Index  . . . . . . . .         18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE  . . . .             --               --           16,742        10.81           477          10.81
High Yield Bond . . . . . .         34,470            10.10           82,547        10.14        72,026          10.14

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                ------------------------------------------------------------------------------------
Large Cap Growth  . . . . . .      221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond  . . . . . . .      122,492        11.71        96,742         12.44          --             --
International Equity Index  .       40,197        15.54        68,833         15.05          --             --
Small Cap Growth  . . . . . .      158,068        24.61        34,357         21.90          --             --
International Balanced  . . .       22,819        12.85         3,040         13.41          --             --
Mid Cap Growth  . . . . . . .      291,628        39.83       111,636         35.92          --             --
Large Cap Value . . . . . . .       66,485        13.95        73,993         16.31          --             --
Money Market  . . . . . . . .      575,670        11.42       718,107         11.94          --             --
Mid Cap Value . . . . . . . .       62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth  . . . .       15,710        12.85        20,460         12.63          --             --
Real Estate Equity  . . . . .       10,691         9.54         7,405         12.27          --             --
Growth & Income . . . . . . .    1,047,922        19.13       196,321         21.88          --             --
Managed . . . . . . . . . . .       55,779        15.37        43,618         16.81          --             --
Short-Term Bond . . . . . . .       26,887        11.43        31,697         11.93          --             --
Small Cap Value . . . . . . .       22,247        11.80        40,374         12.43          --             --
International Opportunities .       39,238        15.97        35,379         16.68          --             --
Equity Index  . . . . . . . .    1,960,860        19.87       440,030         23.29          --             --
Global Bond . . . . . . . . .       35,346        11.58        51,458         12.27          --             --
Turner Core Growth  . . . . .      377,311        24.67       142,883         25.66          --             --
Brandes International Equity        82,135        17.67       116,504         16.53          --             --
Frontier Capital Appreciation       90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity  . . . .       48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity . . .        7,584        12.82         3,832         12.82          --             --
Global Equity . . . . . . . .        1,070        12.28         2,561         12.28          --             --
Bond Index  . . . . . . . . .      137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE  . . . . .       10,536        10.81         8,881         10.81          --             --
High Yield Bond . . . . . . .       15,036        10.14        38,875         10.14          --             --






                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  --------------
                                ----------------------------
Large Cap Growth  . . . . . .        --             --
Sovereign Bond  . . . . . . .        --             --
International Equity Index  .        --             --
Small Cap Growth  . . . . . .        --             --
International Balanced  . . .        --             --
Mid Cap Growth  . . . . . . .        --             --
Large Cap Value . . . . . . .        --             --
Money Market  . . . . . . . .        --             --
Mid Cap Value . . . . . . . .        --             --
Small/Mid Cap Growth  . . . .        --             --
Real Estate Equity  . . . . .        --             --
Growth & Income . . . . . . .        --             --
Managed . . . . . . . . . . .        --             --
Short-Term Bond . . . . . . .        --             --
Small Cap Value . . . . . . .        --             --
International Opportunities .        --             --
Equity Index  . . . . . . . .        --             --
Global Bond . . . . . . . . .        --             --
Turner Core Growth  . . . . .        --             --
Brandes International Equity         --             --
Frontier Capital Appreciation        --             --
Enhanced U.S. Equity  . . . .        --             --
Emerging Markets Equity . . .        --             --
Global Equity . . . . . . . .        --             --
Bond Index  . . . . . . . . .        --             --
Small/Mid Cap CORE  . . . . .        --             --
High Yield Bond . . . . . . .        --             --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE       PAGE        KEY WORD OR PHRASE                  PAGE
Account. . . . . . . .    29          monthly deduction date. . . . . . .   30
account value. . . . .     8          mortality and expense risk charge..   10
Additional Sum Insured    14          optional benefits. . . . . . . . ..   10
attained age . . . . .     9          options for death benefit . . . . .   14
Basic Sum Insured. . .    14          owner . . . . . . . . . . . . . . .    5
beneficiary. . . . . .    40          partial withdrawal . . . . . . . ..   13
business day . . . . .    30          partial withdrawal charge . . . . .   10
changing Option A or B    16          payment options . . . . . . . . . .   16

changing the Total Sum                Planned Premium . . . . . . . . . .    6
 Insured . . . . . . .    16          policy anniversary . . . . . . .  .   30
charges. . . . . . . .     8          policy year . . . . . . . . . . . .   30
Code . . . . . . . . .    36          premium; premium payment . . . .  .    5
cost of insurance rates    9          prospectus. . . . . . . . . . . . .    3
date of issue. . . . .    31          receive; receipt . . . . . . . .  .   19
death benefit. . . . .     5          reinstate; reinstatement . . . .. .    7
deductions . . . . . .     8          sales charges . . . . . . . . . . .    9
expenses of the Trusts    10          SEC . . . . . . . . . . . . . . . .    2
fixed investment option   30          Separate Account . . . . . . . . ..   28
full surrender . . . .    13          Servicing Office . . . . . . . . ..    2
fund . . . . . . . . .     2          special loan account . . . . . .  .   14
grace period . . . . .     7          subaccount . . . . . . . . .  . . .   28
guaranteed death                      surrender . . . . . . . . . . . . .   13
 benefit feature . . .     7          surrender value . . .. . .. . . . .   13
Guaranteed Death                      Target Premium . . . . . . . . . ..    9
 Benefit Premium . . .     7          tax considerations . . . . . . . ..   35
insurance charge . . .     9          telephone transfers . . . . . . . .   19
insured person . . . .     5          Total Sum Insured . . . . . . . . .   14
investment options . .     1          transfers of account value . . . ..   12
JHVLICO. . . . . . . .    29          Trust . . . . . . . . . . . . . . .    2
lapse. . . . . . . . .     7          variable investment options . . . .    1
loan . . . . . . . . .    14          we; us . . . . . . . . . . . . .. .   28
loan interest. . . . .    14          withdrawal . . . . . . . . . . . ..   13
                                      withdrawal charges . . . . . . .. .   10
maximum premiums . . .     6          you; your . . . . . . . . . . . . .    5

Minimum Initial Premium   30
minimum insurance
 amount. . . . . . . .    15

minimum premiums . . .     5
modified endowment
 contract. . . . . . .    37


                           PROSPECTUS DATED MAY 1, 2000

                      MEDALLION EXECUTIVE VARIABLE LIFE III

                a flexible premium variable life insurance policy
                                    issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
------------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .      Independence Investment Associates, Inc.
  Growth & Income . . . . .                                       Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R). . . . . . . . . . . . . . . .       Fidelity Management and Research Company
  Equity Index . . . . . . .                                      State Street Global Advisors
  Large Cap Value . . . . .                                       T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . .                                      Independence Investment Associates, Inc.
  Large Cap Aggressive Growth. . . . . . . . . . . . . . . .      Alliance Capital Management L.P.
  Fidelity VIP Growth. . .                                        Fidelity Management and Research Company
  AIM V.I. Value. . . . . .                                       A I M Advisors, Inc.
  Mid Cap Value . . . . . .                                       Neuberger Berman, LLC
  Fundamental Mid Cap Growth. . . . . . . . . . . . . . . .       OppenheimerFunds, Inc.
  Mid Cap Growth . . . . . .                                      Janus Capital Corporation
  Real Estate Equity . . . .                                      Independence Investment Associates, Inc.
  Small/Mid Cap CORE . . . .                                      Goldman Sachs Asset Management
  Small/Mid Cap Growth. . .                                       Wellington Management Company, LLP
  Small Cap Value . . . . .                                       INVESCO Management & Research, Inc.
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  MFS New Discovery. . . .                                        MFS Investment Management(R)
  Global Balanced . . . . .                                       Brinson Partners, Inc.
  Templeton International Securities. . . . . . . . . . . .       Templeton Investment Counsel, Inc.
  International Equity Index . . . . . . . . . . . . . . . .      Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .     Rowe Price-Fleming International, Inc.
                                                                  Morgan Stanley Dean Witter Investment
  Emerging Markets Equity .  . . . . . . . . . . . . . . . .       Management, Inc.
  Short-Term Bond . . . . .                                       Independence Investment Associates, Inc.
  Bond Index . . . . . . . .                                      Mellon Bond Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  Global Bond . . . . . . .  . . . . . . . . . . . . . . . .      J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . .                                       Wellington Management Company, LLP
  Money Market . . . . . . .                                      John Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the
investment options of the Trusts are referred to as "funds".   In the
prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

               Express Delivery                        U.S. Mail
               ----------------                        ---------
             529 Main Street (X-4)                   P.O. Box 111
           Charlestown, MA 02129                   Boston, MA 02117

                             Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 21.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 28.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 42.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 90.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                    **********

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can I invest money in the policy?. . . . . .                   5
 .Is there a minimum amount I must invest?. . . .                    6
 .How will the value of my investment in the policy change           8
over time?. . . . . . . . . . . . . . . . . . . .
 .What charges will JHVLICO deduct from my investment in             8
the policy?. . . . . . . . . . . . . . . . . . .
 .What charges will the Trusts deduct from my investment in         10
the policy?. . . . . . . . . . . . . . . . . . .
 .What other charges could JHVLICO impose in the future?            12
 .How can I change my policy's investment allocations?              12
 .How can I access my investment in the policy?. .                  13
 .How much will JHVLICO pay when the insured person dies?           14
 .What optional rider benefits can I choose?. . .                   15
 .How can I change my policy's insurance coverage?                  16
 .Can I cancel my policy after it's issued?. . . .                  17
 .Can I choose the form in which JHVLICO pays out policy            17
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?. . . . . .                   18
 .How will my policy be treated for income tax purposes?            18
 .How do I communicate with JHVLICO?. . . . . . .                   19

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $50.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 35. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company, or

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed death benefit feature is not in effect, the entire policy can lapse. In either case, if the
           ---
policy's surrender value is not sufficient to pay the charges on a quarterly processing date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan. (The "quarterly processing dates" are every third monthly deduction date. The term "monthly deduction date" is defined on page 31 under "Procedures for issuance of a policy".)

Guaranteed death benefit feature

   This feature guarantees that your Basic Sum Insured will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each quarterly processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The annual Guaranteed Death Benefit Premium (or "GDB Premium) is defined in the policy and one-twelfth of that amount is "due" on each monthly deduction date. If the Guaranteed Death Benefit test is not satisfied on any quarterly processing date, the guaranteed death benefit feature will not be "in effect" on that quarterly processing date.

  No GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the insured person dies?" on page 14).

  The guaranteed death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How much will
     ---
JHVLICO pay when the insured person dies?" on page 14).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 31.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the asset-based risk charge described on page 9. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 13.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 1.60% of each premium. We guarantee that this charge will never exceed 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.0% of each premium. We guarantee that this charge will never exceed 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  current charge is a percentage of a certain portion of the premium you pay. The percentage is 7% in policy years 1 through 10. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in 1999, no termination of this charge has yet occurred. In no event will this charge exceed 3% after the 10th policy year. The portion of each year's premium that is currently subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently impose no sales charge on premiums in excess of the Target Premium. However, we reserve the right to impose a charge of up to 3% of such excess premiums paid in any policy year.

 . Optional enhanced cash value rider charge - A charge to cover the cost of
 -------------------------------------------
  this rider, if elected, equal to 1% of premium paid in the first policy year that does not exceed the Target Premium.

Deductions from account value

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $15 (currently $10). We currently intend to stop making this charge after the 10th policy year, but this is not guaranteed.

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense
 -------------------------
  risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .0501% for policy years 1 - 10, .0292% for policy years 11
  - 20, and .0125% thereafter. These percentages equate to effective annual rates of .60%, .35% and .15%, respectively. The reductions after 10 and 20 years have not occurred yet under any policy, since no policy has yet been outstanding for 10 years. We guarantee that this charge will never exceed .0753% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .90%. This charge does not apply to the fixed investment option.

 . Optional benefits charge - Monthly charges for any optional insurance
 --------------------------
  benefits added to the policy by means of a rider (other than the enhanced cash value rider). We currently do not offer any rider for which such a charge is made, but we may offer such riders in the future.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUSTS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed . . . . . . . . . . . . . . . .     0.32%           N/A              0.03%         0.35%              0.03%
Growth & Income . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%              0.03%
Equity Index  . . . . . . . . . . . . .     0.14%           N/A              0.00%         0.14%              0.08%
Large Cap Value . . . . . . . . . . . .     0.74%           N/A              0.10%         0.84%              0.11%
Large Cap Growth  . . . . . . . . . . .     0.36%           N/A              0.03%         0.39%              0.03%
Large Cap Aggressive Growth . . . . . .     0.98%           N/A              0.10%         1.08%              0.19%
Mid Cap Value . . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%              0.12%
Mid Cap Growth  . . . . . . . . . . . .     0.82%           N/A              0.10%         0.92%              0.11%
Fundamental Mid Cap Growth  . . . . . .     0.85%           N/A              0.10%         0.95%              0.24%
Real Estate Equity  . . . . . . . . . .     0.60%           N/A              0.10%         0.70%              0.10%
Small/Mid Cap CORE  . . . . . . . . . .     0.80%           N/A              0.10%         0.90%              0.66%
Small/Mid Cap Growth  . . . . . . . . .     0.75%           N/A              0.10%         0.85%              0.10%
Small Cap Value . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%              0.16%
Small Cap Growth  . . . . . . . . . . .     0.75%           N/A              0.10%         0.85%              0.14%
Global Balanced * . . . . . . . . . . .     0.85%           N/A              0.10%         0.95%              0.46%
International Equity Index  . . . . . .     0.16%           N/A              0.10%         0.26%              0.22%
International Opportunities . . . . . .     0.87%           N/A              0.10%         0.97%              0.29%
Emerging Markets Equity . . . . . . . .     1.27%           N/A              0.10%         1.37%              2.17%
Short-Term Bond . . . . . . . . . . . .     0.30%           N/A              0.10%         0.40%              0.13%
Bond Index  . . . . . . . . . . . . . .     0.15%           N/A              0.10%         0.25%              0.20%
Active Bond * . . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%              0.03%
Global Bond . . . . . . . . . . . . . .     0.69%           N/A              0.10%         0.79%              0.15%
High Yield Bond . . . . . . . . . . . .     0.65%           N/A              0.10%         0.75%              0.39%
Money Market  . . . . . . . . . . . . .     0.25%           N/A              0.06%         0.31%              0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value  . . . . . . . . . . . .     0.61%           N/A              0.15%         0.76%              0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth . . . . . . . . . .     0.58%          0.10%             0.07%         0.75%              0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund(R)  . . . . . .     0.58%          0.10%             0.07%         0.75%              0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE
 3):
Templeton International Securities  . .     0.69%          0.25%             0.19%         1.13%         0.19%

MFS VARIABLE INSURANCE TRUST
    (NOTE 4):
MFS New Discovery . . . . . . . . . . .     0.90%           N/A              0.17%         1.07%              1.59%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999.
     Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

    * Global Balanced was formerly "International Balanced" and Active Bond
    was formerly "Sovereign    Bond".

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be:
    Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent.
     Each fund may enter into other such arrangements and directed brokerage arrange-ments, which would also have the effect of reducing the fund's expenses.
     Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.


 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

 We reserve the right to impose limits on:

 . the minimum amount of each transfer out of the fixed investment option;

 . the maximum amount of any transfer into the fixed investment option after the second policy year; and

 . the number and frequency of transfers out of the variable investment options.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000 or the policy's Basic Sum Insured to fall below $20,000. Because it reduces the account value, any partial withdrawal will reduce your death benefit under either Option A or Option B (see "How much will JHVLICO pay when the insured person dies?" on page 14). Under Option A, such a partial withdrawal may also reduce the Total Sum Insured. This will happen only if the minimum insurance amount under Option A is equal to or less than the Total Sum Insured. Any such reduction in the Total Sum Insured will be implemented by first reducing any Additional Sum Insured then in effect. The Basic Sum Insured will be reduced only after the Additional Sum Insured has been reduced to zero. If such a reduction in Total Sum Insured would cause the policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

     . We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and .25% thereafter.

     . We then subtract the third item above from the second item above.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 31.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death, or
       (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 35). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

  On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

 WHAT OPTIONAL RIDER BENEFITS CAN I CHOOSE?

Optional enhanced cash value rider

  If you surrender the policy at any time during the first 5 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 5 policy years and the rider is in effect, we will increase the policy's account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described on page 9. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

Other riders

  We currently offer no other optional riders, but we may do so in the future.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  You may request an increase in the Additional Sum Insured at any time. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 33.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

     . the remaining Basic Sum Insured will be at least $20,000,

     . the remaining Total Sum Insured will be at least $100,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 33.

Change of death benefit option

  As of any policy anniversary, you may change your coverage from death benefit Option A to Option B or vice-versa, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Tax consequences

  Please read "Tax considerations" starting on page 35 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     .  JHVLICO at one of the addresses shown on page 2, or

     .  the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 34. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 35.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 45 year old male select underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  5,931       $100,000  $100,000  $100,000  $ 4,918  $ 5,216   $  5,515
   2            12,159        100,000   100,000   100,000    9,664   10,562     11,497
   3            18,699        100,000   100,000   100,000   14,321   16,127     18,083
   4            25,565        100,000   100,000   100,000   18,903   21,937     25,352
   5            32,775        100,000   100,000   100,000   19,962   24,346     29,514
   6            40,345        100,000   100,000   100,000   19,397   25,163     32,319
   7            48,294        100,000   100,000   100,000   18,815   25,996     35,404
   8            50,709        100,000   100,000   100,000   18,212   26,844     38,799
   9            53,244        100,000   100,000   100,000   17,611   27,728     42,556
  10            55,906        100,000   100,000   100,000   17,010   28,650     46,714
  11            58,702        100,000   100,000   100,000   16,546   29,788     51,557
  12            61,637        100,000   100,000   100,000   16,048   30,954     56,918
  13            64,718        100,000   100,000   100,000   15,508   32,140     62,853
  14            67,954        100,000   100,000   100,000   14,926   33,352     69,436
  15            71,352        100,000   100,000   100,000   14,304   34,593     76,745
  16            74,920        100,000   100,000   108,604   13,644   35,869     84,847
  17            78,666        100,000   100,000   118,180   12,919   37,163     93,794
  18            82,599        100,000   100,000   128,557   12,124   38,474    103,675
  19            86,729        100,000   100,000   139,798   11,249   39,799    114,589
  20            91,065        100,000   100,000   151,973   10,284   41,136    126,644
  25            95,619        100,000   100,000   242,388    4,132   48,672    210,772
  30           100,400             **   100,000   368,638       **   57,039    351,084
  35           105,420             **   100,000   615,658       **   66,258    586,341



---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING MAXIMUM CHARGES


                                    Death Benefits              Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  5,931       $100,000  $100,000  $100,000  $ 4,358  $ 4,637   $  4,917
   2            12,159        100,000   100,000   100,000    8,630    9,458     10,322
   3            18,699        100,000   100,000   100,000   12,817   14,473     16,268
   4            25,565        100,000   100,000   100,000   16,922   19,693     22,818
   5            32,775        100,000   100,000   100,000   17,520   21,500     26,203
   6            40,345        100,000   100,000   100,000   16,499   21,688     28,154
   7            48,294        100,000   100,000   100,000   15,437   21,837     30,273
   8            50,709        100,000   100,000   100,000   14,330   21,940     32,576
   9            53,244        100,000   100,000   100,000   13,168   21,989     35,079
  10            55,906        100,000   100,000   100,000   11,940   21,971     37,803
  11            58,702        100,000   100,000   100,000   10,640   21,878     40,773
  12            61,637        100,000   100,000   100,000    9,259   21,701     44,018
  13            64,718        100,000   100,000   100,000    7,791   21,430     47,574
  14            67,954        100,000   100,000   100,000    6,225   21,053     51,479
  15            71,352        100,000   100,000   100,000    4,551   20,558     55,782
  16            74,920        100,000   100,000   100,000    2,753   19,926     60,532
  17            78,666        100,000   100,000   100,000      811   19,132     65,791
  18            82,599             **   100,000   100,000       **   18,150     71,630
  19            86,729             **   100,000   100,000       **   16,944     78,136
  20            91,065             **   100,000   102,472       **   15,476     85,393
  25            95,619             **   100,000   153,504       **    2,558    133,482
  30           100,400             **        **   220,088       **       **    209,608
  35           105,420             **        **   348,421       **       **    331,830



---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  5,931       $104,918  $105,216  $105,515  $ 4,918  $ 5,216   $  5,515
   2            12,159        109,652   110,549   111,483    9,652   10,549     11,483
   3            18,699        114,287   116,089   118,040   14,287   16,089     18,040
   4            25,565        118,837   121,858   125,260   18,837   21,858     25,260
   5            32,775        123,311   127,876   133,222   23,311   27,876     33,222
   6            40,345        127,694   134,138   141,987   27,694   34,138     41,987
   7            48,294        131,988   140,653   151,638   31,988   40,653     51,638
   8            50,709        131,155   142,093   156,623   31,155   42,093     56,623
   9            53,244        130,325   143,590   162,124   30,325   43,590     62,124
  10            55,906        129,500   145,149   168,193   29,500   45,149     68,193
  11            58,702        128,841   146,981   175,174   28,841   46,981     75,174
  12            61,637        128,145   148,857   182,859   28,145   48,857     82,859
  13            64,718        127,402   150,765   191,311   27,402   50,765     91,311
  14            67,954        126,614   152,711   200,616   26,614   52,711    100,616
  15            71,352        125,783   154,696   210,865   25,783   54,696    110,865
  16            74,920        124,913   156,728   222,166   24,913   56,728    122,166
  17            78,666        123,975   158,776   234,598   23,975   58,776    134,598
  18            82,599        122,963   160,836   248,277   22,963   60,836    148,277
  19            86,729        121,869   162,900   263,329   21,869   62,900    163,329
  20            91,065        120,684   164,956   279,888   20,684   64,956    179,888
  25            95,619        113,625   175,935   394,643   13,625   75,935    294,643
  30           100,400        103,484   186,072   583,332    3,484   86,072    483,332
  35           105,420             **   192,646   893,595       **   92,646    793,595



---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING MAXIMUM CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  5,931       $104,337  $104,615  $104,893  $ 4,337  $ 4,615   $  4,893
   2            12,159        108,565   109,387   110,243    8,565    9,387     10,243
   3            18,699        112,683   114,320   116,093   12,683   14,320     16,093
   4            25,565        116,691   119,419   122,493   16,691   19,419     22,493
   5            32,775        120,586   124,685   129,491   20,586   24,685     29,491
   6            40,345        124,366   130,123   137,146   24,366   30,123     37,146
   7            48,294        128,024   135,731   145,515   28,024   35,731     45,515
   8            50,709        126,590   136,244   149,100   26,590   36,244     49,100
   9            53,244        125,105   136,702   152,969   25,105   36,702     52,969
  10            55,906        123,560   137,092   157,141   23,560   37,092     57,141
  11            58,702        121,950   137,405   161,639   21,950   37,405     61,639
  12            61,637        120,267   137,629   166,488   20,267   37,629     66,488
  13            64,718        118,510   137,756   171,719   18,510   37,756     71,719
  14            67,954        116,672   137,775   177,363   16,672   37,775     77,363
  15            71,352        114,746   137,673   183,454   14,746   37,673     83,454
  16            74,920        112,721   137,431   190,023   12,721   37,431     90,023
  17            78,666        110,583   137,027   197,102   10,583   37,027     97,102
  18            82,599        108,315   136,436   204,723    8,315   36,436    104,723
  19            86,729        105,896   135,624   212,916    5,896   35,624    112,916
  20            91,065        103,308   134,562   221,716    3,308   34,562    121,716
  25            95,619             **   124,406   276,461       **   24,406    176,461
  30           100,400             **   101,835   353,656       **    1,835    253,656
  35           105,420             **        **   459,166       **       **    359,166



---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING CURRENT CHARGES


                                    Death Benefit                Surrender Value
                             ----------------------------  ---------------------------
                                Assuming hypothetical         Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  ---------------------------
 Year    5% annual interest     0%        6%       12%       0%        6%        12%
------   ------------------  --------  --------  --------  -------  --------  ----------
   1          $  5,931       $100,000  $100,000  $100,000  $ 4,918  $  5,216   $  5,515
   2            12,159        100,000   100,000   100,000    9,664    10,562     11,497
   3            18,699        100,000   100,000   100,000   14,321    16,127     18,083
   4            25,565        100,000   100,000   100,000   18,903    21,937     25,352
   5            32,775        100,000   100,000   100,000   23,421    28,011     33,387
   6            40,345        100,000   100,000   101,456   27,864    34,354     42,259
   7            48,294        100,000   100,000   121,291   32,236    40,981     52,018
   8            50,709        100,000   100,000   129,413   31,487    42,556     57,126
   9            53,244        100,000   100,000   138,176   30,742    44,202     62,753
  10            55,906        100,000   100,000   147,643   30,000    45,924     68,953
  11            58,702        100,000   100,000   158,477   29,434    47,951     76,078
  12            61,637        100,000   101,483   170,135   28,841    50,053     83,914
  13            64,718        100,000   103,110   182,659   28,212    52,229     92,523
  14            67,954        100,000   104,772   196,120   27,550    54,484    101,986
  15            71,352        100,000   106,485   210,621   26,854    56,822    112,391
  16            74,920        100,000   108,248   226,239   26,127    59,252    123,838
  17            78,666        100,000   110,048   243,036   25,346    61,762    136,399
  18            82,599        100,000   111,895   261,117   24,504    64,356    150,179
  19            86,729        100,000   113,795   280,598   23,595    67,033    165,291
  20            91,065        100,000   115,748   301,586   22,608    69,795    181,854
  25            95,619        100,000   127,931   439,095   16,664    85,975    295,091
  30           100,400        100,000   142,734   645,352    7,534   105,370    476,416
  35           105,420             **   161,209   960,168       **   128,352    764,465



---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING MAXIMUM CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  5,931       $100,000  $100,000  $100,000  $ 4,358  $ 4,637   $  4,917
   2            12,159        100,000   100,000   100,000    8,630    9,458     10,322
   3            18,699        100,000   100,000   100,000   12,817   14,473     16,268
   4            25,565        100,000   100,000   100,000   16,922   19,693     22,818
   5            32,775        100,000   100,000   100,000   20,945   25,130     30,038
   6            40,345        100,000   100,000   100,000   24,889   30,796     38,007
   7            48,294        100,000   100,000   109,007   28,751   36,704     46,750
   8            50,709        100,000   100,000   114,985   27,528   37,561     50,757
   9            53,244        100,000   100,000   121,325   26,260   38,413     55,100
  10            55,906        100,000   100,000   128,049   24,939   39,256     59,803
  11            58,702        100,000   100,000   135,177   23,558   40,086     64,892
  12            61,637        100,000   100,000   142,732   22,109   40,900     70,398
  13            64,718        100,000   100,000   150,738   20,587   41,694     76,354
  14            67,954        100,000   100,000   159,215   18,982   42,467     82,795
  15            71,352        100,000   100,000   168,210   17,284   43,213     89,760
  16            74,920        100,000   100,000   177,728   15,479   43,926     97,284
  17            78,666        100,000   100,000   187,812   13,548   44,595    105,406
  18            82,599        100,000   100,000   198,494   11,469   45,210    114,162
  19            86,729        100,000   100,000   209,809    9,214   45,756    123,592
  20            91,065        100,000   100,000   221,785    6,753   46,220    133,734
  25            95,619             **   100,000   293,080       **   46,748    196,962
  30           100,400             **   100,000   387,797       **   41,462    286,281
  35           105,420             **   100,000   513,431       **   20,009    408,783



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 20.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO ......................                      29
How we support the policy and investment options                   29
Procedures for issuance of a policy.........                       30
Basic Sum Insured vs. Additional Sum Insured                       31
Commencement of investment performance......                       31
How we process certain policy transactions..                       32
Effects of policy loans.....................                       33
Additional information about how certain policy charges            33
work........................................
How we market the policies..................                       34
Tax considerations..........................                       35
Reports that you will receive...............                       37
Voting privileges that you will have........                       37
Changes that JHVLICO can make as to your policy                    38
Adjustments we make to death benefits.......                       38
When we pay policy proceeds.................                       38
Other details about exercising rights and paying benefits          39
Legal matters...............................                       39
Registration statement filed with the SEC...                       40
Accounting and actuarial experts............                       40
Financial statements of JHVLICO and the Account                    40
List of Directors and Executive Officers of JHVLICO                41

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $100,000 and a minimum Basic Sum Insured at issue of $20,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" on page 31).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 35).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured decreases.

 . Reinstatements of lapsed policies.

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Additional Sum Insured increases.

 . Change of death benefit Option from A to B.

  A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The premium sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 34.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $8,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $4,000. However, delaying the payment of

Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 35.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is the sum of the following:

 . 15% of the Target Premium paid in the first policy year, 10% of the Target Premium paid in the second through fifth policy years, and 3% of the Target Premium paid in each policy year thereafter;

 . 3% of any premium paid in any policy year in excess of the Target
  Premium; and

 . .15% of that portion of account value allocated to the variable investment options in any policy year.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President, Chief Operations
                               Officer and Chief Executive Officer-Elect, John
                               Hancock Life Insurance Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith. . .          Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli.          Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company

,


  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                        1999                   1998
                                                                        ---------              ---------
                                                                       (IN MILLIONS)

INCOME
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .                          $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .                   136.0          122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .          605.4                   618.1
 ---------                                                                           --------
                                                                             1,692.2                  2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .     349.9                        301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .     888.8                        1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .     314.4                        274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .      20.5                    28.1
                                                               ----------            --------
                                                               1,573.6                 1,963.9
   ----------
 Gain from operations before federal income
 taxes and net realized capital losses                           118.6                        49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .      42.9                    33.1
                                                               ----------            --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES          75.7                    16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .     (1.7)                   (0.6)
                                                               ----------            --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .      74.0                    15.6

Unassigned deficit at beginning of year  . . . . . . . . . .    (49.2)                  (58.3)
Net unrealized capital losses and other adjustments--Note 4      (3.8)                   (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .   (198.9)                   (0.5)
                                                               ----------            --------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .         $(177.9)                 $ (49.2)
                                                               ==========            ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------

                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:




                        --------------   --------------     ---------------    ---------
                         (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                        --------         -----              ------             --------

Total bonds . . . . .
                        ========         =====              ======             ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                        --------         -----              ------             --------

Total bonds . . . . .                                              15.1
                        ========         =====              ======             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                          (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .          $  58.5     58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
   ------


                                $433.1                                $433.1
   ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                             1999                               1998

                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                        (IN MILLIONS)


Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
     --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,

                                        1999          1998
      ---------------                                 ---------------------

                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

                                              (IN MILLIONS)


ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

   We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         21,617       12,536           419        208,513
 M Fund Inc.  . . . .             --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets  . . . .    115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         20,467       12,194            75        208,172
 M Fund Inc.  . . . .             --           --            --             --
Asset charges payable          9,166        2,723         2,779          2,698
                        ------------  -----------   -----------    -----------
Total liabilities . .         29,633       14,917         2,854        210,870
                        ------------  -----------   -----------    -----------
Net assets  . . . . .   $115,521,551  $38,321,473   $33,198,674    $31,022,828
                        ============  ===========   ===========    ===========




                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .    $      304    $     4,698  $     1,803   $     3,061
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .     4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at value .            --             --           --            --
Receivable from:
 John Hancock Varidable
  Series Trust I . . .            52         27,659       12,738     1,396,082
 M Fund Inc. . . . . .            --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets . . . . .     4,592,213     63,531,973   27,121,459    62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .             9         26,980       12,479     1,395,329
 M Fund Inc. . . . . .            --             --           --            --
Asset charges payable            348          5,377        2,063         3,814
                          ----------    -----------  -----------   -----------
Total liabilities  . .           357         32,357       14,542     1,399,143
                          ----------    -----------  -----------   -----------
Net assets . . . . . .    $4,591,856    $63,499,616  $27,106,917   $61,006,769
                          ==========    ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                          MID CAP     SMALL/MID CAP   REAL ESTATE      GROWTH&
                           VALUE          GROWTH         EQUITY         INCOME
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  --------------  ------------   ------------
ASSETS
Cash  . . . . . . . .   $      1,422  $          701  $        611   $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value              --              --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         38,609         580,155            88        330,982
 M Fund Inc.  . . . .             --              --            --             --
                        ------------  --------------  ------------   ------------
Total assets  . . . .     19,178,564      10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         38,404         580,049            --        328,424
 M Fund Inc.  . . . .             --              --            --             --
Asset charges payable          1,627             807           699         20,434
                        ------------  --------------  ------------   ------------
Total liabilities . .         40,031         580,856           699        348,858
                        ------------  --------------  ------------   ------------
Net assets  . . . . .   $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                        ============  ==============  ============   ============




                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                          MANAGED        BOND         VALUE      OPPORTUNITIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   ----------    -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $     13,307  $       731  $     1,430    $     2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         34,311          215      189,514          1,308
 M Fund Inc.  . . . .             --           --           --             --
                        ------------  -----------  -----------    -----------
Total assets  . . . .    125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         32,402          114      189,306            955
 M Fund Inc.  . . . .             --           --           --             --
Asset charges payable         15,216          832        1,639          2,808
                        ------------  -----------  -----------    -----------
Total liabilities . .         47,618          946      190,945          3,763
                        ------------  -----------  -----------    -----------
Net assets  . . . . .   $125,710,809  $11,728,988  $18,783,396    $31,535,049
                        ============  ===========  ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .   $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .    149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I . . .        126,680     766,077          222            271
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .        125,115     765,972           --            122
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable          12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities  . .        137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========




                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
                            ---------------------------------------------------
ASSETS
Cash  . . . . . . . . . .   $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . . .            --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .    16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I  . . . .           771           63          254          24
 M Fund Inc.  . . . . . .            --           --           --          --
                            -----------   ----------   ----------    --------
Total assets  . . . . . .    16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company            620           --          204          13
 M Fund Inc.  . . . . . .            --           --           --          --
Asset charges payable . .         1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities . . . .         1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets  . . . . . . .   $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                       SMALL/ MID
                                                        CAP CORE       HIGH
                                              BOND     SUBACCOUNT     YIELD
                                             INDEX     ----------      BOND
                                           SUBACCOUNT               SUBACCOUNT
                                           ----------              ------------
                                           ------------------------------------
ASSETS
Cash . . . . . . . . . . . . . . . . . .   $      374   $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value . . . . . . . . . . . . . . . . .    5,126,051    616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value . . . . . . . . . .           --         --            --
Receivable from:
 John Hancock Variable Series Trust I  .           87          7       906,251
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
                                           ----------   --------    ----------
Total assets . . . . . . . . . . . . . .    5,126,512    616,876     5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company. . . . . . . . . . . . . . . .           20         --       906,193
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
Asset charges payable  . . . . . . . . .          441         63           368
                                           ----------   --------    ----------
Total liabilities  . . . . . . . . . . .          461         63       906,561
                                           ----------   --------    ----------
Net assets . . . . . . . . . . . . . . .   $5,126,051   $616,813    $4,273,214
                                           ==========   ========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                        --------------------------------------  -----------------------------------
                           1999          1998         1997         1999          1998         1997
                        ------------  -----------  -----------  ------------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc.  . . . .            --            --           --           --           --          --
                        -----------   -----------  -----------  -----------   ----------    --------
Total investment
 income . . . . . . .    17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense
  risks . . . . . . .       324,595       168,652       91,256      126,407       93,556      39,184
                        -----------   -----------  -----------  -----------   ----------    --------
Net investment income    17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                        -----------   -----------  -----------  -----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                        -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                        ===========   ===========  ===========  ===========   ==========    ========





                         INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   ----------------------------------
                           1999         1998          1997          1999         1998         1997
                        -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc.  . . . .           --           --            --             --          --          --
                        ----------   ----------   -----------    -----------  ----------    --------
Total investment
 income . . . . . . .      936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks . . . . . . .       81,058       45,651        33,893         60,221      22,593       6,547
                        ----------   ----------   -----------    -----------  ----------    --------
Net investment income
 (loss) . . . . . . .      855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                        ----------   ----------   -----------    -----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                        ----------   ----------   -----------    -----------  ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                        ==========   ==========   ===========    ===========  ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                        INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ---------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc.  . . . .           --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income . . . . . . .      372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks . . . . . . .       13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss) . . . . . . .      358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments    (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========





                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc.  . . . .            --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income . . . . . . .     1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks . . . . . . .        88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income     1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments   (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   ----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income . . . . . . . . . . . .      110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks. . . . . . . . . .       68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income . . . . . . . . . . . . .       41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .     (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .      897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========





                          REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        ----------------------------------   -------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc.  . . . .          --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income . . . . . . .     544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks . . . . . . .      29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment income     515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period .      80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  ------------------------------------
                           1999          1998        1997        1999         1998          1997
                        ------------  ----------  ----------  -----------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc.  . . . .            --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment
 income . . . . . . .    11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense
  risks . . . . . . .       495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income    10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========





                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ---------------------------------
                          1999        1998        1997        1999        1998        1997
                        ----------  ----------  ---------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
 M Fund Inc.  . . . .          --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income . . . . . . .     409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks . . . . . . .      64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment income     344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the period .     325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on investments   (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  --------------------------------
                           1999         1998        1997        1999         1998       1997
                        -----------  ----------  ----------  ------------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc.  . . . .            --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income . . . . . . .     5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks . . . . . . .       335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment income     5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments   12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========





                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  ------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc.  . . . .           --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income . . . . . . .    1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks . . . . . . .       33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment income    1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments: . . . .
 Net realized gains .    1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on investments   2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ---------------------------------   --------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc.  . . . .           --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income . . . . . . .      487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks . . . . . . .       37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment income      449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .    3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on investments   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======





                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   ------------------   --------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc.  . . . .           --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income . . . . . . .      137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks . . . . . . .        5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment income     132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period .      432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   -------------------   --------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . .   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc. . . . . . . . . . .         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income  . . . .     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks . .      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss) . .     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) . .     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments . . . . .     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from operations  $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)  . . . . .      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period  . .     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders  . . .     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders  . . . .    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets  . . . . . .     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period . . .     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period . . . . . .   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========





                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . .   $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains  . . . . . . . . . . .        753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .      6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders . . . . .     53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders . . . . . .    (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets . . . . . . . .     20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period  . . . .     12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          --------------------------------------   ---------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . .   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains . . . . . . . . . .        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period  . .      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders  . . .     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders  . . . .    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . . .     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets  . . . . . .     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period . . .     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period . . . . . .   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============





                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        ----------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains . . . . . . . . .        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period  .     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders  . .     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders  . . .    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period . .     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period . . . . .   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses) . . . . . . .       (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations  . . . . . . . . . . . . . . .        939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders . . . . .     32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders . . . . . .    (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets  . .      3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period  . . . .     15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========





                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          ----------------------------------------   -------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  ---------------
Increase in net assets from operations:
 Net investment income  . . . . . . . .   $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)  . . . . .       (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the period  . .         80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from
 operations . . . . . . . . . . . . . .       (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders  . . .     22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders  . . . .    (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .      4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets  . . . . . .      4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period . . .      4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period . . . . . .   $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            ----------------------------------------   -----------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses)  . . . . . .      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period  . . .     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders  . . . .    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders  . . . . .    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets . .     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period . . . .     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period . . . . . . .   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========





                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses) . . . . . . .       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders . . . . .     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders . . . . . .    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets . . . . . . . .      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period  . . . .     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period  . . . . . . .   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                       EQUITY INDEX SUBACCOUNT
                        -----------------------------------------------------
                                  1999                 1998          1997
                        -------------------------  -------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $              5,503,450   $  1,211,729   $   378,697
 Net realized gains
  (losses). . . . . .                  7,681,081        691,270       901,978
 Net unrealized
  appreciation
  (depreciation)
  during the period .                  4,678,509      6,098,919       392,256
                        ------------------------   ------------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                 17,863,040      8,001,918     1,672,931
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                225,994,914     60,690,933    23,412,687
 Net benefits to
  policyholders . . .               (147,909,470)   (31,166,123)   (9,622,006)
                        ------------------------   ------------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                 78,085,444     29,524,810    13,790,681
                        ------------------------   ------------   -----------
Net increase in net
 assets . . . . . . .                 95,948,484     37,526,728    15,463,612
Net assets at
 beginning of period                  53,964,647     16,437,919       974,307
                        ------------------------   ------------   -----------
Net assets at end of
 period . . . . . . .   $            149,913,131   $ 53,964,647   $16,437,919
                        ========================   ============   ===========
                                      GLOBAL BOND SUBACCOUNT
                        --------------------------------------------------
                                 1999                1998           1997
                        ------------------------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $               424,767   $   283,651    $   71,030
 Net realized gains                    (204,675)       81,659         8,335
  (losses). . . . . .
 Net unrealized
  appreciation                         (433,526)       43,608       (11,727)
  (depreciation)        -----------------------   -----------    ----------
  during the period .
Net increase                           (213,434)      408,918        67,638
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                   11,387,398     9,258,713     1,828,179
  policyholders . . .
 Net benefits to
  policyholders . . .               (10,615,019)   (3,008,341)     (534,164)
                        -----------------------   -----------    ----------
Net increase in net
 assets resulting from                  772,379     6,250,372     1,294,015
 policyholder           -----------------------   -----------    ----------
 transactions . . . .
Net increase in net                     558,945     6,659,290     1,361,653
 assets . . . . . . .
Net assets at
 beginning of period                  8,279,571     1,620,281       258,628
                        -----------------------   -----------    ----------
Net assets at end of
 period . . . . . . .   $             8,838,516   $ 8,279,571    $1,620,281
                        =======================   ===========    ==========




                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . .   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains . . . . . . . . . . . . .     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . .     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders  . . . . . . .    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets  . . . . . . . . .    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period . . . . . .     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period . . . . . . . . .   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                           FRONTIER CAPITAL APPRECIATION
                                                     SUBACCOUNT
                        --------------------------------------------------------------------
                                          1999                        1998          1997
                        -----------------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                                449,994   $     9,897   $   118,150
 Net realized gains
  (losses). . . . . .                                    624,068      (445,752)      614,358
 Net unrealized
  appreciation
  (depreciation)
  during the period .                                  3,431,408       432,064      (368,570)
                        ----------------------------------------   -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                                  4,505,470        (3,791)      363,938
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                                 25,135,447    13,982,031    10,030,418
 Net benefits to
  policyholders . . .                                (22,331,613)   (9,695,520)   (5,969,436)
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                                  2,803,834     4,286,511     4,060,982
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets . . . . . . .                                  7,309,304     4,282,720     4,424,920
Net assets at
 beginning of period                                   9,675,718     5,392,998       968,078
                        ----------------------------------------   -----------   -----------
Net assets at end of
 period . . . . . . .   $                             16,985,022   $ 9,675,718   $ 5,392,998
                        ========================================   ===========   ===========
                                              ENHANCED U.S.
                                            EQUITY SUBACCOUNT
                        ---------------------------------------------------------
                                     1999                    1998          1997*
                        --------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                       518,137   $    68,233    $  14,857
 Net realized gains                             264,436        87,723        4,177
  (losses). . . . . .
 Net unrealized
  appreciation                                  151,562        89,677        6,844
  (depreciation)        -------------------------------   -----------    ---------
  during the period .
Net increase                                    934,135       245,633       25,878
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                            6,480,741     3,031,309      475,503
  policyholders . . .
 Net benefits to
  policyholders . . .                        (3,151,279)   (1,299,530)      (4,176)
                        -------------------------------   -----------    ---------
Net increase in net
 assets resulting from                        3,329,462     1,731,779      471,327
 policyholder           -------------------------------   -----------    ---------
 transactions . . . .
Net increase in net                           4,263,597     1,977,412      497,205
 assets . . . . . . .
Net assets at
 beginning of period                          2,474,617       497,205            0
                        -------------------------------   -----------    ---------
Net assets at end of
 period . . . . . . .   $                     6,738,214   $ 2,474,617    $ 497,205
                        ===============================   ===========    =========





                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               --------------------------   -------------------------   ------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . .   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses) . . . . . . . .        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . .        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders . . . . . .     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders . . . . . . .    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . .      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . .      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period  . . . . .        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . .   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                           SMALL/MID CAP CORE                  HIGH YIELD BOND
                               SUBACCOUNT                         SUBACCOUNT
                        ------------------------   ----------------------------------------
                           1999         1998**                1999                 1998**
                        ------------  -----------  ---------------------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    52,711   $     (535)  $                  340,435    $    86,759
 Net realized gains
  (losses). . . . . .        65,733      (25,196)                      42,365         64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .       (10,735)      18,718                     (139,659)       149,416
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       107,709       (7,013)                     243,141        300,999
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     5,817,483    1,089,030                   19,870,990      6,683,673
 Net benefits to
  policyholders . . .    (5,611,532)    (778,864)                 (20,368,501)    (2,457,088)
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .       205,951      310,166                     (497,511)     4,226,585
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets . . . . . . .       313,660      303,153                     (254,370)     4,527,584
Net assets at
 beginning of period        303,153            0                    4,527,584              0
                        -----------   ----------   --------------------------    -----------
Net assets at end of
 period . . . . . . .   $   616,813   $  303,153   $                4,273,214    $ 4,527,584
                        ===========   ==========   ==========================    ===========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


             PORTFOLIO          SHARES OWNED      COST          VALUE
             ---------          ------------  ------------  --------------
Large Cap Growth  . . . . . .     4,226,550   $108,181,136   $115,521,551
Sovereign Bond  . . . . . . .     4,200,440     40,512,273     38,321,473
International Equity Index  .     1,689,937     29,224,059     33,198,674
Small Cap Growth  . . . . . .     1,622,919     25,907,535     31,022,828
International Balanced  . . .       428,930      4,680,715      4,591,856
Mid Cap Growth  . . . . . . .     2,172,468     46,744,046     63,499,616
Large Cap Value . . . . . . .     2,009,306     28,839,671     27,106,917
Money Market  . . . . . . . .     6,100,677     61,006,768     61,006,769
Mid Cap Value . . . . . . . .     1,497,913     18,236,811     19,138,533
Small/Mid Cap Growth  . . . .       707,222     10,888,164      9,925,831
Real Estate Equity  . . . . .       805,182      9,643,804      9,238,646
Growth & Income . . . . . . .    10,470,370    207,387,033    209,525,899
Managed . . . . . . . . . . .     8,137,552    130,087,567    125,710,809
Short-Term Bond . . . . . . .     1,206,452     11,963,663     11,728,988
Small Cap Value . . . . . . .     1,720,546     18,985,985     18,783,396
International Opportunities .     2,078,452     26,831,679     31,535,049
Equity Index  . . . . . . . .     7,327,855    138,687,664    149,913,131
Global Bond . . . . . . . . .       900,154      9,240,752      8,838,516
Turner Core Growth  . . . . .       988,705     20,433,059     22,671,005
Brandes International Equity      1,122,129     13,875,593     17,415,296
Frontier Capital Appreciation       804,225     13,485,020     16,985,022
Enhanced U.S. Equity  . . . .       321,327      6,490,133      6,738,214
Emerging Markets Equity . . .       303,646      3,288,843      3,723,380
Global Equity . . . . . . . .        68,965        784,773        836,878
Bond Index  . . . . . . . . .       550,115      5,214,459      5,126,051
Small/Mid Cap CORE  . . . . .        62,841        608,830        616,813
High Yield Bond . . . . . . .       475,514      4,263,457      4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  --------------
Large Cap Growth  . . . . . . . . .   $ 62,265,535   $ 14,711,539
Sovereign Bond  . . . . . . . . . .     38,288,617     29,280,010
International Equity Index  . . . .     32,519,440     17,541,313
Small Cap Growth  . . . . . . . . .     27,757,302     12,281,978
International Balanced  . . . . . .      3,415,587      1,768,784
Mid Cap Growth  . . . . . . . . . .     45,338,211     14,783,738
Large Cap Value . . . . . . . . . .     22,257,609     10,304,554
Money Market  . . . . . . . . . . .    304,141,849    329,646,739
Mid Cap Value . . . . . . . . . . .     15,413,952     12,927,617
Small/Mid Cap Growth  . . . . . . .      8,759,614      5,337,363
Real Estate Equity  . . . . . . . .     13,375,520      8,254,469
Growth & Income . . . . . . . . . .    144,949,345     32,223,136
Managed . . . . . . . . . . . . . .    111,633,323     21,803,394
Short-Term Bond . . . . . . . . . .     17,352,671     24,342,768
Small Cap Value . . . . . . . . . .     16,062,747      7,136,780
International Opportunities . . . .     24,767,973     17,918,215
Equity Index  . . . . . . . . . . .    124,086,502     40,497,607
Global Bond . . . . . . . . . . . .     10,322,531      9,125,384
Turner Core Growth  . . . . . . . .     20,980,047      5,874,338
Brandes International Equity  . . .     10,664,333      3,583,615
Frontier Capital Appreciation . . .     13,387,462     10,133,633
Enhanced U.S. Equity  . . . . . . .      5,925,334      2,077,734
Emerging Markets Equity . . . . . .      9,682,573      7,242,444
Global Equity . . . . . . . . . . .      2,167,637      1,624,954
Bond Index  . . . . . . . . . . . .      5,900,997      1,658,038
Small/Mid Cap CORE  . . . . . . . .      3,312,578      3,053,916
High Yield Bond . . . . . . . . . .     11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . . .     432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond  . . . . . . .     226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index  .     205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth  . . . . . .     151,029         21.68        131,551        21.71        42,832          21.76
International Balanced  . . .      21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth  . . . . . . .     202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value . . . . . . .     191,629         16.15        140,376        16.18         4,476          16.21
Money Market  . . . . . . . .     613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value . . . . . . . .     106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth  . . . .      83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity  . . . . .      94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income . . . . . . .     945,411         30.90        579,234        31.00       212,540          31.09
Managed . . . . . . . . . . .     554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond . . . . . . .      94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value . . . . . . .     114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities .     115,902         16.52        159,219        16.55         2,521          16.58
Equity Index  . . . . . . . .     442,683         23.06        565,394        23.10       189,577          23.14
Global Bond . . . . . . . . .      55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth  . . . . .      31,697         28.29         15,337        28.36            --             --
Brandes International Equity       18,319         16.91         33,342        16.94            --             --
Frontier Capital Appreciation      20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity  . . . .       3,102         17.47             --        17.50            --             --
Emerging Markets Equity . . .      31,332         12.77        114,481        12.78         4,803          12.79
Global Equity . . . . . . . .      11,223         12.22         15,873        12.23           777          12.24
Bond Index  . . . . . . . . .      99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE  . . . . .      12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond . . . . . . .      51,021         10.09         40,169        10.10            --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                                            --------------------------------------------------------
Large Cap Growth  . . . . . .     646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond  . . . . . . .      17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index  .      63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth  . . . . . .      90,088         22.04        39,929         22.05        38,804          22.07
International Balanced  . . .      68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth  . . . . . . .     146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value . . . . . . .     151,753         16.42       133,066         16.43       416,273          16.44
Money Market  . . . . . . . .     218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value . . . . . . . .      69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth  . . . .      27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity  . . . . .      58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income . . . . . . .     641,268         30.84       447,326         30.87        16,723          30.91
Managed . . . . . . . . . . .     162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond . . . . . . .      99,163         13.21       351,710         13.22            --             --
Small Cap Value . . . . . . .      32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities .     203,225         16.80       157,727         16.80        74,340          16.81
Equity Index  . . . . . . . .     324,024         23.44        37,253         23.46       533,298          23.47
Global Bond . . . . . . . . .      54,500         12.35         9,809         12.36            --             --
Turner Core Growth  . . . . .       7,772         28.80        12,496         28.83            --             --
Brandes International Equity      104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital Appreciation      74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity  . . . .      13,962         17.68             1         17.68            --             --
Emerging Markets Equity . . .          --            --        24,692         12.87            --             --
Global Equity . . . . . . . .          --            --            --         12.32            --             --
Bond Index  . . . . . . . . .       2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE  . . . . .          --            --            --         10.84            --             --
High Yield Bond . . . . . . .       1,998         10.18           310         10.18        85,180          10.18

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                              ---------------------------------   --------------------------  --------------------------
                                ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO                 SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ----------------  ----------------  ------------  ------------  ------------  --------------
                              --------------------------------------------------------------------------------------------
Large Cap Growth  . . . . .         92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond  . . . . . .         57,389            23.69          765,173        12.44       500,049          11.71
International Equity Index         113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth  . . . . .        193,672            21.70          298,417        21.90       197,401          24.61
International Balanced  . .         52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth  . . . . . .        168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value . . . . . .        269,931            16.17          125,284        16.31       115,052          13.95
Money Market  . . . . . . .        280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value . . . . . . .        412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth  . . .          3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity  . . . .         39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income . . . . . .        828,857            68.13        1,383,220        21.88       552,475          19.13
Managed . . . . . . . . . .      2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond . . . . . .         63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value . . . . . .        473,526            12.32          281,097        12.43        87,362          11.80
International Opportunities        559,454            16.54          227,841        16.68       335,763          15.97
Equity Index  . . . . . . .        477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond . . . . . . . .        146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth  . . . .             --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity . . . . . . . . . .             --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation . . . . . . .             --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity  . . .             --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity . .         45,954            12.77           18,062        12.82        40,257          12.82
Global Equity . . . . . . .          2,967            12.23            4,588        12.28        29,228          12.28
Bond Index  . . . . . . . .         18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE  . . . .             --               --           16,742        10.81           477          10.81
High Yield Bond . . . . . .         34,470            10.10           82,547        10.14        72,026          10.14

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                ------------------------------------------------------------------------------------
Large Cap Growth  . . . . . .      221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond  . . . . . . .      122,492        11.71        96,742         12.44          --             --
International Equity Index  .       40,197        15.54        68,833         15.05          --             --
Small Cap Growth  . . . . . .      158,068        24.61        34,357         21.90          --             --
International Balanced  . . .       22,819        12.85         3,040         13.41          --             --
Mid Cap Growth  . . . . . . .      291,628        39.83       111,636         35.92          --             --
Large Cap Value . . . . . . .       66,485        13.95        73,993         16.31          --             --
Money Market  . . . . . . . .      575,670        11.42       718,107         11.94          --             --
Mid Cap Value . . . . . . . .       62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth  . . . .       15,710        12.85        20,460         12.63          --             --
Real Estate Equity  . . . . .       10,691         9.54         7,405         12.27          --             --
Growth & Income . . . . . . .    1,047,922        19.13       196,321         21.88          --             --
Managed . . . . . . . . . . .       55,779        15.37        43,618         16.81          --             --
Short-Term Bond . . . . . . .       26,887        11.43        31,697         11.93          --             --
Small Cap Value . . . . . . .       22,247        11.80        40,374         12.43          --             --
International Opportunities .       39,238        15.97        35,379         16.68          --             --
Equity Index  . . . . . . . .    1,960,860        19.87       440,030         23.29          --             --
Global Bond . . . . . . . . .       35,346        11.58        51,458         12.27          --             --
Turner Core Growth  . . . . .      377,311        24.67       142,883         25.66          --             --
Brandes International Equity        82,135        17.67       116,504         16.53          --             --
Frontier Capital Appreciation       90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity  . . . .       48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity . . .        7,584        12.82         3,832         12.82          --             --
Global Equity . . . . . . . .        1,070        12.28         2,561         12.28          --             --
Bond Index  . . . . . . . . .      137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE  . . . . .       10,536        10.81         8,881         10.81          --             --
High Yield Bond . . . . . . .       15,036        10.14        38,875         10.14          --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  --------------
                                ----------------------------
Large Cap Growth  . . . . . .        --             --
Sovereign Bond  . . . . . . .        --             --
International Equity Index  .        --             --
Small Cap Growth  . . . . . .        --             --
International Balanced  . . .        --             --
Mid Cap Growth  . . . . . . .        --             --
Large Cap Value . . . . . . .        --             --
Money Market  . . . . . . . .        --             --
Mid Cap Value . . . . . . . .        --             --
Small/Mid Cap Growth  . . . .        --             --
Real Estate Equity  . . . . .        --             --
Growth & Income . . . . . . .        --             --
Managed . . . . . . . . . . .        --             --
Short-Term Bond . . . . . . .        --             --
Small Cap Value . . . . . . .        --             --
International Opportunities .        --             --
Equity Index  . . . . . . . .        --             --
Global Bond . . . . . . . . .        --             --
Turner Core Growth  . . . . .        --             --
Brandes International Equity         --             --
Frontier Capital Appreciation        --             --
Enhanced U.S. Equity  . . . .        --             --
Emerging Markets Equity . . .        --             --
Global Equity . . . . . . . .        --             --
Bond Index  . . . . . . . . .        --             --
Small/Mid Cap CORE  . . . . .        --             --
High Yield Bond . . . . . . .        --             --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE            PAGE        KEY WORD OR PHRASE             PAGE
Account . . . . . . . . . .    29          monthly deduction date . . . . . . . . . 30
account value . . . . . . .     8          mortality and expense risk charge. . . . 10
Additional Sum Insured. . .    14          optional benefits . . . . . . . . . .. . 10
asset-based risk charge . .     9          options for death benefit . . . . . .. . 14
attained age. . . . . . . .     9          owner . . . . . . . . . . . . . . . . ..  5
Basic Sum Insured . . . . .    14          partial withdrawal . . . . . . . . . . . 13
beneficiary . . . . . . . .    39          partial withdrawal charge . . . . . . .. 10
business day. . . . . . . .    30          payment options . . . . . . . . . . . .. 16
changing Option A or B. . .    16          Planned Premium . . . . . . . . . . . ..  6
changing the Total Sum                     policy anniversary . . . . . . . . . . . 30
Insured  . . . . . . . . .     16          policy year . . . . . . . . . . .  . . . 30
charges . . . . . . . . . .     8          premium; premium payment . . . . . . . .  5
Code. . . . . . . . . . . .    35          prospectus . . . . . . . . . . . . . . .  3
cost of insurance rates . .     9          receive; receipt . . . . . . . . . . . . 19
date of issue . . . . . . .    31          reinstate; reinstatement . . . . . . . .  7
death benefit . . . . . . .     5          sales charges . . . . . . . . . . . . ..  9
deductions. . . . . . . . .     8          SEC  . . . . . . . . . . . . . . . . . .  2
expenses of the Trusts  . .    10          Separate Account . . . . . . . . . . . . 28
fixed investment option . .    30          special loan account . . . . . . . . . . 14
full surrender. . . . . . .    13          subaccount . . . . . . . . . . . . . . . 28
fund. . . . . . . . . . . .     2          surrender . . . . . . . . . . . . . .. . 13
grace period. . . . . . . .     7          surrender value . . . . . . . . . . . .. 13
guaranteed death benefit                   Target Premium . . . . . . . . . . . ...  9
 feature. . . . . . . . . .     7          tax considerations . . . . . . . . . ... 35
Guaranteed Death Benefit                   telephone transfers . . . . . . . . . .. 19
 Premium. . . . . . . . . .     7          Total Sum Insured . . . . . . . . . . .. 14
insurance charge. . . . . .     9          transfers of account value . . . . . . . 12
insured person. . . . . . .     5          Trust . . . . . . . . . . . . . . . . ..  2
investment options. . . . .     1          variable investment options . . . . . ..  1
JHVLICO . . . . . . . . . .    29          we; us . . . . . . . . . . . . . . . . . 28
lapse . . . . . . . . . . .     7          withdrawal . . . . . . . . . . . . . . . 13
loan. . . . . . . . . . . .    13          withdrawal charges . . . . . . . . . . . 10
                                           you; your . . . . . . . . . . . . . . ..  5
loan interest . . . . . . .    13

maximum premiums. . . . . .     6

Minimum Initial Premium . .    30


minimum insurance amount. .    15

minimum premiums. . . . . .     6



                           PROSPECTUS DATED MAY 1, 2000

                      MEDALLION EXECUTIVE VARIABLE LIFE III

                a flexible premium variable life insurance policy
                                    issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
------------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .      Independence Investment Associates, Inc.
  Growth & Income . . . . .                                       Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R). . . . . . . . . . . . . . . .       Fidelity Management and Research Company
  Equity Index . . . . . . .                                      State Street Global Advisors
  Large Cap Value . . . . .                                       T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . .                                      Independence Investment Associates, Inc.
  Large Cap Aggressive Growth. . . . . . . . . . . . . . . .      Alliance Capital Management L.P.
  Fidelity VIP Growth. . .                                        Fidelity Management and Research Company
  AIM V.I. Value. . . . . .                                       A I M Advisors, Inc.
  Mid Cap Value . . . . . .                                       Neuberger Berman, LLC
  Fundamental Mid Cap Growth. . . . . . . . . . . . . . . .       OppenheimerFunds, Inc.
  Mid Cap Growth . . . . . .                                      Janus Capital Corporation
  Real Estate Equity . . . .                                      Independence Investment Associates, Inc.
  Small/Mid Cap CORE . . . .                                      Goldman Sachs Asset Management
  Small/Mid Cap Growth. . .                                       Wellington Management Company, LLP
  Small Cap Value . . . . .                                       INVESCO Management & Research, Inc.
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  MFS New Discovery. . . .                                        MFS Investment Management(R)
  Global Balanced . . . . .                                       Brinson Partners, Inc.
  Templeton International Securities. . . . . . . . . . . .       Templeton Investment Counsel, Inc.
  International Equity Index . . . . . . . . . . . . . . . .      Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .     Rowe Price-Fleming International, Inc.
                                                                  Morgan Stanley Dean Witter Investment
  Emerging Markets Equity .  . . . . . . . . . . . . . . . .       Management, Inc.
  Short-Term Bond . . . . .                                       Independence Investment Associates, Inc.
  Bond Index . . . . . . . .                                      Mellon Bond Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  Global Bond . . . . . . .  . . . . . . . . . . . . . . . .      J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . .                                       Wellington Management Company, LLP
  Money Market. . . . . . .                                       John Hancock Life Insurance Company
  Brandes International Equity. . . . . . . . . . . . . . .       Brandes Investment Partners, L.P.
  Turner Core Growth. . . .                                       Turner Investment Partners, Inc.
  Frontier Capital Appreciation. . . . . . . . . . . . . . .      Frontier Capital Management Company, LLC
  Clifton Enhanced U.S. Equity. . . . . . . . . . . . . . .       The Clifton Group
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the MFS Variable Insurance Trust, and the M Fund, Inc. (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds".
  In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

                   Express Delivery               U.S. Mail
                   ----------------               ---------
                  529 Main Street (X-4)          P.O. Box 111
                 Charlestown, MA 02129         Boston, MA 02117

                             Phone: 1-800-521-1234

                              Fax: 1-617-572-6956

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 21.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 28.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 42.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 90.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                             * * * * * * * * * * * *

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can I invest money in the policy?. . . . . .                   5
 .Is there a minimum amount I must invest?. . . .                    6
 .How will the value of my investment in the policy change           8
over time?. . . . . . . . . . . . . . . . . . . .
 .What charges will JHVLICO deduct from my investment in             8
the policy?. . . . . . . . . . . . . . . . . . .
 .What charges will the Trusts deduct from my investment in         10
the policy?. . . . . . . . . . . . . . . . . . .
 .What other charges could JHVLICO impose in the future?            12
 .How can I change my policy's investment allocations?              12
 .How can I access my investment in the policy?. .                  13
 .How much will JHVLICO pay when the insured person dies?           14
 .What optional rider benefits can I choose?. . .                   16
 .How can I change my policy's insurance coverage?                  16
 .Can I cancel my policy after it's issued?. . . .                  17
 .Can I choose the form in which JHVLICO pays out policy            17
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?. . . . . .                   18
 .How will my policy be treated for income tax purposes?            18
 .How do I communicate with JHVLICO?. . . . . . .                   19

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $50.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 35. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company, or

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed death benefit feature is not in effect, the entire policy can lapse. In either case, if the
           ---
policy's surrender value is not sufficient to pay the charges on a quarterly processing date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan. (The "quarterly processing dates" are every third monthly deduction date. The term "monthly deduction date" is defined on page 31 under "Procedures for issuance of a policy".)

Guaranteed death benefit feature

   This feature guarantees that your Basic Sum Insured will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each quarterly processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The annual Guaranteed Death Benefit Premium (or "GDB Premium) is defined in the policy and one-twelfth of that amount is "due" on each monthly deduction date. If the Guaranteed Death Benefit test is not satisfied on any quarterly processing date, the guaranteed death benefit feature will not be "in effect" on that quarterly processing date.

  No GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the insured person dies?" on page 14).

  The guaranteed death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How much will
     ---
JHVLICO pay when the insured person dies?" on page 14).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 31.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the asset-based risk charge described on page 9. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 13.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 1.60% of each premium. We guarantee that this charge will never exceed 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.0% of each premium. We guarantee that this charge will never exceed 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  current charge is a percentage of a certain portion of the premium you pay. The percentage is 7% in policy years 1 through 10. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in 1999, no termination of this charge has yet occurred. In no event will this charge exceed 3% after the 10th policy year. The portion of each year's premium that is currently subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently impose no sales charge on premiums in excess of the Target Premium. However, we reserve the right to impose a charge of up to 3% of such excess premiums paid in any policy year.

 . Optional enhanced cash value rider charge - A charge to cover the cost of
 -------------------------------------------
  this rider, if elected, equal to 1% of premium paid in the first policy year that does not exceed the Target Premium.

Deductions from account value

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $15 (currently $10). We currently intend to stop making this charge after the 10th policy year, but this is not guaranteed.

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense
 -------------------------
  risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .0501% for policy years 1 - 10, .0292% for policy years 11
  - 20, and .0125% thereafter. These percentages equate to effective annual rates of .60%, .35% and .15%, respectively. The reductions after 10 and 20 years have not occurred yet under any policy, since no policy has yet been outstanding for 10 years. We guarantee that this charge will never exceed .0753% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .90%. This charge does not apply to the fixed investment option.

 . Optional benefits charge - Monthly charges for any optional insurance
 --------------------------
  benefits added to the policy by means of a rider (other than the enhanced cash value rider). We currently do not offer any rider for which such a charge is made, but we may offer such riders in the future.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUSTS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed . . . . . . . . . . . . . . . .     0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Equity Index  . . . . . . . . . . . . .     0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value . . . . . . . . . . . .     0.74%           N/A              0.10%         0.84%           0.11%
Large Cap Growth  . . . . . . . . . . .     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth . . . . . .     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value . . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth  . . . . . . . . . . . .     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth  . . . . . .     0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity  . . . . . . . . . .     0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE  . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth  . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth  . . . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * . . . . . . . . . . .     0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index  . . . . . .     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities . . . . . .     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity . . . . . . . .     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond . . . . . . . . . . . .     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index  . . . . . . . . . . . . . .     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * . . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Global Bond . . . . . . . . . . . . . .     0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond . . . . . . . . . . . .     0.65%           N/A              0.10%         0.75%           0.39%
Money Market  . . . . . . . . . . . . .     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value  . . . . . . . . . . . .     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth . . . . . . . . . .     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund(R)  . . . . . .     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE
 3):
Templeton International Securities  . .     0.69%          0.25%             0.19%         1.13%           0.19%

MFS VARIABLE INSURANCE TRUST
    (NOTE 4):
MFS New Discovery . . . . . . . . . . .     0.90%           N/A              0.17%         1.07%           1.59%


M FUND, INC. (NOTE 5):
Brandes International Equity  . . . . .     0.96%           N/A              0.25%         1.21%           0.97%
Turner Core Growth  . . . . . . . . . .     0.45%           N/A              0.25%         0.70%           0.95%
Frontier Capital Appreciation . . . . .     0.90%           N/A              0.25%         1.15%           0.57%
Clifton Enhanced U.S. Equity**. . . . .     0.55%           N/A              0.25%         0.80%           1.08%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999.
     Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

    * Global Balanced was formerly "International Balanced" and Active Bond
    was formerly "Sovereign    Bond".

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be:
    Management

    Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent.
     Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

  (5) M Fund, Inc. funds' percentages reflect the investment management fees currently payable and other fund expenses allocated in 1999. M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of that fund's average daily net assets.

    ** Clifton Enhanced U.S. Equity  was formerly "Enhanced U.S. Equity".


 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

 We reserve the right to impose limits on:

 . the minimum amount of each transfer out of the fixed investment option;

 . the maximum amount of any transfer into the fixed investment option after the second policy year; and

 . the number and frequency of transfers out of the variable investment options.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000 or the policy's Basic Sum Insured to fall below $20,000. Because it reduces the account value, any partial withdrawal will reduce your death benefit under either Option A or Option B (see "How much will JHVLICO pay when the insured person dies?" on page 14). Under Option A, such a partial withdrawal may also reduce the Total Sum Insured. This will happen only if the minimum insurance amount under Option A is equal to or less than the Total Sum Insured. Any such reduction in the Total Sum Insured will be implemented by first reducing any Additional Sum Insured then in effect. The Basic Sum Insured will be reduced only after the Additional Sum Insured has been reduced to zero. If such a reduction in Total Sum Insured would cause the policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

     . We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and .25% thereafter.

     . We then subtract the third item above from the second item above.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 31.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death, or
       (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 35). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

  On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

 WHAT OPTIONAL RIDER BENEFITS CAN I CHOOSE?

Optional enhanced cash value rider

  If you surrender the policy at any time during the first 5 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 5 policy years and the rider is in effect, we will increase the policy's account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described on page 9. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

Other riders

  We currently offer no other optional riders, but we may do so in the future.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  You may request an increase in the Additional Sum Insured at any time. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 33.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

     . the remaining Basic Sum Insured will be at least $20,000,

     . the remaining Total Sum Insured will be at least $100,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 33.

Change of death benefit option

  As of any policy anniversary, you may change your coverage from death benefit Option A to Option B or vice-versa, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Tax consequences

  Please read "Tax considerations" starting on page 35 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     .  JHVLICO at one of the addresses shown on page 2, or

     .  the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 34. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 35.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day.

Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-6956. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.79%, 5.16% and 11.12%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 45 year old male select underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .13%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  5,931       $100,000  $100,000  $100,000  $ 4,917  $ 5,215   $  5,514
   2            12,159        100,000   100,000   100,000    9,661   10,559     11,494
   3            18,699        100,000   100,000   100,000   14,315   16,121     18,076
   4            25,565        100,000   100,000   100,000   18,893   21,926     25,340
   5            32,775        100,000   100,000   100,000   19,949   24,330     29,495
   6            40,345        100,000   100,000   100,000   19,380   25,141     32,292
   7            48,294        100,000   100,000   100,000   18,794   25,968     35,368
   8            50,709        100,000   100,000   100,000   18,188   26,810     38,752
   9            53,244        100,000   100,000   100,000   17,583   27,687     42,496
  10            55,906        100,000   100,000   100,000   16,979   28,602     46,639
  11            58,702        100,000   100,000   100,000   16,512   29,731     51,465
  12            61,637        100,000   100,000   100,000   16,011   30,888     56,805
  13            64,718        100,000   100,000   100,000   15,468   32,064     62,716
  14            67,954        100,000   100,000   100,000   14,884   33,266     69,271
  15            71,352        100,000   100,000   100,000   14,258   34,496     76,548
  16            74,920        100,000   100,000   108,305   13,596   35,760     84,613
  17            78,666        100,000   100,000   117,834   12,869   37,040     93,519
  18            82,599        100,000   100,000   128,157   12,071   38,337    103,353
  19            86,729        100,000   100,000   139,339   11,194   39,647    114,212
  20            91,065        100,000   100,000   151,445   10,227   40,967    126,204
  25            95,619        100,000   100,000   241,329    4,067   48,392    209,851
  30           100,400             **   100,000   366,696       **   56,585    349,234
  35           105,420             **   100,000   611,860       **   65,509    582,724



---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premiums equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING MAXIMUM CHARGES


                                    Death Benefits              Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  5,931       $100,000  $100,000  $100,000  $ 4,357  $ 4,636   $  4,916
   2            12,159        100,000   100,000   100,000    8,627    9,455     10,319
   3            18,699        100,000   100,000   100,000   12,812   14,467     16,262
   4            25,565        100,000   100,000   100,000   16,913   19,683     22,807
   5            32,775        100,000   100,000   100,000   17,508   21,486     26,186
   6            40,345        100,000   100,000   100,000   16,483   21,668     28,130
   7            48,294        100,000   100,000   100,000   15,419   21,812     30,240
   8            50,709        100,000   100,000   100,000   14,309   21,910     32,534
   9            53,244        100,000   100,000   100,000   13,144   21,952     35,026
  10            55,906        100,000   100,000   100,000   11,914   21,928     37,737
  11            58,702        100,000   100,000   100,000   10,612   21,829     40,693
  12            61,637        100,000   100,000   100,000    9,229   21,645     43,920
  13            64,718        100,000   100,000   100,000    7,759   21,366     47,455
  14            67,954        100,000   100,000   100,000    6,192   20,982     51,338
  15            71,352        100,000   100,000   100,000    4,517   20,479     55,613
  16            74,920        100,000   100,000   100,000    2,719   19,838     60,332
  17            78,666        100,000   100,000   100,000      776   19,036     65,555
  18            82,599             **   100,000   100,000       **   18,044     71,352
  19            86,729             **   100,000   100,000       **   16,827     77,809
  20            91,065             **   100,000   102,016       **   15,348     85,014
  25            95,619             **   100,000   152,677       **    2,362    132,763
  30           100,400             **        **   218,698       **       **    208,284
  35           105,420             **        **   345,899       **       **    329,428



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premiums equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  5,931       $104,918  $105,216  $105,515  $ 4,918  $ 5,216   $  5,515
   2            12,159        109,652   110,549   111,483    9,652   10,549     11,483
   3            18,699        114,287   116,089   118,040   14,287   16,089     18,040
   4            25,565        118,837   121,858   125,260   18,837   21,858     25,260
   5            32,775        123,311   127,876   133,222   23,311   27,876     33,222
   6            40,345        127,694   134,138   141,987   27,694   34,138     41,987
   7            48,294        131,988   140,653   151,638   31,988   40,653     51,638
   8            50,709        131,155   142,093   156,623   31,155   42,093     56,623
   9            53,244        130,325   143,590   162,124   30,325   43,590     62,124
  10            55,906        129,500   145,149   168,193   29,500   45,149     68,193
  11            58,702        128,841   146,981   175,174   28,841   46,981     75,174
  12            61,637        128,145   148,857   182,859   28,145   48,857     82,859
  13            64,718        127,402   150,765   191,311   27,402   50,765     91,311
  14            67,954        126,614   152,711   200,616   26,614   52,711    100,616
  15            71,352        125,783   154,696   210,865   25,783   54,696    110,865
  16            74,920        124,913   156,728   222,166   24,913   56,728    122,166
  17            78,666        123,975   158,776   234,598   23,975   58,776    134,598
  18            82,599        122,963   160,836   248,277   22,963   60,836    148,277
  19            86,729        121,869   162,900   263,329   21,869   62,900    163,329
  20            91,065        120,684   164,956   279,888   20,684   64,956    179,888
  25            95,619        113,625   175,935   394,643   13,625   75,935    294,643
  30           100,400        103,484   186,072   583,332    3,484   86,072    483,332
  35           105,420             **   192,646   893,595       **   92,646    793,595



---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premiums equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING MAXIMUM CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  5,931       $104,336  $104,614  $104,892  $ 4,336  $ 4,614   $  4,892
   2            12,159        108,562   109,384   110,240    8,562    9,384     10,240
   3            18,699        112,678   114,314   116,087   12,678   14,314     16,087
   4            25,565        116,683   119,409   122,482   16,683   19,409     22,482
   5            32,775        120,573   124,670   129,473   20,573   24,670     29,473
   6            40,345        124,348   130,102   137,120   24,348   30,102     37,120
   7            48,294        128,001   135,702   145,478   28,001   35,702     45,478
   8            50,709        126,562   136,207   149,050   26,562   36,207     49,050
   9            53,244        125,072   136,656   152,905   25,072   36,656     52,905
  10            55,906        123,523   137,037   157,060   23,523   37,037     57,060
  11            58,702        121,909   137,340   161,538   21,909   37,340     61,538
  12            61,637        120,223   137,554   166,365   20,223   37,554     66,365
  13            64,718        118,463   137,671   171,570   18,463   37,671     71,570
  14            67,954        116,622   137,679   177,185   16,622   37,679     77,185
  15            71,352        114,694   137,565   183,243   14,694   37,565     83,243
  16            74,920        112,667   137,311   189,774   12,667   37,311     89,774
  17            78,666        110,528   136,896   196,811   10,528   36,896     96,811
  18            82,599        108,258   136,291   204,382    8,258   36,291    104,382
  19            86,729        105,839   135,467   212,520    5,839   35,467    112,520
  20            91,065        103,251   134,391   221,259    3,251   34,391    121,259
  25            95,619             **   124,163   275,551       **   24,163    175,551
  30           100,400             **   101,521   351,940       **    1,521    251,940
  35           105,420             **        **   456,039       **       **    356,039



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premiums equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING CURRENT CHARGES


                                    Death Benefit                Surrender Value
                             ----------------------------  ---------------------------
                                Assuming hypothetical         Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  ---------------------------
 Year    5% annual interest     0%        6%       12%       0%        6%        12%
------   ------------------  --------  --------  --------  -------  --------  ----------
   1          $  5,931       $100,000  $100,000  $100,000  $ 4,917  $  5,215   $  5,514
   2            12,159        100,000   100,000   100,000    9,661    10,559     11,494
   3            18,699        100,000   100,000   100,000   14,315    16,121     18,076
   4            25,565        100,000   100,000   100,000   18,893    21,926     25,340
   5            32,775        100,000   100,000   100,000   23,406    27,995     33,368
   6            40,345        100,000   100,000   101,386   27,844    34,330     42,230
   7            48,294        100,000   100,000   121,195   32,210    40,948     51,977
   8            50,709        100,000   100,000   129,286   31,455    42,513     57,070
   9            53,244        100,000   100,000   138,015   30,704    44,148     62,680
  10            55,906        100,000   100,000   147,445   29,957    45,859     68,861
  11            58,702        100,000   100,000   158,236   29,385    47,873     75,962
  12            61,637        100,000   101,300   169,845   28,786    49,963     83,771
  13            64,718        100,000   102,905   182,314   28,152    52,125     92,348
  14            67,954        100,000   104,544   195,715   27,485    54,365    101,776
  15            71,352        100,000   106,233   210,147   26,784    56,688    112,138
  16            74,920        100,000   107,970   225,690   26,052    59,100    123,537
  17            78,666        100,000   109,745   242,402   25,266    61,592    136,043
  18            82,599        100,000   111,565   260,388   24,419    64,166    149,760
  19            86,729        100,000   113,438   279,765   23,506    66,823    164,800
  20            91,065        100,000   115,363   300,637   22,515    69,563    181,281
  25            95,619        100,000   127,383   437,317   16,549    85,607    293,896
  30           100,400        100,000   141,987   642,158    7,400   104,819    474,057
  35           105,420             **   160,214   954,553       **   127,559    759,994



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premiums equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
    45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING MAXIMUM CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  5,931       $100,000  $100,000  $100,000  $ 4,357  $ 4,636   $  4,916
   2            12,159        100,000   100,000   100,000    8,627    9,455     10,319
   3            18,699        100,000   100,000   100,000   12,812   14,467     16,262
   4            25,565        100,000   100,000   100,000   16,913   19,683     22,807
   5            32,775        100,000   100,000   100,000   20,932   25,115     30,020
   6            40,345        100,000   100,000   100,000   24,871   30,774     37,980
   7            48,294        100,000   100,000   108,919   28,728   36,673     46,712
   8            50,709        100,000   100,000   114,871   27,498   37,522     50,707
   9            53,244        100,000   100,000   121,183   26,226   38,365     55,035
  10            55,906        100,000   100,000   127,875   24,900   39,197     59,721
  11            58,702        100,000   100,000   134,968   23,514   40,017     64,792
  12            61,637        100,000   100,000   142,485   22,061   40,818     70,276
  13            64,718        100,000   100,000   150,449   20,535   41,600     76,208
  14            67,954        100,000   100,000   158,881   18,926   42,359     82,621
  15            71,352        100,000   100,000   167,826   17,225   43,091     89,555
  16            74,920        100,000   100,000   177,289   15,416   43,788     97,044
  17            78,666        100,000   100,000   187,314   13,483   44,440    105,126
  18            82,599        100,000   100,000   197,931   11,401   45,036    113,839
  19            86,729        100,000   100,000   209,175    9,144   45,563    123,218
  20            91,065        100,000   100,000   221,073    6,681   46,004    133,305
  25            95,619             **   100,000   291,870       **   46,384    196,149
  30           100,400             **   100,000   385,840       **   40,835    284,837
  35           105,420             **   100,000   510,372       **   18,810    406,347



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premiums equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 20.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO ......................                      29
How we support the policy and investment options                   29
Procedures for issuance of a policy.........                       30
Basic Sum Insured vs. Additional Sum Insured                       31
Commencement of investment performance......                       31
How we process certain policy transactions..                       32
Effects of policy loans.....................                       33
Additional information about how certain policy charges            33
work........................................
How we market the policies..................                       34
Tax considerations..........................                       35
Reports that you will receive...............                       37
Voting privileges that you will have........                       37
Changes that JHVLICO can make as to your policy                    38
Adjustments we make to death benefits.......                       38
When we pay policy proceeds.................                       38
Other details about exercising rights and paying benefits          39
Legal matters...............................                       39
Registration statement filed with the SEC...                       39
Accounting and actuarial experts............                       40
Financial statements of JHVLICO and the Account                    40
List of Directors and Executive Officers of JHVLICO                41

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $100,000 and a minimum Basic Sum Insured at issue of $20,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" on page 31).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 35).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured decreases.

 . Reinstatements of lapsed policies.

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Additional Sum Insured increases.

 . Change of death benefit Option from A to B.

  A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The premium sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 34.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $8,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $4,000. However, delaying the payment of

Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 35.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is the sum of the following:

 . 15% of the Target Premium paid in the first policy year, 10% of the Target Premium paid in the second through fifth policy years, and 3% of the Target Premium paid in each policy year thereafter;

 . 3% of any premium paid in any policy year in excess of the Target
  Premium; and

 . .15% of that portion of account value allocated to the variable investment options in any policy year.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Deborah A. Poppel, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President, Chief Operations
                               Officer and Chief Executive Officer-Elect, John
                               Hancock Life Insurance Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith. . .          Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli.          Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                        1999                   1998
                                                                        ---------              ---------
                                                                       (IN MILLIONS)

INCOME
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .                          $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .                   136.0          122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .          605.4                   618.1
 ---------                                                                           --------
                                                                             1,692.2                  2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .     349.9                        301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .     888.8                        1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .     314.4                        274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .      20.5                    28.1
                                                               ----------            --------
                                                               1,573.6                 1,963.9
   ----------
 Gain from operations before federal income
 taxes and net realized capital losses                           118.6                        49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .      42.9                    33.1
                                                               ----------            --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES          75.7                    16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .     (1.7)                   (0.6)
                                                               ----------            --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .      74.0                    15.6

Unassigned deficit at beginning of year  . . . . . . . . . .    (49.2)                  (58.3)
Net unrealized capital losses and other adjustments--Note 4      (3.8)                   (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .   (198.9)                   (0.5)
                                                               ----------            --------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .         $(177.9)                 $ (49.2)
                                                               ==========            ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------

                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:




                        --------------   --------------     ---------------    ---------
                         (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                        --------         -----              ------             --------

Total bonds . . . . .
                        ========         =====              ======             ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                        --------         -----              ------             --------

Total bonds . . . . .                                              15.1
                        ========         =====              ======             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                          (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .          $  58.5     58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
   ------


                                $433.1                                $433.1
   ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                             1999                               1998

                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                        (IN MILLIONS)


Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
     --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,

                                        1999          1998
      ---------------                                 ---------------------

                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

                                              (IN MILLIONS)


ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

   We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         21,617       12,536           419        208,513
 M Fund Inc.  . . . .             --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets  . . . .    115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         20,467       12,194            75        208,172
 M Fund Inc.  . . . .             --           --            --             --
Asset charges payable          9,166        2,723         2,779          2,698
                        ------------  -----------   -----------    -----------
Total liabilities . .         29,633       14,917         2,854        210,870
                        ------------  -----------   -----------    -----------
Net assets  . . . . .   $115,521,551  $38,321,473   $33,198,674    $31,022,828
                        ============  ===========   ===========    ===========




                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .    $      304    $     4,698  $     1,803   $     3,061
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .     4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at value .            --             --           --            --
Receivable from:
 John Hancock Varidable
  Series Trust I . . .            52         27,659       12,738     1,396,082
 M Fund Inc. . . . . .            --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets . . . . .     4,592,213     63,531,973   27,121,459    62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .             9         26,980       12,479     1,395,329
 M Fund Inc. . . . . .            --             --           --            --
Asset charges payable            348          5,377        2,063         3,814
                          ----------    -----------  -----------   -----------
Total liabilities  . .           357         32,357       14,542     1,399,143
                          ----------    -----------  -----------   -----------
Net assets . . . . . .    $4,591,856    $63,499,616  $27,106,917   $61,006,769
                          ==========    ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                          MID CAP     SMALL/MID CAP   REAL ESTATE      GROWTH&
                           VALUE          GROWTH         EQUITY         INCOME
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  --------------  ------------   ------------
ASSETS
Cash  . . . . . . . .   $      1,422  $          701  $        611   $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value              --              --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         38,609         580,155            88        330,982
 M Fund Inc.  . . . .             --              --            --             --
                        ------------  --------------  ------------   ------------
Total assets  . . . .     19,178,564      10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         38,404         580,049            --        328,424
 M Fund Inc.  . . . .             --              --            --             --
Asset charges payable          1,627             807           699         20,434
                        ------------  --------------  ------------   ------------
Total liabilities . .         40,031         580,856           699        348,858
                        ------------  --------------  ------------   ------------
Net assets  . . . . .   $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                        ============  ==============  ============   ============




                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                          MANAGED        BOND         VALUE      OPPORTUNITIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   ----------    -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $     13,307  $       731  $     1,430    $     2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         34,311          215      189,514          1,308
 M Fund Inc.  . . . .             --           --           --             --
                        ------------  -----------  -----------    -----------
Total assets  . . . .    125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         32,402          114      189,306            955
 M Fund Inc.  . . . .             --           --           --             --
Asset charges payable         15,216          832        1,639          2,808
                        ------------  -----------  -----------    -----------
Total liabilities . .         47,618          946      190,945          3,763
                        ------------  -----------  -----------    -----------
Net assets  . . . . .   $125,710,809  $11,728,988  $18,783,396    $31,535,049
                        ============  ===========  ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .   $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .    149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I . . .        126,680     766,077          222            271
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .        125,115     765,972           --            122
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable          12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities  . .        137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========




                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
                            ---------------------------------------------------
ASSETS
Cash  . . . . . . . . . .   $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . . .            --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .    16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I  . . . .           771           63          254          24
 M Fund Inc.  . . . . . .            --           --           --          --
                            -----------   ----------   ----------    --------
Total assets  . . . . . .    16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company            620           --          204          13
 M Fund Inc.  . . . . . .            --           --           --          --
Asset charges payable . .         1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities . . . .         1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets  . . . . . . .   $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                       SMALL/ MID
                                                        CAP CORE       HIGH
                                              BOND     SUBACCOUNT     YIELD
                                             INDEX     ----------      BOND
                                           SUBACCOUNT               SUBACCOUNT
                                           ----------              ------------
                                           ------------------------------------
ASSETS
Cash . . . . . . . . . . . . . . . . . .   $      374   $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value . . . . . . . . . . . . . . . . .    5,126,051    616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value . . . . . . . . . .           --         --            --
Receivable from:
 John Hancock Variable Series Trust I  .           87          7       906,251
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
                                           ----------   --------    ----------
Total assets . . . . . . . . . . . . . .    5,126,512    616,876     5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company. . . . . . . . . . . . . . . .           20         --       906,193
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
Asset charges payable  . . . . . . . . .          441         63           368
                                           ----------   --------    ----------
Total liabilities  . . . . . . . . . . .          461         63       906,561
                                           ----------   --------    ----------
Net assets . . . . . . . . . . . . . . .   $5,126,051   $616,813    $4,273,214
                                           ==========   ========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                        --------------------------------------  -----------------------------------
                           1999          1998         1997         1999          1998         1997
                        ------------  -----------  -----------  ------------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc.  . . . .            --            --           --           --           --          --
                        -----------   -----------  -----------  -----------   ----------    --------
Total investment
 income . . . . . . .    17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense
  risks . . . . . . .       324,595       168,652       91,256      126,407       93,556      39,184
                        -----------   -----------  -----------  -----------   ----------    --------
Net investment income    17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                        -----------   -----------  -----------  -----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                        -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                        ===========   ===========  ===========  ===========   ==========    ========





                         INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   ----------------------------------
                           1999         1998          1997          1999         1998         1997
                        -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc.  . . . .           --           --            --             --          --          --
                        ----------   ----------   -----------    -----------  ----------    --------
Total investment
 income . . . . . . .      936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks . . . . . . .       81,058       45,651        33,893         60,221      22,593       6,547
                        ----------   ----------   -----------    -----------  ----------    --------
Net investment income
 (loss) . . . . . . .      855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                        ----------   ----------   -----------    -----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                        ----------   ----------   -----------    -----------  ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                        ==========   ==========   ===========    ===========  ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                        INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ---------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc.  . . . .           --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income . . . . . . .      372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks . . . . . . .       13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss) . . . . . . .      358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments    (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========





                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc.  . . . .            --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income . . . . . . .     1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks . . . . . . .        88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income     1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments   (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   ----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income . . . . . . . . . . . .      110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks. . . . . . . . . .       68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income . . . . . . . . . . . . .       41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .     (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .      897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========





                          REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        ----------------------------------   -------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc.  . . . .          --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income . . . . . . .     544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks . . . . . . .      29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment income     515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period .      80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  ------------------------------------
                           1999          1998        1997        1999         1998          1997
                        ------------  ----------  ----------  -----------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc.  . . . .            --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment
 income . . . . . . .    11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense
  risks . . . . . . .       495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income    10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========





                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ---------------------------------
                          1999        1998        1997        1999        1998        1997
                        ----------  ----------  ---------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
 M Fund Inc.  . . . .          --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income . . . . . . .     409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks . . . . . . .      64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment income     344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the period .     325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on investments   (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  --------------------------------
                           1999         1998        1997        1999         1998       1997
                        -----------  ----------  ----------  ------------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc.  . . . .            --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income . . . . . . .     5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks . . . . . . .       335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment income     5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments   12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========





                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  ------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc.  . . . .           --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income . . . . . . .    1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks . . . . . . .       33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment income    1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments: . . . .
 Net realized gains .    1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on investments   2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ---------------------------------   --------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc.  . . . .           --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income . . . . . . .      487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks . . . . . . .       37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment income      449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .    3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on investments   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======





                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   ------------------   --------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc.  . . . .           --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income . . . . . . .      137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks . . . . . . .        5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment income     132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period .      432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   -------------------   --------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . .   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc. . . . . . . . . . .         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income  . . . .     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks . .      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss) . .     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) . .     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments . . . . .     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from operations  $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)  . . . . .      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period  . .     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders  . . .     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders  . . . .    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets  . . . . . .     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period . . .     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period . . . . . .   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========





                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . .   $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains  . . . . . . . . . . .        753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .      6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders . . . . .     53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders . . . . . .    (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets . . . . . . . .     20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period  . . . .     12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          --------------------------------------   ---------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . .   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains . . . . . . . . . .        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period  . .      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders  . . .     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders  . . . .    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . . .     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets  . . . . . .     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period . . .     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period . . . . . .   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============





                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        ----------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains . . . . . . . . .        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period  .     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders  . .     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders  . . .    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period . .     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period . . . . .   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses) . . . . . . .       (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations  . . . . . . . . . . . . . . .        939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders . . . . .     32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders . . . . . .    (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets  . .      3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period  . . . .     15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========





                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          ----------------------------------------   -------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  ---------------
Increase in net assets from operations:
 Net investment income  . . . . . . . .   $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)  . . . . .       (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the period  . .         80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from
 operations . . . . . . . . . . . . . .       (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders  . . .     22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders  . . . .    (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .      4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets  . . . . . .      4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period . . .      4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period . . . . . .   $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            ----------------------------------------   -----------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses)  . . . . . .      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period  . . .     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders  . . . .    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders  . . . . .    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets . .     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period . . . .     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period . . . . . . .   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========





                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses) . . . . . . .       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders . . . . .     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders . . . . . .    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets . . . . . . . .      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period  . . . .     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period  . . . . . . .   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                       EQUITY INDEX SUBACCOUNT
                        -----------------------------------------------------
                                  1999                 1998          1997
                        -------------------------  -------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $              5,503,450   $  1,211,729   $   378,697
 Net realized gains
  (losses). . . . . .                  7,681,081        691,270       901,978
 Net unrealized
  appreciation
  (depreciation)
  during the period .                  4,678,509      6,098,919       392,256
                        ------------------------   ------------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                 17,863,040      8,001,918     1,672,931
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                225,994,914     60,690,933    23,412,687
 Net benefits to
  policyholders . . .               (147,909,470)   (31,166,123)   (9,622,006)
                        ------------------------   ------------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                 78,085,444     29,524,810    13,790,681
                        ------------------------   ------------   -----------
Net increase in net
 assets . . . . . . .                 95,948,484     37,526,728    15,463,612
Net assets at
 beginning of period                  53,964,647     16,437,919       974,307
                        ------------------------   ------------   -----------
Net assets at end of
 period . . . . . . .   $            149,913,131   $ 53,964,647   $16,437,919
                        ========================   ============   ===========
                                      GLOBAL BOND SUBACCOUNT
                        --------------------------------------------------
                                 1999                1998           1997
                        ------------------------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $               424,767   $   283,651    $   71,030
 Net realized gains                    (204,675)       81,659         8,335
  (losses). . . . . .
 Net unrealized
  appreciation                         (433,526)       43,608       (11,727)
  (depreciation)        -----------------------   -----------    ----------
  during the period .
Net increase                           (213,434)      408,918        67,638
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                   11,387,398     9,258,713     1,828,179
  policyholders . . .
 Net benefits to
  policyholders . . .               (10,615,019)   (3,008,341)     (534,164)
                        -----------------------   -----------    ----------
Net increase in net
 assets resulting from                  772,379     6,250,372     1,294,015
 policyholder           -----------------------   -----------    ----------
 transactions . . . .
Net increase in net                     558,945     6,659,290     1,361,653
 assets . . . . . . .
Net assets at
 beginning of period                  8,279,571     1,620,281       258,628
                        -----------------------   -----------    ----------
Net assets at end of
 period . . . . . . .   $             8,838,516   $ 8,279,571    $1,620,281
                        =======================   ===========    ==========




                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . .   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains . . . . . . . . . . . . .     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . .     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders  . . . . . . .    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets  . . . . . . . . .    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period . . . . . .     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period . . . . . . . . .   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                           FRONTIER CAPITAL APPRECIATION
                                                     SUBACCOUNT
                        --------------------------------------------------------------------
                                          1999                        1998          1997
                        -----------------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                                449,994   $     9,897   $   118,150
 Net realized gains
  (losses). . . . . .                                    624,068      (445,752)      614,358
 Net unrealized
  appreciation
  (depreciation)
  during the period .                                  3,431,408       432,064      (368,570)
                        ----------------------------------------   -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                                  4,505,470        (3,791)      363,938
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                                 25,135,447    13,982,031    10,030,418
 Net benefits to
  policyholders . . .                                (22,331,613)   (9,695,520)   (5,969,436)
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                                  2,803,834     4,286,511     4,060,982
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets . . . . . . .                                  7,309,304     4,282,720     4,424,920
Net assets at
 beginning of period                                   9,675,718     5,392,998       968,078
                        ----------------------------------------   -----------   -----------
Net assets at end of
 period . . . . . . .   $                             16,985,022   $ 9,675,718   $ 5,392,998
                        ========================================   ===========   ===========
                                              ENHANCED U.S.
                                            EQUITY SUBACCOUNT
                        ---------------------------------------------------------
                                     1999                    1998          1997*
                        --------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                       518,137   $    68,233    $  14,857
 Net realized gains                             264,436        87,723        4,177
  (losses). . . . . .
 Net unrealized
  appreciation                                  151,562        89,677        6,844
  (depreciation)        -------------------------------   -----------    ---------
  during the period .
Net increase                                    934,135       245,633       25,878
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                            6,480,741     3,031,309      475,503
  policyholders . . .
 Net benefits to
  policyholders . . .                        (3,151,279)   (1,299,530)      (4,176)
                        -------------------------------   -----------    ---------
Net increase in net
 assets resulting from                        3,329,462     1,731,779      471,327
 policyholder           -------------------------------   -----------    ---------
 transactions . . . .
Net increase in net                           4,263,597     1,977,412      497,205
 assets . . . . . . .
Net assets at
 beginning of period                          2,474,617       497,205            0
                        -------------------------------   -----------    ---------
Net assets at end of
 period . . . . . . .   $                     6,738,214   $ 2,474,617    $ 497,205
                        ===============================   ===========    =========





                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               --------------------------   -------------------------   ------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . .   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses) . . . . . . . .        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . .        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders . . . . . .     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders . . . . . . .    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . .      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . .      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period  . . . . .        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . .   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                           SMALL/MID CAP CORE                  HIGH YIELD BOND
                               SUBACCOUNT                         SUBACCOUNT
                        ------------------------   ----------------------------------------
                           1999         1998**                1999                 1998**
                        ------------  -----------  ---------------------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    52,711   $     (535)  $                  340,435    $    86,759
 Net realized gains
  (losses). . . . . .        65,733      (25,196)                      42,365         64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .       (10,735)      18,718                     (139,659)       149,416
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       107,709       (7,013)                     243,141        300,999
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     5,817,483    1,089,030                   19,870,990      6,683,673
 Net benefits to
  policyholders . . .    (5,611,532)    (778,864)                 (20,368,501)    (2,457,088)
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .       205,951      310,166                     (497,511)     4,226,585
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets . . . . . . .       313,660      303,153                     (254,370)     4,527,584
Net assets at
 beginning of period        303,153            0                    4,527,584              0
                        -----------   ----------   --------------------------    -----------
Net assets at end of
 period . . . . . . .   $   616,813   $  303,153   $                4,273,214    $ 4,527,584
                        ===========   ==========   ==========================    ===========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


             PORTFOLIO          SHARES OWNED      COST          VALUE
             ---------          ------------  ------------  --------------
Large Cap Growth  . . . . . .     4,226,550   $108,181,136   $115,521,551
Sovereign Bond  . . . . . . .     4,200,440     40,512,273     38,321,473
International Equity Index  .     1,689,937     29,224,059     33,198,674
Small Cap Growth  . . . . . .     1,622,919     25,907,535     31,022,828
International Balanced  . . .       428,930      4,680,715      4,591,856
Mid Cap Growth  . . . . . . .     2,172,468     46,744,046     63,499,616
Large Cap Value . . . . . . .     2,009,306     28,839,671     27,106,917
Money Market  . . . . . . . .     6,100,677     61,006,768     61,006,769
Mid Cap Value . . . . . . . .     1,497,913     18,236,811     19,138,533
Small/Mid Cap Growth  . . . .       707,222     10,888,164      9,925,831
Real Estate Equity  . . . . .       805,182      9,643,804      9,238,646
Growth & Income . . . . . . .    10,470,370    207,387,033    209,525,899
Managed . . . . . . . . . . .     8,137,552    130,087,567    125,710,809
Short-Term Bond . . . . . . .     1,206,452     11,963,663     11,728,988
Small Cap Value . . . . . . .     1,720,546     18,985,985     18,783,396
International Opportunities .     2,078,452     26,831,679     31,535,049
Equity Index  . . . . . . . .     7,327,855    138,687,664    149,913,131
Global Bond . . . . . . . . .       900,154      9,240,752      8,838,516
Turner Core Growth  . . . . .       988,705     20,433,059     22,671,005
Brandes International Equity      1,122,129     13,875,593     17,415,296
Frontier Capital Appreciation       804,225     13,485,020     16,985,022
Enhanced U.S. Equity  . . . .       321,327      6,490,133      6,738,214
Emerging Markets Equity . . .       303,646      3,288,843      3,723,380
Global Equity . . . . . . . .        68,965        784,773        836,878
Bond Index  . . . . . . . . .       550,115      5,214,459      5,126,051
Small/Mid Cap CORE  . . . . .        62,841        608,830        616,813
High Yield Bond . . . . . . .       475,514      4,263,457      4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  --------------
Large Cap Growth  . . . . . . . . .   $ 62,265,535   $ 14,711,539
Sovereign Bond  . . . . . . . . . .     38,288,617     29,280,010
International Equity Index  . . . .     32,519,440     17,541,313
Small Cap Growth  . . . . . . . . .     27,757,302     12,281,978
International Balanced  . . . . . .      3,415,587      1,768,784
Mid Cap Growth  . . . . . . . . . .     45,338,211     14,783,738
Large Cap Value . . . . . . . . . .     22,257,609     10,304,554
Money Market  . . . . . . . . . . .    304,141,849    329,646,739
Mid Cap Value . . . . . . . . . . .     15,413,952     12,927,617
Small/Mid Cap Growth  . . . . . . .      8,759,614      5,337,363
Real Estate Equity  . . . . . . . .     13,375,520      8,254,469
Growth & Income . . . . . . . . . .    144,949,345     32,223,136
Managed . . . . . . . . . . . . . .    111,633,323     21,803,394
Short-Term Bond . . . . . . . . . .     17,352,671     24,342,768
Small Cap Value . . . . . . . . . .     16,062,747      7,136,780
International Opportunities . . . .     24,767,973     17,918,215
Equity Index  . . . . . . . . . . .    124,086,502     40,497,607
Global Bond . . . . . . . . . . . .     10,322,531      9,125,384
Turner Core Growth  . . . . . . . .     20,980,047      5,874,338
Brandes International Equity  . . .     10,664,333      3,583,615
Frontier Capital Appreciation . . .     13,387,462     10,133,633
Enhanced U.S. Equity  . . . . . . .      5,925,334      2,077,734
Emerging Markets Equity . . . . . .      9,682,573      7,242,444
Global Equity . . . . . . . . . . .      2,167,637      1,624,954
Bond Index  . . . . . . . . . . . .      5,900,997      1,658,038
Small/Mid Cap CORE  . . . . . . . .      3,312,578      3,053,916
High Yield Bond . . . . . . . . . .     11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . . .     432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond  . . . . . . .     226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index  .     205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth  . . . . . .     151,029         21.68        131,551        21.71        42,832          21.76
International Balanced  . . .      21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth  . . . . . . .     202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value . . . . . . .     191,629         16.15        140,376        16.18         4,476          16.21
Money Market  . . . . . . . .     613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value . . . . . . . .     106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth  . . . .      83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity  . . . . .      94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income . . . . . . .     945,411         30.90        579,234        31.00       212,540          31.09
Managed . . . . . . . . . . .     554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond . . . . . . .      94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value . . . . . . .     114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities .     115,902         16.52        159,219        16.55         2,521          16.58
Equity Index  . . . . . . . .     442,683         23.06        565,394        23.10       189,577          23.14
Global Bond . . . . . . . . .      55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth  . . . . .      31,697         28.29         15,337        28.36            --             --
Brandes International Equity       18,319         16.91         33,342        16.94            --             --
Frontier Capital Appreciation      20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity  . . . .       3,102         17.47             --        17.50            --             --
Emerging Markets Equity . . .      31,332         12.77        114,481        12.78         4,803          12.79
Global Equity . . . . . . . .      11,223         12.22         15,873        12.23           777          12.24
Bond Index  . . . . . . . . .      99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE  . . . . .      12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond . . . . . . .      51,021         10.09         40,169        10.10            --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                                            --------------------------------------------------------
Large Cap Growth  . . . . . .     646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond  . . . . . . .      17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index  .      63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth  . . . . . .      90,088         22.04        39,929         22.05        38,804          22.07
International Balanced  . . .      68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth  . . . . . . .     146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value . . . . . . .     151,753         16.42       133,066         16.43       416,273          16.44
Money Market  . . . . . . . .     218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value . . . . . . . .      69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth  . . . .      27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity  . . . . .      58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income . . . . . . .     641,268         30.84       447,326         30.87        16,723          30.91
Managed . . . . . . . . . . .     162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond . . . . . . .      99,163         13.21       351,710         13.22            --             --
Small Cap Value . . . . . . .      32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities .     203,225         16.80       157,727         16.80        74,340          16.81
Equity Index  . . . . . . . .     324,024         23.44        37,253         23.46       533,298          23.47
Global Bond . . . . . . . . .      54,500         12.35         9,809         12.36            --             --
Turner Core Growth  . . . . .       7,772         28.80        12,496         28.83            --             --
Brandes International Equity      104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital Appreciation      74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity  . . . .      13,962         17.68             1         17.68            --             --
Emerging Markets Equity . . .          --            --        24,692         12.87            --             --
Global Equity . . . . . . . .          --            --            --         12.32            --             --
Bond Index  . . . . . . . . .       2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE  . . . . .          --            --            --         10.84            --             --
High Yield Bond . . . . . . .       1,998         10.18           310         10.18        85,180          10.18

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                              ---------------------------------   --------------------------  --------------------------
                                ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO                 SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ----------------  ----------------  ------------  ------------  ------------  --------------
                              --------------------------------------------------------------------------------------------
Large Cap Growth  . . . . .         92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond  . . . . . .         57,389            23.69          765,173        12.44       500,049          11.71
International Equity Index         113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth  . . . . .        193,672            21.70          298,417        21.90       197,401          24.61
International Balanced  . .         52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth  . . . . . .        168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value . . . . . .        269,931            16.17          125,284        16.31       115,052          13.95
Money Market  . . . . . . .        280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value . . . . . . .        412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth  . . .          3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity  . . . .         39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income . . . . . .        828,857            68.13        1,383,220        21.88       552,475          19.13
Managed . . . . . . . . . .      2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond . . . . . .         63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value . . . . . .        473,526            12.32          281,097        12.43        87,362          11.80
International Opportunities        559,454            16.54          227,841        16.68       335,763          15.97
Equity Index  . . . . . . .        477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond . . . . . . . .        146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth  . . . .             --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity . . . . . . . . . .             --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation . . . . . . .             --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity  . . .             --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity . .         45,954            12.77           18,062        12.82        40,257          12.82
Global Equity . . . . . . .          2,967            12.23            4,588        12.28        29,228          12.28
Bond Index  . . . . . . . .         18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE  . . . .             --               --           16,742        10.81           477          10.81
High Yield Bond . . . . . .         34,470            10.10           82,547        10.14        72,026          10.14

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                ------------------------------------------------------------------------------------
Large Cap Growth  . . . . . .      221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond  . . . . . . .      122,492        11.71        96,742         12.44          --             --
International Equity Index  .       40,197        15.54        68,833         15.05          --             --
Small Cap Growth  . . . . . .      158,068        24.61        34,357         21.90          --             --
International Balanced  . . .       22,819        12.85         3,040         13.41          --             --
Mid Cap Growth  . . . . . . .      291,628        39.83       111,636         35.92          --             --
Large Cap Value . . . . . . .       66,485        13.95        73,993         16.31          --             --
Money Market  . . . . . . . .      575,670        11.42       718,107         11.94          --             --
Mid Cap Value . . . . . . . .       62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth  . . . .       15,710        12.85        20,460         12.63          --             --
Real Estate Equity  . . . . .       10,691         9.54         7,405         12.27          --             --
Growth & Income . . . . . . .    1,047,922        19.13       196,321         21.88          --             --
Managed . . . . . . . . . . .       55,779        15.37        43,618         16.81          --             --
Short-Term Bond . . . . . . .       26,887        11.43        31,697         11.93          --             --
Small Cap Value . . . . . . .       22,247        11.80        40,374         12.43          --             --
International Opportunities .       39,238        15.97        35,379         16.68          --             --
Equity Index  . . . . . . . .    1,960,860        19.87       440,030         23.29          --             --
Global Bond . . . . . . . . .       35,346        11.58        51,458         12.27          --             --
Turner Core Growth  . . . . .      377,311        24.67       142,883         25.66          --             --
Brandes International Equity        82,135        17.67       116,504         16.53          --             --
Frontier Capital Appreciation       90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity  . . . .       48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity . . .        7,584        12.82         3,832         12.82          --             --
Global Equity . . . . . . . .        1,070        12.28         2,561         12.28          --             --
Bond Index  . . . . . . . . .      137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE  . . . . .       10,536        10.81         8,881         10.81          --             --
High Yield Bond . . . . . . .       15,036        10.14        38,875         10.14          --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  --------------
                                ----------------------------
Large Cap Growth  . . . . . .        --             --
Sovereign Bond  . . . . . . .        --             --
International Equity Index  .        --             --
Small Cap Growth  . . . . . .        --             --
International Balanced  . . .        --             --
Mid Cap Growth  . . . . . . .        --             --
Large Cap Value . . . . . . .        --             --
Money Market  . . . . . . . .        --             --
Mid Cap Value . . . . . . . .        --             --
Small/Mid Cap Growth  . . . .        --             --
Real Estate Equity  . . . . .        --             --
Growth & Income . . . . . . .        --             --
Managed . . . . . . . . . . .        --             --
Short-Term Bond . . . . . . .        --             --
Small Cap Value . . . . . . .        --             --
International Opportunities .        --             --
Equity Index  . . . . . . . .        --             --
Global Bond . . . . . . . . .        --             --
Turner Core Growth  . . . . .        --             --
Brandes International Equity         --             --
Frontier Capital Appreciation        --             --
Enhanced U.S. Equity  . . . .        --             --
Emerging Markets Equity . . .        --             --
Global Equity . . . . . . . .        --             --
Bond Index  . . . . . . . . .        --             --
Small/Mid Cap CORE  . . . . .        --             --
High Yield Bond . . . . . . .        --             --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE            PAGE    KEY WORD OR PHRASE                  PAGE
Account . . . . . . . . . .    29     monthly deduction date. . . . . . .   30
account value . . . . . . .     8     mortality and expense risk charge .   10
Additional Sum Insured. . .    14     optional benefits . . . . . . . . .   10
asset-based risk charge . .     9     options for death benefit . . . . .   14
attained age. . . . . . . .     9     owner . . . . . . . . . . . . . . .    5
Basic Sum Insured . . . . .    14     partial withdrawal. . . . . . . . .   13
beneficiary . . . . . . . .    39     partial withdrawal charge . . . . .   10
business day. . . . . . . .    30     payment options . . . . . . . . . .   16
changing Option A or B. . .    16     Planned Premium . . . . . . . . . .    6
changing the Total Sum                policy anniversary. . . . . . . . .   30
 Insured  . . . . . . . . .    16     policy year . . . . . . . . . . . .   30
charges . . . . . . . . . .     8     premium; premium payment. . . . . .    5
Code. . . . . . . . . . . .    35     prospectus. . . . . . . . . . . . .    3
cost of insurance rates . .     9     receive; receipt. . . . . . . . . .   19
date of issue . . . . . . .    31     reinstate; reinstatement. . . . . .    7
death benefit . . . . . . .     5     sales charges . . . . . . . . . . .    9
deductions. . . . . . . . .     8     SEC . . . . . . . . . . . . . . . .    2
expenses of the Trusts  . .    10     Separate Account. . . . . . . . . .   28
fixed investment option . .    30     Servicing Office. . . . . . . . . .    2
full surrender. . . . . . .    13     special loan account. . . . . . . .   14
fund. . . . . . . . . . . .     2     subaccount. . . . . . . . . . . . .   28
grace period. . . . . . . .     7     surrender . . . . . . . . . . . . .   13
guaranteed death benefit              surrender value . . . . . . . . . .   13
 feature. . . . . . . . . .     7     Target Premium. . . . . . . . . . .    9
Guaranteed Death Benefit              tax considerations. . . . . . . . .   35
 Premium. . . . . . . . . .     7     telephone transfers . . . . . . . .   19
insurance charge. . . . . .     9     Total Sum Insured . . . . . . . . .   14
insured person. . . . . . .     5     transfers of account value. . . . .   12
investment options. . . . .     1     Trust . . . . . . . . . . . . . . .    2
JHVLICO . . . . . . . . . .    29     variable investment options . . . .    1
lapse . . . . . . . . . . .     7     we; us. . . . . . . . . . . . . . .   28
loan. . . . . . . . . . . .    13     withdrawal. . . . . . . . . . . . .   13
                                      withdrawal charges. . . . . . . . .   10
loan interest . . . . . . .    14     you; your . . . . . . . . . . . . .    5

maximum premiums. . . . . .     6

Minimum Initial Premium . .    30

minimum insurance amount. .    15

minimum premiums. . . . . .     6



                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                       REPRESENTATION OF REASONABLENESS

      John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                    UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Section X of JHVLICO's Bylaws and Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.

      The prospectuses each consisting of __ pages.

      The undertaking regarding indemnification.

      The undertaking to file reports.

      The signatures.

      The following exhibits:

1.A. (1) JHVLICO Board Resolution establishing the separate account, included in the initial filing of this registration statement, filed January 25, 1996.

     (2)  Not Applicable.

     (3) (a) Form of Distribution and Servicing Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 33-15075) filed April 18, 1997.

          (b) Specimen Variable Contracts Selling Agreement between John Hancock Mutual Life Insurance Company and Selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 33-15075) filed April 18, 1997.

          (c) Schedule of sales commissions included in the text under the heading "Distribution of Policies" in the prospectus.

     (4)  Not Applicable

     (5) Form of flexible premium variable life insurance policy, included in Pre-Effective Amendment No.1 to this registration statement, filed July 25, 1996.

     (6) (a) JHVLICO Certificate of Incorporation, included in the initial filing of this registration statement, filed January 25, 1996.

          (b) JHVLICO By-laws, included in the initial filing of this registration statement, filed January 25, 1996.


     (7)  Not Applicable.

     (8) (a) Participation Agreement Among Templeton Variable Products Series Fund, Franklin Templeton distributors, Inc. and John Hancock Life Insurance Company, John Hancock Variable Life Insurance company, and Investors Partner Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, contemporaneously herewith.

          (b) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Mutual Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, contemporaneously herewith.

          (c) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Mutual Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, contemporaneously herewith.

          (d) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Mutual Life Insurance Company and Massachusetts Financial Services Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, contemporaneously herewith.

          (e) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Mutual Life Insurance Company and Certain Of Its Affiliated Insurance Companies, Each On Behalf Of Itself And Its Separate Accounts, And John Hancock Funds, Inc., filed in Post-Effective Amendment No. 1 to file No. 333-81127, contemporaneously herewith.

     (9)  Not Applicable.

     (10) Forms of individual and master applications for Policy, included in Pre-Effective Amendment No.1 to this registration statement, filed July 25, 1996.

     (11) Not Applicable.  The Registrant invests only in shares of open-end
                           Funds.

2.  Included as exhibit 1.A(5) above.

3. Opinion and consent of counsel as to securities being registered, included in Pre-Effective Amendment No.1 to this registration statement, filed July 27, 1997.

4.   Not Applicable

5.   Not Applicable

6.   Opinion and consent of actuary.

7.   Consent of independent auditors.

8. Memorandum describing JHVLICO's issuance, transfer and redemption procedures for the flexible premium policy pursuant to Rule 6e-3(T)(b)(12)(iii), included in Pre-Effective Amendment No.1 to this registration statement, filed July 27, 1997.

9. Powers of attorney for Tomlinson, D'Alessandro, Luddy, Lee, Reitano, Van Leer and Paster, included in the initial filing of this registration statement, filed January 25, 1996. Power of Attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report of John Hancock Variable Life Insurance Company (File No. 33-62895) filed March 28, 1997. Powers of Attorney for Bruce M. Jones and Paul Strong, incorporated by reference from the Post-Effective Amendment No. 2 to File No. 333-81127, filed contemporaneously herewith.

10. Representations, Description and Undertaking pursuant to Rule 6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940, included in the initial filing of this registration statement, filed January 25, 1996.

11. Exemptive Relief Relied Upon, included in the initial filing of this registration statement, filed January 25, 1996.

12.  Representation of Counsel pursuant to Rule 485(b).

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2000.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)

                                     By  /s/ MICHELE G. VAN LEER
                                         -----------------------
                                         Michele G. Van Leer
                                         President



Attest:    /s/ PETER H. SCAVONGELLI
           -------------------------
           Peter H. Scavongelli
           Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                     Title                              Date
----------                     -----                              ----


/s/ PATRICK F. SMITH
--------------------
Patrick F. Smith           Controller (Principal Accounting     May 1, 2000
                           Officer and Acting Principal
                           Financial Officer)

/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board
for herself and as         and President(Acting Principal
Attorney-in-Fact           Executive Officer)                   May 1, 2000

      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director
            Robert R. Reitano      Director
            Bruce M. Jones         Director
            Paul Strong            Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May 1, 2000.


                         On behalf of the Registrant

                 By John Hancock Variable Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By  /s/ Michele G. Van Leer
                                     -----------------------
                                     Michele G. Van Leer
                                     President



Attest   /s/ PETER H. SCAVONGELLI
         ------------------------
         Peter H. Scavongelli
         Secretary